SECURITY
FUNDS
================================================================================

PROSPECTUS
January 31, 1997
As Supplemented August 1, 1997


* Security Asset
  Allocation Fund


[SDI Logo]

SECURITY FUNDS
PROSPECTUS
================================================================================
SECURITY EQUITY FUND
   ASSET ALLOCATION SERIES
A MEMBER OF THE SECURITY BENEFIT GROUP OF COMPANIES
700 HARRISON, TOPEKA, KANSAS 66636-0001


                                   PROSPECTUS
                                January 31, 1997
                         As Supplemented August 1, 1997

     Security Asset Allocation Fund (the "Fund") is a series of a diversified, open-end management investment company.

     The Fund seeks high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. An investment in the Fund involves risk which is described more fully in this Prospectus and the Fund's Statement of Additional Information.

     This Prospectus sets forth concisely the information that a prospective investor should know about the Fund. It should be read and retained for future reference. Certain additional information is contained in a "Statement of Additional Information" about the Fund, dated January 31, 1997, as supplemented August 1, 1997 which has been filed with the Securities and Exchange Commission. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference in this Prospectus. It is available at no charge by writing Security Distributors, Inc., 700 Harrison, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND INVOLVES RISK, INCLUDING LOSS OF PRINCIPAL, AND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.
--------------------------------------------------------------------------------

SECURITY FUNDS
CONTENTS
================================================================================

                                                                        Page
Transaction and Operating Expense Table................................   1
Financial Highlights...................................................   2
Investment Objective and Policies of the Fund..........................   3
Investment Methods and Risk Factors....................................   5
Management of the Fund.................................................  13
       Portfolio Management............................................  15
How to Purchase Shares.................................................  15
       Alternative Purchase Options....................................  15
       Class A Shares..................................................  16
       Class B Shares..................................................  17
       Class B Distribution Plan.......................................  17
       Calculation and Waiver of Contingent Deferred Sales Charges.....  18
       Arrangements with Broker-Dealers and Others.....................  19
       Purchases at Net Asset Value....................................  19
How to Redeem Shares...................................................  20
       Telephone Redemptions...........................................  21
Dividends and Taxes....................................................  22
       Foreign Taxes...................................................  23

Determination of Net Asset Value.......................................  23
Trading Practices and Brokerage........................................  23
Performance............................................................  24
Shareholder Services...................................................  25
       Accumulation Plan...............................................  25
       Systematic Withdrawal Program...................................  25
       Exchange Privilege..............................................  26
       Retirement Plans................................................  27
General Information....................................................  27
       Organization....................................................  27
       Stockholder Inquiries...........................................  27
Appendix A - Class A Shares Reduced Sales Charges......................  28
       Rights of Accumulation..........................................  28
       Statement of Intention..........................................  28
       Reinstatement Privilege.........................................  28

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

                     TRANSACTION AND OPERATING EXPENSE TABLE
--------------------------------------------------------------------------------

SHAREHOLDER TRANSACTION EXPENSES                                                CLASS A SHARES          CLASS B SHARES(1)
--------------------------------                                                --------------          -----------------

Maximum Sales Load Imposed on Purchases (as a percentage of offering price)        5.75%                      None
Maximum Sales Load Imposed on Reinvested Dividends                                 None                       None
Deferred Sales Load (as a percentage of original purchase price or                 None(2)          5% during the first year,
  redemption proceeds, whichever is lower)                                                          decreasing to 0% in the
                                                                                                    sixth and following years

                                                                                CLASS A SHARES          CLASS B SHARES
                                                                                --------------          --------------
ANNUAL FUND OPERATING EXPENSES (as a percentage of net assets)
Management Fees (after fee waiver)                                                 0.30%                      0.30%
12b-1 Fees(3)                                                                      None                       1.00%
Other Expenses (after expense reimbursement)                                       1.70%                      1.70%
                                                                                   -----                      -----
Total Fund Operating Expenses(4)                                                   2.00%                      3.00%
                                                                                   =====                      =====

EXAMPLE
   You would pay the following expenses on a                     1 Year             $ 77                       $ 80
   $1,000 investment, assuming (1) 5 percent                     3 Years             117                        123
   annual return and (2) redemption at the                       5 Years             159                        178
   end of each time period(5)                                   10 Years             277                        332

EXAMPLE
   You would pay the following expenses on a                     1 Year          $ 77                          $ 30
   $1,000 investment, assuming (1) 5 percent                     3 Years          117                            93
   annual return and (2) no redemption                           5 Years          159                           158
                                                                10 Years          277                           332

1 Class B shares convert tax-free to Class A shares automatically after eight years.

2 Purchases of Class A shares in amounts of $1,000,000 or more are not subject to an initial sales load; however, a contingent deferred sales charge of 1% is imposed in the event of redemption within one year of purchase. See "Class A Shares" on page 16.

3 The 12b-1 fee of 1.00% consists of .75% for distribution expense and .25% for service fees. Long-term holders of Class B shares may pay more than the equivalent of the maximum front-end sales charge otherwise permitted by NASD Rules.

4 During the fiscal year ending September 30, 1996, the Investment Manager waived a portion of the Fund's management fee and reimbursed certain expenses; absent such fee waiver, the management fee would have been .75% and absent such expense reimbursement, "Total Fund Operating Expenses" would have been 3.1% for Class A shares and 3.9% for Class B shares.

5 This example does not reflect deduction of (i) the $15 wire transfer fee discussed under "How to Redeem Shares" on page 20 or (ii) the contingent deferred sales charge which is imposed upon redemption of Class A shares purchased in amounts of $1,000,000 or more.

THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AS ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. THE ASSUMED FIVE PERCENT ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURN. THE ACTUAL RETURN MAY BE GREATER OR LESSER THAN THE ASSUMED AMOUNT.

     The purpose of the foregoing fee table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more detailed discussion of the Fund's fees and expenses, see the discussion under "Management of the Fund," page 13. See "How to Purchase Shares," page 15, for more information concerning the sales load. Also, see Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales load on purchases of Class A shares.

--------------------------------------------------------------------------------

SECURITY FUNDS
FINANCIAL HIGHLIGHTS
================================================================================

   The following financial highlights for each of the years in the period ended September 30, 1996, has been audited by Ernst & Young LLP. Such information should be read in conjunction with the financial statements of the Fund and the report of Ernst & Young LLP, the Fund's independent auditors, appearing in the September 30, 1996 Annual Report to Stockholders which is incorporated by reference in this Prospectus. The Fund's Annual Report to Stockholders also contains additional information about the performance of the Fund and may be obtained without charge by calling Security Distributors, Inc. at 1-800-888-2461.

                                                                                                            Ratio
                                                                                                            of net
                             Net gains  Total                                              Net    Ratio of  income         Average
Fiscal                       (losses)    from   Dividends  Distri-           Net          assets  expenses  (loss)  Port- commission
year    Net asset   Net         on      invest- (from net  butions          asset         end of     to      to     folio  paid per
ended     value    invest-  securities   ment    invest-    (from   Total   value   Total period  average  average  turn- investment
Septem- beginning   ment    (realized & opera-    ment     capital  distri- end of return (thou-    net      net    over  security
ber 30  of period  income   unrealized)  tions   income)    gains)  butions period   (a)  sands)   assets   assets   rate  traded(e)
------------------------------------------------------------------------------------------------------------------------------------

                     SECURITY ASSET ALLOCATION FUND (CLASS A)

1995      $10.00   $0.04      $0.50     $0.54      $---      $---    $---   $10.54  5.40% $1,906   2.00%    1.33%    129%     ---
(b)(c)(d)
1996(c)(d) 10.54    0.25       0.765     1.015   (0.328)   (0.167)  (0.495)  11.06 10.01%  2,449   2.00%    2.32%     75%   0.0247

                     SECURITY ASSET ALLOCATION FUND (CLASS B)

1995      $10.00   $0.01      $0.49     $0.50      $---      $---    $---   $10.50  5.00% $1,529   3.00%    0.31%    129%     ---
(b)(c)(d)
1996(c)(d) 10.50    0.14       0.77      0.91    (0.273)   (0.167)  (0.44)   10.97  8.97%  2,781   3.00%    1.32%     75%   0.0247

(a) Total return information does not reflect deduction of any sales charges imposed at the time of purchase for Class A shares or upon redemption for Class B shares.

(b) Security Asset Allocation Fund was initially capitalized on June 1, 1995, with a net asset value of $10 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Fund expenses were reduced by the Investment Manager during the period and expense ratios absent such reimbursement would have been as follows:

                                         1995     1996
                                         ----     ----
                             Class A     3.6%     3.1%
                             Class B     4.7%     3.9%

(d) Net investment income (loss) was computed using average shares outstanding throughout the period.

(e) Brokerage commissions paid on portfolio transactions increase the cost of securities purchased or reduce the proceeds of securities sold and are not reflected in the Fund's statement of operations. Shares traded on a principal basis, such as most over-the-counter and fixed-income transactions, pay a "spread" or "mark-up" rather than a commission and are therefore excluded from this calculation. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities. Prior to 1996, average commission information was not required to be disclosed.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     Security Asset Allocation Fund (the "Fund") is a series of Security Equity Fund, a diversified, open-end management investment company of the series type, which was organized as a Kansas corporation on November 27, 1961. The Fund's investment objective and policies are described below. There, of course, can be no assurance that such investment objective will be achieved. While there is no present intention to do so, the Fund's investment objective and policies, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. If there is a change in investment objective, stockholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The Fund is subject to certain investment policy limitations which may not be changed without stockholder approval. Among these limitations, some of the more important ones are that the Fund will not, with respect to 75 percent of its total assets, invest more than 5 percent of the value of its assets in any one issuer or purchase more than 10 percent of the outstanding voting securities of any one issuer. In addition, the Fund will not invest 25 percent or more of its total assets in any one industry. The full text of the investment policy limitations of the Fund is set forth in the Statement of Additional Information.

     The investment objective of the Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); and domestic money market instruments. See "Investment Methods and Risk Factors" for a discussion of the additional risks associated with investment in foreign securities and REITs, and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, under normal circumstances, will maintain a minimum of 35 percent of its total assets in equity securities and 10 percent in debt securities. The Fund will not invest more than 55 percent of its total assets in money market instruments (except when in a

--------------------------------------------------------------------------------
No dealer, salesperson, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the Fund's Statement of Additional Information, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Investment Manager, or the Distributor.
--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

temporary defensive position), more than 80 percent of its total assets in foreign securities, nor more than 20 percent of its total assets in gold stocks. The Fund will not invest 25 percent or more of its assets in the securities of any single country, other than the United States.

     The Fund's Sub-Adviser, Meridian Investment Management Corporation ("Meridian"), conducts quantitative investment research and uses the research to strategically allocate the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk.

     The Sub-Adviser then determines which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential.

     The Sub-Adviser identifies sectors of the domestic and international economy in which the Fund will invest and then determines which equity securities to purchase within the identified countries and/or sectors.

     With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

     The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investors Service, Inc. ("Moody's") or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5 percent of its net assets.

     The Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25 percent or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

such securities, see "Investment Methods and Risk Factors" -- "Mortgage-Backed Securities," below.

     The Fund may invest up to 10 percent, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     The Fund may write covered call options and purchase put options and may buy and sell futures contracts (and options on such contracts). The Fund may purchase a futures contract or option to hedge a position. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5 percent of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25 percent of its total assets. The Fund will not commit more than 5 percent of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund does not intend to lend any of its assets other than by purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques are described in the "Investment Objective and Policies" section of this Prospectus and in the Fund's Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by the Fund. Although the Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, it is not required to do so.

INVESTMENT VEHICLES

     SHARES OF OTHER INVESTMENT COMPANIES -- The Fund may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     CONVERTIBLE SECURITIES AND WARRANTS -- Convertible securities are debt or preferred equity securities convertible into or exchangeable for equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than non-convertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants (generally two or more years).

     MORTGAGE-BACKED SECURITIES -- Mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs), include certain securities issued or guaranteed by the United States government or one of its agencies or instrumentalities, such as the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), or Federal Home Loan Mortgage Corporation (FHLMC); securities issued by private issuers that represent an interest in or are collateralized by mortgage-backed securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities; and securities issued by private issuers that represent an interest in or are collateralized by mortgage loans. A mortgage pass-through security is a pro rata interest in a pool of mortgages where the cash flow generated from the mortgage collateral is passed through to the security holder. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. The Fund will not invest in securities known as "inverse floating obligations," "residual interest bonds," or "interest-only"
(IO) and "principal-only" (PO) bonds, the market values of which will generally be more volatile than the market values of most MBSs. MBSs have been referred to as "derivatives" because the performance of MBSs is dependent upon and derived from underlying securities.

     Investment in MBSs poses several risks, including prepayment, market and credit risks. PREPAYMENT RISK reflects the chance that borrowers may prepay their mortgages faster than expected, thereby affecting the investment's average life and perhaps its yield. Borrowers are most likely to exercise their prepayment options at a time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Certain classes of CMOs may have priority over others with respect to the receipt of prepayments on the mortgages and the Fund may invest in CMOs which are subject to greater risk of prepayment. MARKET RISK reflects the chance that the price of the security may fluctuate over time. The price of MBSs may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of MBSs, and a fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. CREDIT RISK reflects the chance that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest by the agency or instrumentality, and some, such as GNMA certificates, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, are supported only by the credit of the instrumentality. Although securities issued by U.S. Government-related agencies are guaranteed by the U.S. Government, its agencies or instrumentalities, shares of the Fund are not so guaranteed in any way. The performance of private label MBSs, issued by private institutions,

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

is based on the financial health of those institutions. There is no guarantee the Fund's investment in MBSs will be successful, and the Fund's total return could be adversely affected as a result.

     ASSET-BACKED SECURITIES -- Asset-backed securities represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, for example, automobile, credit card or trade receivables. Asset-backed commercial paper, one type of asset-backed security, is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

     The underlying assets (e.g., loans) are subject to prepayments which shorten the securities' weighted average life and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market's perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing the credit support or enhancement.

     REAL ESTATE INVESTMENT TRUSTS (REITS) -- A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES -- Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, the Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery of the securities. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund enters into a transaction on a when-issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================
There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     RESTRICTED SECURITIES -- Restricted securities are acquired through private placement transactions, directly from the issuer or from security holders, generally at higher yields or on terms more favorable to investors than comparable publicly traded securities. However, the restrictions on resale of such securities may make it difficult for the Fund to dispose of such securities at the time considered most advantageous, and/or may involve expenses that would not be incurred in the sale of securities that were freely marketable. The Fund may purchase only restricted securities that are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Trading restricted securities pursuant to Rule 144A may enable the Fund to dispose of restricted securities at a time considered to be advantageous and/or at a more favorable price than would be available if such securities were not traded pursuant to Rule 144A. However, the Rule 144A market is relatively new and liquidity of the Fund's investment in such market could be impaired if trading does not develop or declines. Risks associated with restricted securities include the potential obligation to pay all or part of the registration expenses in order to sell certain restricted securities. A considerable period of time may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell it under an effective registration statement. If, during a period, adverse conditions were to develop, a Fund might obtain a less favorable price than prevailing when it decided to sell.

     The Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in Rule 144A securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities. It is the Fund's policy that not more than 15 percent of its net assets will be invested in illiquid securities. Included in this category are "restricted" securities deemed illiquid by the Investment Manager under procedures adopted by the Board, and any other assets for which an active and substantial market does not exist at the time of purchase or subsequent valuation.

     AMERICAN DEPOSITARY RECEIPTS (ADRS) -- The ADRs in which the Fund invests are dollar-denominated receipts sponsored by U.S. banks which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. See "Foreign Investment Risks," page 13.

     REPURCHASE AGREEMENTS -- A repurchase agreement is a contract under which the Fund

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate of the purchased security. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by the Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities.

MANAGEMENT PRACTICES

     CASH RESERVES -- The Fund may establish and maintain reserves as the Investment Manager and Sub-Adviser believe is advisable to facilitate the Fund's cash flow needs (e.g., redemptions, expenses, and purchases of portfolio securities) or for temporary, defensive purposes. Such reserves will be invested in domestic money market instruments rated within the top two credit categories by a national rating organization, or if unrated, the Investment Manager equivalent. The Fund may also invest in certificates of deposit issued by banks and bank demand accounts.

     BORROWING -- The Fund can borrow money from banks as a temporary measure for emergency purposes, to facilitate redemption requests, or for other purposes consistent with the Fund's investment objective and policies. As a fundamental policy which may not be changed without stockholder approval, the Fund's borrowings may not exceed 33 1/3 percent of the Fund's total assets; the Fund, however, does not expect borrowings to exceed 10 percent of total assets. To the extent that the Fund purchases securities while it has outstanding borrowings, it is using leverage, i.e., using borrowed funds for investment. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

     FORWARD CURRENCY TRANSACTIONS -- In seeking to protect against currency exchange rate or interest rate changes that are adverse to their present or prospective positions, the Fund may employ certain risk management practices involving the use of forward currency contracts and options contracts, futures contracts and options on futures contracts on U.S. and foreign government securities and currencies. There can be no assurance that such risk management practices will succeed.

     To attempt to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, if the Sub-Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency the Sub-Adviser expects to decline in an amount up to the value of the portfolio securities held by the Fund denominated in a foreign currency.

     The Fund's use of forward currency contracts or options and futures transactions involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the Investment Manager's ability to predict movements in exchange rates; imperfect correlation between movements in exchange rates and movements in the currency hedged; and the fact that the skills needed to effectively hedge against the Fund's currency risks are different from those needed to select the securities in which the Fund invests. The Fund also may conduct foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market.

     OPTIONS -- The Fund may purchase put options and write covered call options on securities that are traded on recognized securities exchanges and over-the-counter ("OTC") markets. When the Fund writes a covered call option, it gives the purchaser of the option the right, but not the obligation, to buy the underlying security owned by the Fund at the agreed upon exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The purchase price (premium) paid to the Fund is the consideration for undertaking the obligations of the option contract. The Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as the option remains open and covered, except insofar as the premium represents profit. By writing a call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will write call options in order to obtain a return on its investments from the premiums received and will retain the premiums whether or not the options are exercised. Any decline in the market value of the Fund's portfolio securities will be offset to the extent of the premiums received (net of transaction costs).

     The Fund may write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. During the option period, the writer of a call option has given up the opportunity for capital appreciation above the exercise price should market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. Writing call options also involves the risk relating to the Fund's ability to close out options it has written.

     A put option gives the Fund the right, but not the obligation, to sell the underlying security to the writer of the option at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The writer may be

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

forced to purchase a security from the Fund at a price much higher than the market price at the time the option is exercised. The Fund in purchasing a put option risks the loss of the entire purchase price (premium) of the option. The Fund may sell a put option which it has previously purchased prior to sale of the underlying security. Any such sale would result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put which is sold.

     FUTURES CONTRACTS AND RELATED OPTIONS -- The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. A financial futures contract calls for delivery of a particular security at a certain time in the future. The seller of the contract agrees to make delivery of the type of security called for in the contract and the buyer agrees to take delivery at a specified future time. The Fund may also write call options and purchase put options on financial futures contracts as a hedge to attempt to protect the Fund's securities from a decrease in value. When the Fund writes a call option on a futures contract, it is undertaking the obligation of selling a futures contract at a fixed price at any time during a specified period if the option is exercised. Conversely, the purchaser of a put option on a futures contract is entitled (but not obligated) to sell a futures contract at a fixed price during the life of the option.

     Financial futures contracts include interest rate futures contracts and stock index futures contracts. An interest rate futures contract obligates the seller of the contract to deliver, and the purchaser to take delivery of, interest rate securities called for in a contract at a specified future time at a specified price. A stock index assigns relative values to common stocks included in the index and the index fluctuates with changes in the market values of the common stocks included. A stock index futures contract is a bilateral contract pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. An option on a financial futures contract gives the purchaser the right to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

     REGULATORY MATTERS RELATED TO FUTURES AND OPTIONS -- In connection with its proposed futures and options transactions, the Fund filed with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund represents in its notice of eligibility that: (i) it will not purchase or sell futures or options on futures contracts or stock indices if as a result the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5 percent of its assets; and (ii) with respect to each futures contract purchased or long position in an option contract, the Fund will set aside in a segregated account cash or liquid securities, in an amount equal to the market value of such contract less the initial margin deposit.

     The Staff of the Securities and Exchange Commission ("SEC") has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the Investment Company Act of 1940 on investment companies' issuing senior

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

securities. However, the Staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company: (i) sells futures contracts to offset expected declines in the value of the investment company's securities, provided the value of such futures contracts does not exceed the total market value of those securities (plus such additional amount as may be necessary because of differences in the volatility factor of the securities vis-a-vis the futures contracts); (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of securities which correlate with the underlying stock index, or otherwise; (iii) purchases futures contracts, provided the investment company establishes a segregated account ("segregated account") consisting of cash or liquid securities, in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and
(iv) writes put options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a segregated account in an amount equal to the value of its obligation under the option, or otherwise.

     The fund will conduct its purchases and sales of any futures contracts and writing of related options transactions in accordance with the foregoing.

RISK FACTORS

     GENERAL -- The Fund's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions and, if invested in foreign securities, its net currency exposure. The value of fixed income securities generally fluctuates inversely with interest rate movements. Longer term bonds held by the Fund are subject to greater interest rate risk. There is no assurance that the Fund will achieve its investment objective.

     FUTURES AND OPTIONS RISK -- Futures contracts and options can be highly volatile and could result in reduction of the Fund's total return, and the Fund's attempt to use such investments for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. Losses from futures could be significant if the Fund is unable to close out its position due to distortions in the market or lack of liquidity. The Fund's risk of loss from the use of futures extends beyond its initial investment and could potentially be unlimited.

     The use of futures and options involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the Sub-Adviser seeks to protect the Fund against potential adverse movements in the securities or interest rate markets using these instruments and such markets do not move in a direction adverse to the Fund, the Fund could be left in a less favorable position than if such strategies had not been used. Risks inherent in the use of futures and options include: (1) the risk that interest rates or securities prices will not move in the directions anticipated; (2) imperfect correlation between the price of futures and options and movements in the prices of the securities being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund. Certain provisions of the Internal Revenue Code of 1986, as amended ("Code"), limit the extent to which the Fund may enter into futures contracts or engage in options transactions.

     FOREIGN INVESTMENT RISKS -- Investment in foreign securities may involve risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. The Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     CURRENCY RISK -- Because the Fund invests in securities denominated in currencies other than the U.S. dollar and may hold foreign currencies, it will be affected favorably or unfavorably by exchange control regulations or changes in the exchange rates between such currencies and the U.S. dollar. Changes in currency exchange rates will influence the value of the Fund's shares, and also may affect the value of dividends and interest earned by the Fund and gains and losses realized by the Fund. In addition, the Fund may incur costs in connection with the conversion or transfer of foreign currencies. Currencies generally are evaluated on the basis of fundamental economic criteria (e.g., relative inflation and interest rate levels and trends, growth rate forecasts, balance of payments status and economic policies) as well as technical and political data. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, the international balance of payments, governmental intervention, speculation and other economic and political conditions. If the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the security expressed in U.S. dollars.

MANAGEMENT OF THE FUND

     The management of the Fund's business and affairs is the responsibility of the Board of Directors. Security Management Company, LLC (the "Investment Manager"), 700 Harrison Street, Topeka, Kansas, is responsible for selection and management of the Fund's portfolio investments.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

The Investment Manager is a limited liability company, which is ultimately controlled by Security Benefit Life Insurance Company, a mutual life insurance company with over $15 billion of insurance in force. The Investment Manager also acts as investment adviser to Security Growth and Income Fund, Security Ultra Fund, Security Income Fund, Security Tax-Exempt Fund, Security Cash Fund and SBL Fund. On September 30, 1996, the aggregate assets of all of the Funds under the investment management of the Investment Manager were approximately $3.4 billion.

     The Investment Manager has entered into a sub-advisory agreement with Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112 ("Meridian"). Pursuant to the agreement, Meridian furnishes investment advisory, statistical and research faciliites, supervises and arranges for the purchase and sale of equity securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation which is controlled by its two stockholders, Michael J. Hart and Craig T. Callahan.

     The Investment Manager pays Meridian an annual fee equal to a percentage of the average daily closing value of the net assets of the Fund, computed on a daily basis, according to the following schedule:

        AVERAGE DAILY NET ASSETS OF THE SERIES         ANNUAL FEE
        --------------------------------------         ----------
        Less Than $100 Million.....................    .40%, plus
        $100 Million but less than $200 Million....    .35%, plus
        $200 Million but less than $400 Million....    .30%, plus
        $400 Million or more.......................    .25%

     Subject to the supervision and direction of the Fund's Board of Directors, the Investment Manager manages the fixed income portion of the Fund's portfolio in accordance with the Fund's stated investment objective and policies and supervises the investment advisory services of Meridian. The Investment Manager has agreed that total annual expenses of the Fund (including for any fiscal year, the management fee, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) shall not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.) The Investment Manager will contribute such funds to the Fund or waive such portion of its compensation as may be necessary to insure that such total annual expenses do not exceed any such limitation.

     The Investment Manager also acts as the administrative agent and transfer agent for the Fund, and as such performs administrative functions, transfer agency and dividend disbursing services, and the bookkeeping, accounting and pricing functions for the Fund.

     For its services, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1.00 percent of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045 percent of the average daily net assets of the Fund plus the greater of .10 percent of its average net assets or $60,000.

     For the year ended September 30, 1996, the total expenses of the Fund, as a percentage of average net assets, were 2.0 percent for Class A shares and 3.0 percent for Class B shares.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

PORTFOLIO MANAGEMENT

     The Fund is managed by an investment management team of Portfolio Managers of the Investment Manager and Sub-Adviser. Jane Tedder, Senior Economist of the Investment Manager, has day-to-day responsibility for managing the fixed-income portion of the Fund's portfolio. She has had responsibility for the Fund since January 1996. Pat Boyle, Portfolio Manager of the Sub-Adviser, has day-to-day responsibility for managing the equity portion of the Fund's portfolio. He has had day-to-day responsibility for managing the equity portion of the Fund since August 1997.

     Ms. Tedder, Vice President and Senior Economist of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.

     Mr. Boyle is a research analyst and portfolio manager of the Sub-Adviser He has four years of investment experience and is a Chartered Financial Analyst Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree in Finance.

HOW TO PURCHASE SHARES

     Security Distributors, Inc. (the "Distributor"), 700 Harrison Street, Topeka, Kansas, a wholly-owned subsidiary of Security Benefit Group, Inc., is principal underwriter of the Fund. Shares of the Fund may be purchased through authorized investment dealers. In addition, banks and other financial institutions that have an agreement with the Distributor, may make shares of the Fund available to their customers. The minimum initial purchase must be $100 Subsequent purchases must be $100 unless made through an Accumulation Plan which allows subsequent purchases of $20.

     Orders for the purchase of shares of the Fund will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by the Distributor (generally as of the close of the New York Stock Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.

     Orders for shares received by broker-dealers prior to that day's close of trading on the New York Stock Exchange and transmitted to the Fund prior to its close of business that day will receive the offering price equal to the net asset value per share computed at the close of trading on the Exchange on the same day plus, in the case of Class A shares, the sales charge. Orders received by broker-dealers after that day's close of trading on the Exchange and transmitted to the Fund prior to the close of business on the next business day will receive the next business day's offering price.

     The Fund reserves the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Fund offers two classes of shares:

     CLASS A SHARES -- FRONT-END LOAD OPTION -- Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix A for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may reduce the front-end sales charge on purchases of Class A shares.

     CLASS B SHARES -- BACK-END LOAD OPTION -- Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert tax-free to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100 percent of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Fund will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES
     Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                     SALES CHARGE
                                      ------------------------------------------
                                                      PERCENTAGE
     AMOUNT OF                        PERCENTAGE        OF NET       PERCENTAGE
   TRANSACTION AT                     OF OFFERING       AMOUNT       REALLOWABLE
   OFFERING PRICE                        PRICE         INVESTED      TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000                        5.75%          6.10%          5.00%
$50,000 but less than $100,000           4.75%          4.99%          4.00%
$100,000 but less than $250,000          3.75%          3.90%          3.00%
$250,000 but less than $500,000          2.75%          2.83%          2.25%
$500,000 but less than $1,000,000        2.00%          2.04%          1.75%
$1,000,000 or more                       None           None         (See below)

     Purchases of Class A shares in an amount of $1,000,000 or more are at net asset value (without a sales charge), but are subject to a contingent deferred sales charge of 1.00 percent in the event of redemption within one year following purchase. For a discussion of the contingent deferred sales charge, see "Calculation and Waiver of Contingent Deferred Sales Charges" on page 18.

     The Distributor will pay a commission to dealers on Class A purchases of $1,000,000 or more as follows: 1.00 percent on sales up to $5,000,000, plus .50 percent on sales of $5,000,000 or more up to $10,000,000 and .10 percent on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Fund and certain other Security Funds during prior periods and certain other factors, including providing certain services to their clients who are stockholders of the Fund. Such services include assisting in maintaining records, processing purchase and redemption requests and establishing stockholder accounts, assisting stockholders in changing account options or enrolling in specific plans, and

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

providing   stockholders  with  information   regarding  the  Fund  and  related
developments.

     Currently, service fees are paid at the following annual rates: .25 percent of aggregate net asset value for amounts of $100,000 but less than $5,000,000 and .30 percent for amounts of $5,000,000 or more.

     Additional information may be obtained by referring to the Fund's Statement of Additional Information.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Fund may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

               YEAR SINCE PURCHASE       CONTINGENT DEFERRED
                PAYMENT WAS MADE             SALES CHARGE
               -------------------       -------------------
               First..................            5%
               Second.................            4%
               Third..................            3%
               Fourth.................            3%
               Fifth..................            2%
               Sixth and following....            0%

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert on the eighth anniversary of the date such shares were purchased to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Fund's opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     The Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00 percent of the average daily net asset value of Class B shares. Amounts paid by

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

the Fund are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00 percent of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25 percent annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Fund. Amounts paid under the Fund's Class B Distribution Plan may exceed actual distribution expenses.

     NASD Rules limit the aggregate amount that the Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25 percent of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus one percent on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Fund. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus one percent) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

     The Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Fund's Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the Distributor. The Fund makes no payments in connection with the sale of its shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in an amount of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in an amount of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

qualified under section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the CDSC), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan,
(vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of redemptions of Class B shares of the Fund pursuant to a systematic withdrawal program. See "Systematic Withdrawal Program," page 25 for details.

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, including reallowance of up to the entire sales charge, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Fund and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. The Distributor may also provide financial assistance to dealers in connection with advertising. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Fund for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law. The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The marketing allowance ranges from .15 percent to .75 percent of aggregate new sales depending upon the volume of shares sold. See the Fund's Statement of Additional Information for more detailed information about the marketing allowance.

PURCHASES AT NET ASSET VALUE

     Class A shares of the Fund may be purchased at net asset value by (1) directors, officers and employees of the Fund, the Fund's Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above; (3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Fund may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under this provision.

HOW TO REDEEM SHARES

     A stockholder may redeem shares at the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Fund's Investment Manager, Security Management Company, LLC, 700 Harrison Street, Topeka, Kansas 66636-0001, which serves as the Fund's transfer agent. A request is made in proper order by submitting the following items to the Investment Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager by calling 1-800-888-2461, extension 3127.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

     The  redemption  price  will be the net  asset  value  of the  shares  next computed after the redemption request in proper order is received by the Investment Manager. Payment of the amount due, less any applicable deferred sales charge, will be made by check within seven days after receipt of the redemption request in proper order. Payment may also be made by wire at the sole discretion of the Investment Manager. If a wire transfer is requested, the Investment Manager must be provided with the name and address of the stockholder's bank as well as the account number to which payment is to be wired. Checks will be mailed to the stockholder's registered address (or as otherwise directed). Remittance by wire (to a commercial bank account in the same name(s) as the shares are registered), by certified or cashier's check, or by express mail, if requested, will be at a charge of $15, which will be deducted from the redemption proceeds.

     In addition to the foregoing redemption procedure, the Fund repurchases shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. Dealers may charge a commission on the repurchase of shares.

     At various times, requests may be made to redeem shares for which good payment has not yet been received. Accordingly, the mailing of a redemption check may be delayed until such time as good payment has been collected for the purchase of the shares in question, which may take up to 15 days from the date of purchase.

     Requests may also be made to redeem shares in an account for which the stockholder's tax identification number has not been provided. To the extent permitted by law, the redemption proceeds from such an account will be reduced by $50 to reimburse for the penalty imposed by the Internal Revenue Service for failure to report the tax identification number.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of an account or the owner's broker. The
Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a telephone redemption provide the account registration and number and the owner's tax identification number, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any redemption request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Fund.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares."

DIVIDENDS AND TAXES

     It is the Fund's policy to distribute realized capital gains, if any, in excess of any capital losses and capital loss carryovers, at least once a year and to pay dividends from net investment income as the Fund's Board of Directors may declare from time to time. Because Class A shares of the Fund bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Fund bear such costs through a higher distribution fee, expenses attributable to Class B shares will generally be higher and, as a result, income distributions paid by the Fund with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Any dividend payment or capital gain distribution will result in a decrease of the net asset value of the shares in an amount equal to the payment or distribution. All dividends and distributions are automatically reinvested on the payable date in shares of the Fund at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. Dividends or distributions paid with respect to Class A shares and received in cash may, within 30 days of the payment date, be reinvested without a sales charge.

     The Fund is to be treated separately from the other series of Security Equity Fund in determining the amounts of income and capital gains distributions, and for this purpose, each series will reflect only the income and gains, net of losses, of that series.

     The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. Such qualification generally removes the liability for federal income taxes from the Fund, and generally makes federal income tax upon income and capital gains generated by the Fund's investments, the sole responsibility of its stockholders provided the Fund continues to so qualify and distributes all of its net investment income and net realized capital gain to its stockholders. Furthermore, the Fund generally will not be subject to excise taxes imposed on certain regulated investment companies provided that it distributes 98 percent of its ordinary income and 98 percent of its net capital gain income each year.

     Distributions of net investment income and realized net short-term capital gain are taxable to stockholders as ordinary income whether received in cash or reinvested in additional shares. Distributions (designated by the Fund as "capital gain dividends") of the excess, if any, of net long-term capital gains over net short-term capital losses are taxable to stockholders as long-term capital gains regardless of how long a stockholder has held the Fund's shares and regardless of whether received in cash or reinvested in additional shares. Stockholders should consult their tax adviser to determine the federal, state and local tax consequences to them from an investment in the Fund.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

     Certain dividends declared in October, November or December of a calendar year are taxable to stockholders as though received on December 31 of that year if paid to stockholders during January of the following calendar year.

     Advice as to the tax status of each year's distributions will be mailed on or before January 31, of the following year. The Fund is required by law to withhold 31 percent of taxable dividends and distributions (including redemption proceeds) to stockholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

FOREIGN TAXES

     Investment income and gains received from sources within foreign countries may be subject to foreign income and other taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30 percent or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors to a reduced tax rate (generally 10 to 15 percent) or to certain exemptions from tax. The Fund intends to operate so as to qualify for such reduced tax rates or tax redemptions whenever possible. While stockholders will bear indirectly the cost of any foreign tax withholding, they will not be able to claim foreign tax credit or deduction for taxes paid by the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value of the Fund is computed as of the close of regular trading hours on the New York Stock Exchange (normally 3 p.m. Central time) on days when the Exchange is open.

     The net asset value per share is computed by adding the value of all securities and other assets in the portfolio, deducting any liabilities and dividing by the number of shares outstanding. In determining the Fund's total net assets, securities listed or traded on a recognized securities exchange will be valued on the basis of the last sale price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on prices from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the last current bid price If there is no bid price, or if the bid price is deemed unsatisfactory by the Board of Directors or by the Investment Manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair market value. Valuations of the Fund's securities are supplied by a pricing service approved by the Fund's Board of Directors.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

TRADING PRACTICES AND BROKERAGE

     The portfolio turnover rate for the Fund for the fiscal year ended September 30, 1996, was 75 percent for Class A and Class B shares. Higher

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

portfolio turnover (over 100 percent) subjects a Fund to increased brokerage costs and may, in some cases, have adverse tax effects on the Fund or its stockholders. The annual portfolio turnover of the Fund generally will be more than 100 percent but is not expected to exceed 200 percent.

     Transactions in portfolio securities for the Fund are effected in the manner deemed to be in the best interests of the Fund. In selecting a broker to execute a specific transaction, all relevant factors will be considered. Portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or who sell shares of the Fund. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of Fund shares in the selection of a broker. Securities held by the Fund may also be held by other investment advisory clients of the Investment Manager, including other investment companies, and by the Investment Manager's parent company, Security Benefit Life Insurance Company ("SBL"). Purchases or sales of the same security occurring on the same day (which may include orders from SBL) may be aggregated and executed as a single transaction, subject to the Investment Manager's obligation to seek best execution. Aggregated purchases or sales are generally effected at an average price and on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold. See the Fund's Statement of Additional Information for a more detailed description of aggregated transactions.

PERFORMANCE

     The Fund may, from time to time, include quotations of its average annual total return and aggregate total return in advertisements or reports to stockholders or prospective investors.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one, five and ten years (up to the life of the Fund). Such total return figures will reflect the deduction of the maximum sales charge and a proportional share of Fund expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

     Quotations of aggregate total return will be calculated for any specified period by assuming a hypothetical investment in the Fund on the date of the commencement of the period and assuming that all dividends and distributions are reinvested when paid. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at total return. Total return calculated in this manner reflects actual performance over a stated period of time while average annual total return is a hypothetical rate of return that, if achieved annually, would have produced the same aggregate total return.

     In addition, quotations of aggregate total return may also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year. The Fund may from time to time quote total return that does not reflect deduction of any applicable sales charge, which charges, if reflected, would reduce the total return quoted.

     Quotations of average annual total return or aggregate total return reflect only the performance of a hypothetical investment in the Fund during the particular time period on which the calculations are based. Such quotations for the

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

Fund will vary based on changes in market conditions and the level of the Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return and aggregate total return to current or prospective stockholders, the Fund also may compare these figures to the performance of other mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends, but generally do not reflect deductions for administrative and management costs and expenses. The Fund will include performance data for both Class A and Class B shares of the Fund in any advertisement or report including performance data of the Fund.

     For a more detailed description of the methods used to calculate the average annual total return and aggregate total return of the Fund, see the Fund's Statement of Additional Information.

SHAREHOLDER SERVICES

ACCUMULATION PLAN

     An investor may choose to invest in the Fund through a voluntary Accumulation Plan. This allows for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan involves no obligation to make periodic investments, and is terminable at will.

     Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on such day as the payment is received. The investor will receive a confirmation and statement after each investment.

     Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for choosing to use Secur-O-Matic. An application for Secur-O-Matic may be obtained from the Fund.

SYSTEMATIC WITHDRAWAL PROGRAM

     Stockholders who wish to receive regular monthly, quarterly, semiannual, or annual payments of $25 or more may establish a Systematic Withdrawal Program. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. A Systematic Withdrawal Program will be allowed only if shares with a current offering price of $5,000 or more are deposited with the Investment Manager, which will act as agent for the stockholder under the Program. Shares are liquidated at net asset value. The Program may be terminated on written notice, or it will terminate automatically if all shares are liquidated or withdrawn from the account.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10 percent of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10 percent of the value of the account in any Program year and, as a result, all withdrawals under such a Program would be subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 18. A Systematic Withdrawal form may be obtained from the Fund.

EXCHANGE PRIVILEGE

     Stockholders who own shares of the Fund may exchange those shares for shares of another series of Security Equity Fund, Security Ultra Fund, Security Growth and Income Fund, Security Income Fund, Security Tax-Exempt Fund, or Security Cash Fund (the "Security Funds") at net asset value. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale. No service fee is presently imposed on such an exchange. Class A and Class B shares of the Fund may be exchanged for Class A and Class B shares, respectively, of another fund or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. For tax purposes, an exchange is a sale of shares which may result in a taxable gain or loss. Special rules may apply to determine the amount of gain or loss on an exchange occurring within ninety days after the exchanged shares were acquired. Exchanges are made upon receipt of a properly completed Exchange Authorization form. A current prospectus of the fund into which an exchange is made will be given to each stockholder exercising this privilege.

     To exchange shares by telephone, a stockholder must hold shares in non-certificate form and must either have completed the Telephone Exchange section of the application or a Telephone Transfer Authorization form which may be obtained from the Investment Manager. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Fund at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received by telephone after the close of the New York Stock Exchange (normally 3 p.m. Central time) will be treated as if received on the next business day on which the Exchange is open. A stockholder who authorizes telephone exchanges authorizes the Investment Manager to act upon the instructions of any person by telephone to exchange shares between any identically registered accounts with the Security Funds. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number and the owner's tax identification number and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager nor the Distributor shall be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request, provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss from a fraudulent or unauthorized request. The exchange privilege, including telephone exchanges, may be changed or discontinued at any time by either the Investment Manager or the Fund upon 60 days' notice to stockholders.

     In periods of severe market or economic conditions, the telephone exchange of shares may

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS
================================================================================

be difficult to implement and stockholders should make exchanges by writing to Security Distributors, Inc., 700 Harrison Street, Topeka, Kansas 66636-0001.

RETIREMENT PLANS

     The Fund has available tax-qualified retirement plans for individuals, prototype plans for the self-employed, pension and profit sharing plans for corporations and custodial accounts for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Further information concerning these plans is contained in the Fund's Statement of Additional Information.

GENERAL INFORMATION

ORGANIZATION

     The Articles of Incorporation of Security Equity Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in five series, Equity Fund, Global Fund, Social Awareness Fund, Asset Allocation Fund and Value Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets.

     The Fund currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by that class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class;
(iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Fund. Shares may be exchanged as described above under "Exchange Privilege," but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the series of Security Equity Fund vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Fund does not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10 percent of Security Equity Fund's outstanding shares.

STOCKHOLDER INQUIRIES

     Stockholders who have questions concerning their account or wish to obtain additional information, may call the Fund (see back cover for address and telephone numbers), or contact their securities dealer.

--------------------------------------------------------------------------------

SECURITY FUNDS
PROSPECTUS                                                            APPENDIX A
================================================================================

APPENDIX A
CLASS A SHARES
REDUCED SALES CHARGES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Fund alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention, the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age of 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     To reduce sales charges on purchases of Class A shares of the Fund, a Purchaser may combine all previous purchases of the Fund with a contemplated current purchase and receive the reduced applicable front-end sales charge. The Distributor must be notified when a sale takes place which might qualify for the reduced charge on the basis of previous purchases.

     Rights of accumulation also apply to purchases representing a combination of the Class A shares of the Fund and other Security Funds, except Security Cash Fund, in those states where shares of the fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may choose to sign a Statement of Intention within 90 days after the first purchase to be included thereunder, which will cover future purchases of Class A shares of the Fund and other Security Funds, except Security Cash Fund. The amount of these future purchases shall be specified and must be made within a 13-month period (or 36-month period for purchases of $1 million or more) to become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent (5%) of the amount specified in the Statement of Intention will be held in escrow shares until the statement is completed or terminated. These shares may be redeemed by the Fund if the Purchaser is required to pay additional sales charges.

     A Statement of Intention may be revised during the 13-month (or if applicable, 36-month) period. Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. A Statement of Intention may be obtained from the Fund.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Fund have a one-time privilege (1) to reinstate their accounts by purchasing Class A shares without a sales charge up to the dollar amount of the redemption proceeds; or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Security Funds without a sales charge up to the dollar amount of the redemption proceeds. To exercise this privilege, a stockholder must provide written notice and a check in the amount of the reinvestment to the Fund within thirty days after the redemption request; the reinstatement will be made at the net asset value on the date received by the Fund.

--------------------------------------------------------------------------------
                                       28

--------------------------------------------------------------------------------
SECURITY GROWTH AND INCOME FUND
(formerly Security Investment Fund)

SECURITY EQUITY FUND

   o   Equity Series
   o   Global Series
   o   Asset Allocation Series
   o   Social Awareness Series
   o   Value Series

SECURITY ULTRA FUND




Statement of Additional Information
May 1, 1997, As Supplemented August 1, 1997
RELATING TO THE PROSPECTUS DATED MAY 1, 1997, AS IT MAY BE SUPPLEMENTED
FROM TIME TO TIME
(785) 431-3127
(800) 888-2461
--------------------------------------------------------------------------------

INVESTMENT MANAGER
  Security Management Company, LLC
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

UNDERWRITER
  Security Distributors, Inc.
  700 SW Harrison Street
  Topeka, Kansas 66636-0001

CUSTODIAN
  UMB Bank, N.A.
  928 Grand Avenue
  Kansas City, Missouri 64106

  The Chase Manhattan Bank
  4 Chase MetroTech Center
  Brooklyn, New York 11245

INDEPENDENT AUDITORS
  Ernst & Young LLP
  One Kansas City Place
  1200 Main Street
  Kansas City, Missouri 64105-2143

Security Growth and Income Fund
(formerly Security Investment Fund)
Security Equity Fund
Security Ultra Fund

Members of The Security Benefit Group of Companies
700 SW Harrison, Topeka, Kansas 66636-0001


                                  Statement of
                             Additional Information
                                  May 1, 1997,
                         As Supplemented August 1, 1997
                 (RELATING TO THE PROSPECTUS DATED MAY 1, 1997,
                  AS IT MAY BE SUPPLEMENTED FROM TIME TO TIME)

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus dated May 1, 1997, as it may be supplemented from time to time. A Prospectus may be obtained by writing or calling Security Distributors, Inc., 700 SW Harrison Street, Topeka, Kansas 66636-0001, or by calling (785) 431-3127 or (800) 888-2461, ext. 3127.

                                TABLE OF CONTENTS
                                                                            Page

General Information........................................................   1
Investment Objective and Policies of the Funds.............................   2
   Security Growth and Income Fund.........................................   2
   Security Equity Fund....................................................   3
     Equity Fund...........................................................   4
     Global Fund...........................................................   4
     Asset Allocation Fund.................................................   6
     Social Awareness Fund.................................................   7
     Value Fund............................................................   9
   Security Ultra Fund.....................................................   9
Investment Methods and Risk Factors........................................  10
Investment Policy Limitations..............................................  23
   Security Growth and Income Fund's Fundamental Policies..................  24
   Security Equity Fund's Fundamental Policies.............................  24
   Security Ultra Fund's Fundamental Policies..............................  26
Officers and Directors.....................................................  26
Remuneration of Directors and Others.......................................  28
How to Purchase Shares.....................................................  29
   Alternative Purchase Options............................................  29
   Class A Shares..........................................................  30
   Class B Shares..........................................................  30
   Class B Distribution Plan...............................................  31
   Calculation and Waiver of Contingent Deferred Sales Charges.............  31
   Arrangements With Broker-Dealers and Others.............................  32
   Purchases at Net Asset Value............................................  33
Accumulation Plan..........................................................  33
Systematic Withdrawal Program..............................................  33
Investment Management......................................................  34
   Portfolio Management....................................................  37
   Code of Ethics..........................................................  38
Distributor................................................................  38
Allocation of Portfolio Brokerage..........................................  39
How Net Asset Value is Determined..........................................  41
How to Redeem Shares.......................................................  42
   Telephone Redemptions...................................................  43
How to Exchange Shares.....................................................  44
   Exchange by Telephone...................................................  44
Dividends and Taxes........................................................  45
Organization...............................................................  48
Legal Proceedings..........................................................  49
Custodian, Transfer Agent and Dividend-Paying Agent........................  49
Independent Auditors.......................................................  49
Performance Information....................................................  49
Retirement Plans...........................................................  51
Individual Retirement Accounts (IRAs)......................................  51
SIMPLE IRAs................................................................  52
Pension and Profit-Sharing Plans...........................................  52
403(b) Retirement Plans....................................................  52
Simplified Employee Pension Plans (SEPPs)..................................  52
Financial Statements.......................................................  53
Appendix A.................................................................  54
Appendix B.................................................................  56

GENERAL INFORMATION

     Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund and Security Ultra Fund were organized as Kansas corporations on February 2, 1944, November 27, 1961 and April 20, 1965, respectively. The name of Security Growth and Income Fund (formerly Security Investment Fund) was changed effective July 6, 1993. The Funds are registered with the Securities and Exchange Commission ("SEC") as investment companies. Such registration does not involve supervision by the SEC of the management or policies of the Funds. The Funds are open-end investment companies that, upon the demand of the investor, must redeem their shares and pay the investor the current net asset value thereof. (See "How to Redeem Shares," page 42.)

     Each of Security Growth and Income Fund ("Growth and Income Fund"), the Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund"), and Value Series ("Value Fund") of Security Equity Fund, and Security Ultra Fund ("Ultra Fund") (collectively, the "Funds") has its own investment objective and policies which are described below. While there is no present intention to do so, the investment objective and policies of each Fund, unless otherwise noted, may be changed by its Board of Directors without the approval of stockholders. Each of the Funds is also required to operate within limitations imposed by its fundamental investment policies which may not be changed without stockholder approval. These limitations are set forth below under "Investment Policy Limitations," page 23. An investment in one of the Funds does not constitute a complete investment program.

     The value of the shares of each Fund fluctuates, reflecting fluctuations in the value of the portfolio securities and, to the extent it is invested in foreign securities, its net currency exposure. Each Fund may realize losses or gains when it sells portfolio securities and will earn income to the extent that it receives dividends or interest from its investments. (See "Dividends and Taxes," page 45.)

     The Funds' shares are sold to the public at net asset value, plus a sales commission which is allocated between the principal underwriter and dealers who sell the shares ("Class A Shares"), or at net asset value with a contingent deferred sales charge ("Class B Shares"). (See "How to Purchase Shares," page 29.)

     Professional investment advice is provided to each Fund by Security Management Company, LLC (the "Investment Manager"). The Investment Manager has appointed Lexington Management Corporation ("Lexington") to provide certain investment advisory services to Global Fund. The Investment Manager has appointed Meridian Investment Management Corporation ("Meridian") to provide quantitative investment research and investment advisory services to the Asset Allocation Fund.

     The Funds receive investment advisory, administrative, accounting, and transfer agency services from the Investment Manager for a fee. The fee for each of the Growth and Income, Equity and Ultra Funds, on an annual basis, is 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the respective Funds, determined daily and payable monthly. The fee paid by Global Fund, on an annual basis, is 2% of the first $70 million of the average net assets, and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation, Social Awareness, and Value Funds, to the Investment Manager for investment advisory, administrative and transfer agency services. The investment advisory fee for Asset Allocation, Social Awareness, and Value Funds on an annual basis is equal to 1% of the average daily net assets of each Fund, calculated daily and payable monthly. The administrative fee for Asset Allocation Fund on an annual basis is equal to
 .045% of the average daily net assets of the Fund plus the greater of .10% of its average net assets or $60,000. The administrative fee for the Social Awareness and Value Funds on an annual basis is equal to .09% of the average daily net assets of each respective Fund. The transfer agency fee for the Asset Allocation Fund, the Social Awareness Fund and the Value Fund consists of an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     The Investment Manager bears all expenses of the Funds (except Asset Allocation, Social Awareness and Value Funds) except for its fees and the expenses of brokerage commissions, interest, taxes, Class B distribution fees, and extraordinary expenses approved by the Board of Directors of the Funds. The Asset Allocation, Social Awareness and Value Funds pay all of their expenses not assumed by the Investment Manager or Security Distributors, Inc. (the "Distributor") as described under "Investment Management," page 34.

     The Investment Manager has agreed that the total annual expenses of any class or Series of a Fund (including the management fee and its other fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) will not exceed any expense limitation imposed by any state. See "Investment Management," page 34 for a discussion of the Investment Manager and the Investment Management and Services Agreements.

     Under Distribution Plans adopted with respect to the Class B shares of the Funds, pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Fund is authorized to pay the Distributor an annual fee of 1.00% of the average daily net assets of the Class B shares of the respective Funds to finance various distribution-related activities. (See "Class B Distribution Plan," page 31.)

INVESTMENT OBJECTIVE AND POLICIES OF THE FUNDS

SECURITY GROWTH AND INCOME FUND

     The investment objective of Growth and Income Fund is long-term growth of capital with a secondary emphasis on income. The value of Growth and Income Fund's shares will fluctuate with changes in the market value of the Fund's investments. The investment objective and policies of Growth and Income Fund may be altered by the Board of Directors without the approval of stockholders of the Fund. There can be no assurance that the stated investment objective will be achieved.

     The policy of Growth and Income Fund is to invest in a diversified portfolio which will ordinarily consist principally of common stocks (which may include ADRs), but may also include other securities when deemed advisable. Such other securities may include (i) securities convertible into common stocks; (ii) preferred stocks; (iii) debt securities issued by U.S. corporations; (iv) securities issued by the U.S. Government or any of its agencies or instrumentalities, including Treasury bills, certificates of indebtedness, notes and bonds; (v) securities issued by foreign governments, their agencies, and instrumentalities, and foreign corporations, provided that such securities are denominated in U.S. dollars; (vi) higher yielding, high risk debt securities (commonly referred to as "junk bonds"); and (vii) zero coupon securities. The Fund may also invest in warrants. However, such investment may not exceed 5% of its total assets valued at the lower of cost or market. Included in that amount, but not to exceed 2% of the value of the Fund's assets may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value. In the selection of securities for investment, the potential for appreciation and future dividends is given more weight than current dividends.

     Except when in a temporary defensive position, Growth and Income Fund will maintain at least 25% of its assets invested in securities selected for their capital growth potential, principally common stocks, and at least another 25% of its total assets invested in securities which provide income.

     With respect to Growth and Income Fund's investment in debt securities, there is no percentage limitation on the amount of the Fund's assets that may be invested in securities within any particular rating classification (see Appendix A for a more complete description of the corporate bond ratings), and the Fund may invest without limit in unrated securities. Growth and Income Fund may invest in securities rated Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. Baa securities are considered to be "medium grade" obligations by Moody's and BBB is the lowest classification which is still considered an "investment grade" rating by Standard & Poor's. Bonds rated Baa by Moody's or BBB by Standard & Poor's have speculative characteristics and may be more susceptible than higher grade bonds to adverse economic conditions or other adverse circumstances which may result in a weakened capacity to make principal and interest payments. In addition, the Fund may invest in higher yielding, longer-term debt securities in the lower rating (higher risk) categories of the recognized rating services (commonly referred to as "junk bonds"). These include securities rated Ba or lower by Moody's or BB or lower by Standard & Poor's and are regarded as predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. However, the Investment Manager will not rely principally on the ratings assigned by the rating services. Because Growth and Income Fund may invest in lower rated securities and unrated securities of comparable quality, the achievement of the Fund's investment objective may be more dependent on the Investment Manager's own credit analysis than would be the case if investing in higher rated securities.

     As discussed above, Growth and Income Fund may invest in foreign debt securities that are denominated in U.S. dollars. Such foreign debt securities may include debt of foreign governments, including Brady Bonds, and debt of foreign corporations. The Fund expects to limit its investment in foreign debt securities, excluding

Canadian securities, to not more than 15% of its total assets and its investment in debt securities of issuers in emerging markets, excluding Brady Bonds, to not more than 5% of its net assets. See the discussion of the risks associated with investing in foreign securities and, in particular, Brady Bonds and emerging markets under "Investment Methods and Risk Factors."

     Growth and Income Fund may purchase securities on a "when issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its total assets will be invested in illiquid securities. From time to time, Growth and Income Fund may purchase government bonds or commercial notes for temporary defensive purposes. The Fund may also utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when issued securities, Rule 144A securities, and repurchase agreements under "Investment Methods and Risk Factors" and see the discussion of restricted securities under the same heading in the prospectus.

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     Growth and Income Fund's policy is to diversify its investments among various industries, but freedom of action is reserved (at times when deemed appropriate for the attainment of its investment objectives) to invest up to 25% of its assets in one industry. This is a fundamental policy of Growth and Income Fund which cannot be changed without stockholder approval.

     There is no restriction on Growth and Income Fund's portfolio turnover, but it is the Fund's practice to invest its funds for long-term growth and secondarily for income. The portfolio turnover rate of Class A shares for the fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 69%, 1995 - 130% and 1994 - 163%. The portfolio turnover rate of Class B shares of Growth and Income Fund for the fiscal years ended September 30, 1996 and 1995 was 69% and 130%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 178%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. The Fund will not usually trade securities for short-term profits.

     SPECIAL RISKS OF HIGH YIELD INVESTING. Because Growth and Income Fund invests in the high yield, high risk debt securities (commonly referred to as "junk bonds") described above, its share price and yield are expected to fluctuate more than the share price and yield of a fund investing in higher quality, shorter-term securities. High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. A projection of an economic downturn, or higher interest rates, for example, could cause a decline in high yield bond prices because an advent of such events could lessen the ability of highly leveraged companies to make principal and interest payments on its debt securities. In addition, the secondary trading market for high yield bonds may be less liquid than the market for higher grade bonds, which can adversely affect the ability of Growth and Income Fund to dispose of its portfolio securities. Bonds for which there is only a "thin" market can be more difficult to value inasmuch as objective pricing data may be less available and judgment may play a greater role in the valuation process. Debt securities issued by governments in emerging markets can differ from debt obligations issued by private entities in that remedies from defaults generally must be pursued in the courts of the defaulting government, and legal recourse is therefore somewhat diminished. Political conditions, in terms of a government's willingness to meet the terms of its debt obligations, also are of considerable significance. There can be no assurance that the holders of commercial bank debt may not contest payments to the holders of debt securities issued by governments in emerging markets in the event of default by the governments under commercial bank loan agreements.

SECURITY EQUITY FUND

     Security Equity Fund currently issues its shares in five series -- Equity Series ("Equity Fund"), Global Series ("Global Fund"), Asset Allocation Series ("Asset Allocation Fund"), Social Awareness Series ("Social Awareness Fund") and Value Series ("Value Fund"). The assets of each Series are held separate from the assets of the other

Series and each Series has an investment objective which differs from that of the other Series. The investment objective and policies of each Series are described below. There are risks inherent in the ownership of any security and there can be no assurance that such investment objective will be achieved.

     Although there is no present intention to do so, the investment objective of the Funds may be altered by the Board of Directors without the approval of stockholders of the Fund.

EQUITY FUND

     The investment objective of Equity Fund is to provide a medium for investment in equity securities to complement fixed-obligation types of investments. Emphasis will be placed upon selection of those securities which in the opinion of the Investment Manager offer basic value and have the most long-term capital growth potential. Income potential will be considered in selecting investments, to the extent doing so is consistent with Equity Fund's investment objective of long-term capital growth.

     Equity Fund ordinarily will have at least 90% of its total assets invested in a broadly diversified selection of common stocks (which may include ADRs) and of preferred stocks convertible into common stocks. However, the Fund reserves the right to invest temporarily in fixed income securities or in cash and money market instruments. Equity Fund may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Equity Fund's investment policy, with emphasis on investing in securities for potential capital enhancement possibilities, may involve a more rapid portfolio turnover than other investment companies.

     The portfolio turnover rate of Class A shares of Equity Fund for fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 64%, 1995 - 95% and 1994 - 79%. The portfolio turnover rate for Class B shares of Equity Fund for the fiscal years ended September 30, 1996 and 1995 was 64% and 95%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 80%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

     It is not the policy of Equity Fund to purchase securities for trading purposes. Nevertheless, securities may be disposed of without regard to the length of time held if such sales are deemed advisable in order to meet the Fund's investment objective. Equity Fund does not intend to purchase restricted stock.

GLOBAL FUND

     The investment objective of Global Fund is to seek long-term growth of capital primarily through investment in securities of companies domiciled in foreign countries and the United States. Global Fund will seek to achieve its objective through investment in a diversified portfolio of securities which under normal circumstances will consist primarily of various types of common stocks and equivalents (the following constitute equivalents: convertible debt securities, real estate investment trusts (REITs), warrants and options). The Fund may also invest in preferred stocks, bonds and other debt obligations, which include money market instruments of foreign and domestic companies and the U.S. Government and foreign governments, governmental agencies and international organizations. For a full description of the Fund's investment objective and policies, see the Prospectus.

     In seeking to achieve its investment objective, Global Fund may from time to time engage in the following investment practices:

     SETTLEMENT TRANSACTIONS. Global Fund may, for a fixed amount of United States dollars, enter into a forward foreign exchange contract for the purchase or sale of the amount of foreign currency involved in the underlying securities transactions. In so doing, the Fund will attempt to insulate itself against possible losses and gains resulting from a change in the relationship between the United States dollar and the foreign currency during the period between the date a security is purchased or sold and the date on which payment is made or received. This process is known as "transaction hedging."

     To effect the translation of the amount of foreign currencies involved in the purchase and sale of foreign securities and to effect the "transaction hedging" described above, the Fund may purchase or sell foreign currencies on a "spot" (i.e. cash) basis or on a forward basis whereby the Fund purchases or sells a specific amount of foreign currency, at a price set at the time of the contract, for receipt of delivery at a specified date which may be any fixed number of days in the future.

     Such spot and forward foreign exchange transactions may also be utilized to reduce the risk inherent in fluctuations in the exchange rate between the United States dollar and the relevant foreign currency when foreign securities are purchased or sold for settlement beyond customary settlement time (as described below). Neither type of foreign currency transaction will eliminate fluctuations in the prices of the Fund's portfolio or securities or prevent loss if the price of such securities should decline.

     PORTFOLIO HEDGING. When, in the opinion of the Fund's Sub-Adviser, Lexington Management Corporation ("Lexington"), it is desirable to limit or reduce exposure in a foreign currency in order to moderate potential changes in the United States dollar value of the portfolio, Global Fund may enter into a forward foreign currency exchange contract by which the United States dollar value of the underlying foreign portfolio securities can be approximately matched by an equivalent United States dollar liability. The Fund may also enter into forward currency exchange contracts to increase its exposure to a foreign currency that Lexington expects to increase in value relative to the United States dollar. The Fund will not attempt to hedge all of its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by Lexington. Hedging against a decline in the value of currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. The Fund intends to limit such transactions to not more than 70% of its total assets.

     FORWARD COMMITMENTS. Global Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. This risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund will enter into such contracts with the intention of acquiring the securities, it may dispose of a commitment prior to settlement if Lexington deems it appropriate to do so.

     COVERED CALL OPTIONS. Global Fund may seek to preserve capital by writing covered call options on securities which it owns. Such an option on an underlying security would obligate the Fund to sell, and give the purchaser of the option the right to buy, that security at a stated exercise price at any time until a stated expiration date of the option.

     REPURCHASE AGREEMENTS. A repurchase agreement is a contract under which Global Fund would acquire a security for a relatively short period (usually not more than 7 days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). Although the Fund may enter into repurchase agreements with respect to any portfolio securities which it may acquire consistent with its investment policies and restrictions, it is the Fund's present intention to enter into repurchase agreements only with respect to obligations of the United States Government or its agencies or instrumentalities to meet anticipated redemptions or pending investment or reinvestment of Fund assets in portfolio securities. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in United States Government securities. Repurchase agreements will be fully collateralized including interest earned thereon during the entire term of the agreement. If the institution defaults on the repurchase agreement, the Fund will retain possession of the underlying securities. If bankruptcy proceedings are commenced with respect to the seller, realization on the collateral by Global Fund may be delayed or limited and the Fund may incur additional costs. In such case, the Fund will be subject to risks associated with changes in market value of the collateral securities. The Fund may enter into repurchase agreements only with
(a) securities dealers that have a total capitalization of at least $40,000,000 and a ratio of aggregate indebtedness to net capital of no more than 4 to 1, or, alternatively, net capital equal to 6% of aggregate debit balances, or (b) banks that have at least $1,000,000,000 in assets and a net worth of at least $100,000,000 as of its most recent annual report. In addition, the aggregate repurchase price of all repurchase agreements held by the Fund with any broker shall not exceed 15% of the total assets of the Fund or $5,000,000, whichever is greater. The Fund will not enter into repurchase agreements maturing in more than seven days if the aggregate of such repurchase agreements and other illiquid investments would exceed 10%. The operating expenses of Global Fund can be expected to be higher than those of an investment company investing exclusively in United States securities.

     RULE 144A SECURITIES. Global Fund may purchase securities that are restricted as to disposition under the federal securities laws, provided that such restricted securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's investment policy limitation that not more than 10% of its total assets will be invested in restricted securities. The Investment Manager, under procedures adopted by the Board of Directors, will determine whether securities eligible for resale under Rule 144A are liquid or not.

     Portfolio turnover rates for Global Fund, Class A shares, for the fiscal years ended September 30, 1996 and 1995 was 142% and 141%, respectively. The portfolio turnover rate of Class A shares for the period October 5, 1993 to September 30, 1994 was 73%. The portfolio turnover rate for Global Fund, Class B shares, for the fiscal years ended September 30, 1996 and 1995 was 142% and 141%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to September 30, 1994 was 73%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

ASSET ALLOCATION FUND

     The investment objective of Asset Allocation Fund is to seek high total return, consisting of capital appreciation and current income. The Fund seeks this objective by following an asset allocation strategy that contemplates shifts among a wide range of investment categories and market sectors. The Fund will invest in the following investment categories: equity securities of domestic and foreign issuers, including common stocks, ADRs, preferred stocks, convertible securities and warrants; debt securities of domestic and foreign issuers, including mortgage-related and other asset-backed securities; exchange-traded real estate investment trusts (REITs); equity securities of companies involved in the exploration, mining, development, production and distribution of gold ("gold stocks"); zero coupon securities and domestic money market instruments. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of the additional risks associated with investment in foreign securities and REITs, and see the discussion of the risks associated with investment in gold stocks below.

     Investment in gold stocks presents risks, because the prices of gold have fluctuated substantially over short periods of time. Prices may be affected by unpredictable monetary and political policies, such as currency devaluations or revaluations, economic and social conditions within an individual country, trade imbalances, or trade or currency restrictions between countries. The unstable political and social conditions in South Africa and unsettled political conditions prevailing in neighboring countries may have disruptive effects on the market prices of securities of South African companies.

     The Fund is not required to maintain a portion of its assets in each of the permitted investment categories. The Fund, however, will maintain under normal circumstances a minimum of 35% of its total assets in equity securities and 10% in debt securities. The Fund will not invest more than 55% of its total assets in money market instruments (except for temporary defensive purposes), more than 80% of its total assets in foreign securities, nor more than 20% of its total assets in gold stocks. The Fund will not invest 25% or more of its assets in the securities of any single country other than the United States.

     The Fund's Sub-Adviser, Meridian Investment Management Corporation ("Meridian"), conducts quantitative investment research and uses the research to strategically allocate the Fund's assets among the investment categories identified above, primarily on the basis of a quantitative asset allocation model. With respect to equity securities, the model analyzes a large number of equity securities based on the following factors: current earnings, earnings history, long-term earnings projections, current price, and risk. Meridian then determines which sectors within an identified investment category are deemed to be the most attractive relative to other sectors. For example, the model may indicate that a portion of the Fund's assets should be invested in the domestic equity category of the market and within this category that pharmaceutical stocks represent a sector with an attractive total return potential.

     Meridian identifies sectors of the domestic and international economy in which the Fund will invest and then determines which equity securities to purchase within the identified sectors.

     With respect to the selection of debt securities for the Fund, the asset allocation model provided by Meridian analyzes the prices of commodities and finished goods to arrive at an interest rate projection. The Investment Manager will determine the portion of the portfolio to allocate to debt securities and the duration of those securities based on the model's interest rate projections. Gold stocks and REITs will be analyzed in a manner similar to that used for equity securities. Money market instruments will be analyzed based on current returns and the current yield curve. The asset allocation model and stock selection techniques used by the Fund may evolve over time or be replaced by other asset allocation models and/or stock selection techniques. There is no assurance that the model will correctly predict market trends or enable the Fund to achieve its investment objective.

     The debt securities, including convertible securities, in which the Fund may invest will, at the time of investment, consist of "investment grade" bonds, which are bonds rated BBB or better by S&P or Baa or better by Moody's or that are unrated by S&P and Moody's but considered by the Investment Manager to be of equivalent credit quality. If the Fund holds a security whose rating drops below Baa or BBB, the Investment Manager will reevaluate the credit risk of the security in light of then current market conditions and determine whether to retain or dispose of the security. The Fund will not retain securities rated below Baa or BBB in an amount that exceeds 5% of its net assets. Securities rated BBB by S&P or Baa by Moody's have speculative characteristics as described in Appendix A.

     Asset Allocation Fund may invest in investment grade mortgage-backed securities (MBSs), including mortgage pass-through securities and collateralized mortgage obligations (CMOs). The Fund will not invest in an MBS if, as a result of such investment, 25% or more of its total assets would be invested in MBSs, including CMOs and mortgage pass-through securities. For a discussion of MBSs and the risks associated with such securities, see "Investment Methods and Risk Factors" - "Mortgage-Backed Securities" in the Prospectus.

     The Fund may invest up to 10%, at the time of investment, of its total assets in restricted securities, that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. See "Investment Methods and Risk Factors" in the Prospectus for a discussion of restricted securities. The Fund may also invest in shares of other investment companies as discussed under "Investment Methods and Risk Factors," below.

     The Fund may invest in zero coupon securities which are debt securities that pay no cash income but are sold at substantial discounts from their face value. Certain zero coupon securities also provide for the commencement of regular interest payments at a deferred date. See "Investment Methods and Risk Factors" for a discussion of zero coupon securities.

     The Fund may write covered call options and purchase put options on securities, financial indices and foreign currencies and may enter into futures contracts. The Fund may buy and sell futures contracts (and options on such contracts) to manage exposure to changes in securities prices and foreign currencies and as an efficient means of adjusting overall exposure to certain markets. It is the Fund's operating policy that initial margin deposits and premiums on options used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The total market value of securities against which the Fund has written call options may not exceed 25% of its total assets. The Fund will not commit more than 5% of its total assets to premiums when purchasing put options. Futures contracts and options may not always be successful hedges and their prices can be highly volatile. Using futures contracts and options could lower the Fund's total return and the potential loss from the use of futures can exceed the Fund's initial investment in such contracts. Futures contracts and options and the risks associated with such derivative securities are described in further detail under "Investment Methods and Risk Factors" below.

     The Fund may not purchase securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, or equity securities of issuers which are not readily marketable if, at the time of investment, its aggregate investment in such securities would exceed 5% of its total assets.

     The Fund's investment in warrants may not exceed 5% of the value of the Fund's net assets. Included in that amount, but not to exceed 2.0% of the value of the Fund's net assets, may be warrants which are not listed on the New York or American Stock Exchange. Warrants acquired by the Fund in units or attached to securities are deemed to be without value. The portfolio turnover rate for Asset Allocation Fund, for the fiscal year ended September 30, 1996 was 75%. The portfolio turnover rate for Asset Allocation Fund, for the period June 1, 1995 (inception) to September 30, 1995 was 129%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

SOCIAL AWARENESS FUND

     The investment objective of Social Awareness Fund is to seek capital appreciation by investing in various types of securities which meet certain social criteria established for the Fund. Social Awareness Fund will invest in a diversified portfolio of common stocks (which may include ADRs), convertible securities, preferred stocks and debt securities. See "Investment Methods and Risk Factors" - "American Depositary Receipts." From time to time, the Fund may purchase government bonds or commercial notes on a temporary basis for defensive purposes.

     Securities selected for their appreciation possibilities will be primarily common stocks or other securities having the investment characteristics of common stocks, such as securities convertible into common stocks. Securities will be selected on the basis of their appreciation and growth potential. Securities considered to have capital appreciation and growth potential will often include securities of smaller and less mature companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. They may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter ("OTC") market or on smaller securities exchanges. As a result, the securities of smaller companies may have limited marketability and may be subject to more abrupt or erratic changes in value than securities of larger, more established companies. The Fund may also invest in larger companies where opportunities for above-average capital appreciation appear favorable and the Fund's social criteria are satisfied.

     The Social Awareness Fund may enter into futures contracts (a type of derivative) (or options thereon) to hedge all or a portion of its portfolio or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net assets. The Fund may also write call and put options on a covered basis and purchase put and call options on securities and financial indices. The aggregate market value of the Fund's portfolio securities covering call or put options will not exceed 25% of the Fund's net assets. See the discussion of options and futures contracts under "Investment Methods and Risk Factors." Under normal circumstances, the Social Awareness Fund will invest all of its assets in issuers that meet its social criteria as set forth below and that offer investment potential. Because of the limitations on investment imposed by the social criteria, the availability of investment opportunities for the Fund may be limited as compared to those of similar funds which do not impose such restrictions on investment.

     The Social Awareness Fund will not invest in securities of companies that engage in the production of nuclear energy, alcoholic beverages or tobacco products.

     In addition, the Fund will not invest in securities of companies that significantly engage in: (1) the manufacture of weapon systems; (2) practices that, on balance, have a detrimental effect on the environment; or (3) the gambling industry. The Fund will monitor the activities identified above to determine whether they are significant to an issuer's business. Significance may be determined on the basis of the percentage of revenue generated by, or the size of operations attributable to, such activities. The Fund may invest in an issuer that engages in the activities set forth above, in a degree that is not deemed significant by the Investment Manager. In addition, the Fund will seek out companies that have contributed substantially to the communities in which they operate, have a positive record on employment relations, have made substantial progress in the promotion of women and minorities or in the implementation of benefit policies that support working parents, or have taken notably positive steps in addressing environmental challenges.

     The Investment Manager will evaluate an issuer's activities to determine whether it engages in any practices prohibited by the Fund's social criteria. In addition to its own research with respect to an issuer's activities, the Investment Manager will also rely on other organizations that publish information for investors concerning the social policy implications of corporate activities. The Investment Manager may rely upon information provided by advisory  firms that  provide  social  research  on U.S.  corporations,  such as
Kinder, Lydenberg & Domini & Co., Inc., Franklin Insight, Inc. and Prudential-Bache Capital Funding. Investment selection on the basis of social attributes is a relatively new practice and the sources for this type of information are not well established. The Investment Manager will continue to identify and monitor sources of such information to screen issuers which do not meet the social investment restrictions of the Fund.

     If after purchase of an issuer's securities by Social Awareness Fund, it is determined that such securities do not comply with the Fund's social criteria, the securities will be eliminated from the Fund's portfolio within a reasonable time. This requirement may cause the Fund to dispose of a security at a time when it may be disadvantageous to do so. The annualized portfolio turnover rate for the period November 4, 1996, to March 31, 1997, was 22% for Social Awareness Fund. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year.

VALUE FUND

     The investment objective of the Value Fund is to seek long-term growth of capital. The Value Fund will seek to achieve its objective through investment in a diversified portfolio of securities. Under normal circumstances the Fund will consist primarily of various types of common stock, which may include ADRs, and securities convertible into common stocks which the Investment Manager believes are undervalued relative to assets, earnings, growth potential or cash flows. See the discussion of ADRs under "Investment Methods and Risk Factors." Under normal circumstances, the Fund will invest at least 65% of its total assets in the securities of companies which the Investment Manager believes are undervalued.

     The Value Fund may also invest in (i) preferred stocks; (ii) warrants;  and
(iii) investment grade debt securities (or unrated securities of comparable quality). The Value Fund may purchase securities on a "when-issued" or "delayed delivery basis" in excess of customary settlement periods for the type of security involved. The Fund may purchase securities which are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933 and subject to the Fund's policy that not more than 15% of its net assets will be invested in illiquid securities. The Value Fund reserves the right to invest its assets temporarily in cash and money market instruments when, in the opinion of the Investment Manager, it is advisable to do so on account of current or anticipated market conditions. The Fund may utilize repurchase agreements on an overnight basis or bank demand accounts, pending investment in securities or to meet potential redemptions or expenses. See the discussion of when-issued securities, Rule 144A securities and repurchase agreements under "Investment Methods and Risk Factors."

     The annual portfolio turnover of the Value Fund will generally be less than 150%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in the Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds.

SECURITY ULTRA FUND

     The investment objective of Ultra Fund is to seek capital appreciation. Investment securities will be selected on the basis of their appreciation possibilities. Current income will not be a factor in selecting investments and any such income should be considered incidental.

     There can be no assurance that the investment objective of Ultra Fund will be achieved. Nevertheless, Ultra Fund hopes, by careful selection of individual securities and by supervision of the investment portfolio, to increase the value of the Fund's shares.

     Stocks considered to have growth potential will include securities of newer, unseasoned companies and may involve greater risks than investments in companies with demonstrated earning power. At times Ultra Fund may invest in warrants to purchase (or securities convertible into) common stocks or in other classes of securities which the Investment Manager believes will contribute to the attainment of its investment objective. Securities other than common stock may be held, but Ultra Fund will not normally invest in fixed income securities except for defensive purposes or to employ uncommitted cash balances. Ultra Fund expects that it may invest in certificates of deposit issued by banks or other bank demand accounts, pending investment in other securities or to meet potential redemptions or expenses. Ultra Fund will not concentrate its investments in a particular industry or group of industries. As a matter of operating policy, Ultra Fund may not invest in illiquid securities in excess of 15% of its net assets.

     The Fund may enter into futures contracts to hedge all or a portion of its portfolio, or as an efficient means of adjusting its exposure to the stock market. The Fund will limit its use of futures contracts so that initial margin deposits or premiums on such contracts used for non-hedging purposes will not equal more than 5% of the Fund's net asset value. Futures contracts and the risks associated with such instruments are described in further detail under "Investment Methods and Risk Factors" below.

     In seeking capital appreciation, Ultra Fund expects to trade to a substantial degree in securities for the short term. That is, Ultra Fund will be engaged essentially in trading operations based on short term market considerations, as distinct from long-term investments, based upon fundamental evaluation of securities. Investments for long-term profits are made when such action is considered to be sound and helpful to Ultra Fund's overall objective. This investment policy is very speculative and involves substantial risk. An investor should not consider a purchase of Ultra Fund's shares as equivalent to a complete investment program. Ultra Fund does not presently purchase letter or restricted stock.

     Since Ultra Fund will trade securities for the short term, the annual portfolio turnover rate generally may be expected to be greater than 100%. Portfolio turnover is the percentage of the lower of security sales or purchases to the average portfolio value and would be 100% if all securities in Ultra Fund were replaced within a period of one year. A 100% turnover rate is substantially greater than that of most mutual funds. The portfolio turnover rate of Class A shares of Ultra Fund for the fiscal years ended September 30, 1996, 1995 and 1994 was as follows: 1996 - 161%, 1995 - 180% and 1994 - 111%. The portfolio turnover rate of Class B shares of Ultra Fund for the fiscal years ended September 30, 1996 and 1995 was 161% and 180%, respectively. The portfolio turnover rate of Class B shares for the period October 19, 1993 to December 30, 1994 was 110%.

     Short-term investments increase portfolio turnover and brokerage costs to Ultra Fund and thus to its stockholders. Moreover, to the extent short-term transactions result in the realization of net gains in securities held less than one year, Ultra Fund's stockholders will be taxed on any such gains at ordinary income tax rates.

     Ultra Fund will not make short sales of securities unless at the time of such sales it owns or has the right to acquire, as a result of the ownership of convertible or exchangeable securities and without the payment of further consideration, an equal amount of such securities, and it will retain such securities so long as it is in a short position as to them. Should such securities be sold short, the underlying security will be valued at the asked price. Such short sales will be used by Ultra Fund only for the purpose of deferring recognition of gain or loss for federal income tax purposes.

     The foregoing investment objective and policies of Ultra Fund may be altered by the Board of Directors without the approval of stockholders.

INVESTMENT METHODS AND RISK FACTORS

     Some of the risk factors related to certain securities, instruments and techniques that may be used by one or more of the Funds are described in the "Investment Objectives and Policies" and "Investment Methods and Risk Factors" sections of the applicable Prospectus and in this Statement of Additional Information. The following is a description of certain additional risk factors related to various securities, instruments and techniques. The risks so described only apply to those Funds which may invest in such securities and instruments or which use such techniques. Also included is a general description of some of the investment instruments, techniques and methods which may be used by one or more of the Funds. The methods described only apply to those Funds which may use such methods. Although a Fund may employ the techniques, instruments and methods described below, consistent with its investment objective and policies and any applicable law, no Fund will be required to do so.

     SHARES OF OTHER INVESTMENT COMPANIES. The Fund may invest in shares of other investment companies. The Fund's investment in shares of other investment companies may not exceed immediately after purchase 10 percent of the Fund's total assets and no more than 5 percent of its total assets may be invested in the shares of any one investment company. Investment in the shares of other investment companies has the effect of requiring shareholders to pay the operating expenses of two mutual funds.

     REPURCHASE AGREEMENTS. Each of the Funds may utilize repurchase agreements on an overnight basis (or with maturities of up to seven days in the case of Global Fund) wherein the Fund acquires a debt instrument for the short period, subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The Funds will enter into repurchase agreements only with (i) banks which are members of the Federal Reserve System, or (ii) securities dealers (if permitted to do so under the Investment Company Act of 1940) who are members of a national securities exchange or market makers in government securities--in either case, only where the debt instrument subject to the repurchase agreement is a U.S. Treasury or agency obligation. Such repurchase agreements may subject the Funds to the risks that (i) they may not be able to liquidate the securities immediately upon the insolvency of the other party, or (ii) that amounts received in closing out a repurchase transaction might be deemed voidable preferences upon the bankruptcy of the other party. In the opinion of the Investment Manager, such risks are not material.

     WHEN ISSUED AND FORWARD COMMITMENT SECURITIES. Purchase or sale of securities on a "forward commitment" basis may be used to hedge against anticipated changes in interest rates and prices. The price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When issued securities and forward commitments may be sold prior to the settlement date, but the Funds will enter into when issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be; however, a Fund may dispose of a commitment prior to settlement if the Investment Manager deems it appropriate to do so. No income accrues on securities which have been purchased pursuant to a forward commitment or on a when issued basis prior to delivery of the securities. If a Fund disposes of the right to acquire a when issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time a Fund enters into a transaction on a when issued or forward commitment basis, a segregated account consisting of cash or liquid securities equal to the value of the when issued or forward commitment securities will be established and maintained with its custodian and will be marked to market daily. There is a risk that the securities may not be delivered and that the Fund may incur a loss.

     AMERICAN DEPOSITARY RECEIPTS. Each of the Funds may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by U.S. banks and which represent the deposit with the bank of a foreign company's securities. ADRs are publicly traded on exchanges or over-the-counter in the United States. Investors should consider carefully the substantial risks involved in investing in securities issued by companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. Although the Funds intend to invest only in nations which are considered to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization or confiscatory taxation, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), political or social instability or diplomatic developments which could affect investment in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign investments may be subject to taxation abroad. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

     RULE 144A SECURITIES. Certain of the Funds may invest in restricted securities which are securities that are restricted as to disposition under the federal securities laws, provided that such securities are eligible for resale to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933. Rule 144A permits the resale to "qualified institutional buyers" of "restricted securities" that, when issued, were not of the same class as securities listed on a U.S. securities exchange or quoted in the National Association of Securities Dealers Automated Quotation System (the "Rule 144A Securities"). A "qualified institutional buyer" is defined by Rule 144A generally as an institution, acting for its own account or for the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers not affiliated with the institution. A dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million in securities of issuers not affiliated with the dealer may also qualify as a qualified institutional buyer, as well as an Exchange Act registered dealer acting in a riskless principal transaction on behalf of a qualified institutional buyer.

     The Funds' Board of Directors is responsible for developing and establishing guidelines and procedures for determining the liquidity of Rule 144A Securities. As permitted by Rule 144A, the Board of Directors has delegated this responsibility to the Investment Manager. In making the determination regarding the liquidity of Rule 144A Securities, the Investment Manager will consider trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, the Investment Manager may consider: (1) the frequency of trades and quotes; (2) the number of dealers and potential purchasers; (3) dealer undertakings to make a market; and (4) the nature of the security and of the market place trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Investing in

Rule 144A Securities could have the effect of increasing the amount of a Fund's assets invested in illiquid securities to the extent that qualified institutional buyers become uninterested, for a time, in purchasing these securities.

     REAL ESTATE INVESTMENT TRUSTS (REITs). Certain of the Funds may invest in REITs. A REIT is a trust that invests in a diversified portfolio of real estate holdings. Investment in REITs involves certain special risks. Equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code and to maintain an exemption under the Investment Company Act of 1940. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in the trust document. Such trusts run the risk of liquidating at an economically inopportune time.

     ZERO COUPON SECURITIES. Certain of the Funds may invest in certain zero coupon securities that are "stripped" U.S. Treasury notes and bonds. These Funds also may invest in zero coupon and other deep discount securities issued by foreign governments and domestic and foreign corporations, including certain Brady Bonds and other foreign debt and payment-in-kind securities. Zero coupon securities pay no interest to holders prior to maturity, and payment-in-kind securities pay interest in the form of additional securities. However, a portion of the original issue discount on zero coupon securities and the "interest" on payment-in-kind securities will be included in the investing Fund's income. Accordingly, for the Fund to qualify for tax treatment as a regulated investment company and to avoid certain taxes (see "Taxes" in the Statement of Additional Information), the Fund may be required to distribute an amount that is greater than the total amount of cash it actually receives. These distributions must be made from the Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The Fund will not be able to purchase additional income-producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result. Zero coupon and payment-in-kind securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest in cash.

     FOREIGN INVESTMENT RISKS. Investment in foreign securities involves risks and considerations not present in domestic investments. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The securities of non-U.S. issuers generally are not registered with the SEC, nor are the issuers thereof usually subject to the SEC's reporting requirements. Accordingly, there may be less publicly available information about foreign securities and issuers than is available with respect to U.S. securities and issuers. Foreign securities markets, while growing in volume, have for the most part substantially less volume than United States securities markets and securities of foreign companies are generally less liquid and at times their prices may be more volatile than prices of comparable United States companies. Foreign stock exchanges, brokers and listed companies generally are subject to less government supervision and regulation than in the United States. The customary settlement time for foreign securities may be longer than the customary settlement time for United States securities. A Fund's income and gains from foreign issuers may be subject to non-U.S. withholding or other taxes, thereby reducing its income and gains. In addition, with respect to some foreign countries, there is the increased possibility of expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect the investments of the Fund in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, rate of savings and capital reinvestment, resource self-sufficiency and balance of payments positions.

     BRADY BONDS. Growth and Income Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady. Brady Bonds recently have been issued by the governments of Argentina, Brazil, Bulgaria, Costa Rica, Dominican Republic, Jordan, Mexico, Nigeria, The Philippines, Uruguay, Venezuela,

Ecuador and Poland, and are expected to be issued by other emerging market countries. Approximately $150 billion in principal amount of Brady Bonds has been issued to date, the largest proportion having been issued by Mexico and Venezuela. Investors should recognize that Brady Bonds have been issued only recently and, accordingly, do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.

     Growth and Income Fund may invest in collateralized Brady Bonds denominated in U.S. dollars. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year's rolling interest payments based on the applicable interest rate at the time and is adjusted at regular intervals thereafter.

     EMERGING COUNTRIES. Growth and Income Fund may invest in debt securities in emerging markets. Investing in securities in emerging countries may entail greater risks than investing in debt securities in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; and
(v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property.

      POLITIAL AND ECONOMIC RISKS. Investing in securities of non-U.S. companies may entail additional risks due to the potential political and economic instability of certain countries and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation by any country, Growth and Income Fund could lose its entire investment in any such country.

     An investment in the Fund is subject to the political and economic risks associated with investments in emerging markets. Even though opportunities for investment may exist in emerging markets, any change in the leadership or policies of the governments of those countries or in the leadership or policies of any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and thereby eliminate any investment opportunities which may currently exist.

     Investors should note that upon the accession to power of authoritarian regimes, the governments of a number of emerging market countries previously expropriated large quantities of real and personal property similar to the property which will be represented by the securities purchased by Growth and Income Fund. The claims of property owners against those governments were never finally settled. There can be no assurance that any property represented by securities purchased by the Fund will not also be expropriated, nationalized, or otherwise confiscated. If such confiscation were to occur, the Fund could lose a substantial portion of its investments in such countries. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

     RELIGIOUS AND ETHNIC INSTABILITY. Certain countries in which Growth and Income Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of the Fund's investment in those countries.

     FOREIGN INVESTMENT RESTRICTIONS. Certain countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as Growth and Income Fund. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investments by foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments.

     NON-UNIFORM CORPORATE DISCLOSURE STANDARDS AND GOVERNMENTAL REGULATION. Foreign companies are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. companies. In particular, the assets, liabilities and profits appearing on the financial statements of such a company may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with U.S. generally accepted accounting principles. Such securities held by Growth and Income Fund will not be registered with the SEC or regulators of any foreign country, nor will the issuers thereof be subject to the SEC's reporting requirements. Thus, there will be less available information concerning foreign issuers of such securities held by the Fund than is available concerning U.S. issuers. In instances where the financial statements of an issuer are not deemed to reflect accurately the financial situation of the issuer, the Investment Manager will take appropriate steps to evaluate the proposed investment, which may include interviews with its management and consultations with accountants, bankers and other specialists. There is substantially less publicly available information about foreign companies than there are reports and ratings published about U.S. companies and the U.S. Government. In addition, where public information is available, it may be less reliable than such information regarding U.S. issuers.

     ADVERSE MARKET CHARACTERISTICS. Securities of many foreign issuers may be less liquid and their prices more volatile than securities of comparable U.S. issuers. In addition, foreign securities exchanges and brokers generally are subject to less governmental supervision and regulation than in the U.S., and foreign securities exchange transactions usually are subject to fixed commissions, which generally are higher than negotiated commissions on U.S. transactions. In addition, foreign securities exchange transactions may be subject to difficulties associated with the settlement of such transactions. Delays in settlement could result in temporary periods when assets of Growth and Income Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause it to miss attractive opportunities. Inability to dispose of a portfolio security due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. The Investment Manager will consider such difficulties when determining the allocation of the Fund's assets.

     NON-U.S. WITHHOLDING TAXES. The Fund's investment income and gains from foreign issuers may be subject to non-U.S. withholding and other taxes, thereby reducing Growth and Income Fund's investment income and gains.

PUT AND CALL OPTIONS:

     WRITING (SELLING) COVERED CALL OPTIONS. A call option gives the holder (buyer) the "right to purchase" a security or currency at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to deliver the underlying security or currency against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold.

     Certain Funds may write (sell) "covered" call options and purchase options to close out options previously written by the Fund. In writing covered call options, the Fund expects to generate additional premium income which should serve to enhance the Fund's total return and reduce the effect of any price decline of the security or currency involved in the option. Covered call options will generally be written on securities or currencies which, in the opinion of the Investment Manager or relevant Sub-Adviser, are not expected to have any major price increases or moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.

     The Fund will write only covered call options. This means that the Fund will own the security or currency subject to the option or an option to purchase the same underlying security or currency, having an exercise price equal to or less than the exercise price of the "covered" option, or will establish and maintain with its custodian for the term of the option, an account consisting of cash or liquid securities having a value equal to the fluctuating market value of the optioned securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered call option if, as a result, the aggregate market value of all Fund securities or currencies covering call or put options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset, against the value of assets covering written calls and puts, the value of purchased calls and puts on identical securities or currencies with identical maturity dates.

     Fund securities or currencies on which call options may be written will be purchased solely on the basis of investment considerations consistent with the Fund's investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not
do), but capable of enhancing the Fund's total return. When writing a covered call option, the Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security or currency above the exercise price, but conversely, retains the risk of loss should the price of the security or currency decline. Unlike one who owns securities or currencies not subject to an option, the Fund has no control over when it may be required to sell the underlying securities or currencies, since it may be assigned an exercise notice at any time prior to the expiration of its obligations as a writer. If a call option which the Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security or currency during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security or currency.

     Call options written by the Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities or currencies at the time the options are written. From time to time, the Fund may purchase an underlying security or currency for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security or currency from its portfolio. In such cases, additional costs may be incurred.

     The premium received is the market value of an option. The premium the Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security or currency, the relationship of the exercise price to such market price, the historical price volatility of the underlying security or currency, and the length of the option period. Once the decision to write a call option has been made, the Investment Manager or relevant Sub-Adviser, in determining whether a particular call option should be written on a particular security or currency, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by the Fund for writing covered call options will be recorded as a liability of the Fund. This liability will be adjusted daily to the option's current market value, which will be the latest sale price at the time at which the net asset value per share of the Fund is computed (close of the New York Stock Exchange), or, in the absence of such sale, the latest asked price. The option will be terminated upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security or currency upon the exercise of the option.

     The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or currency, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security or currency owned by the Fund.

     WRITING (SELLING) COVERED PUT PPTIONS. A put option gives the purchaser of the option the right to sell, and the writer (seller) has the obligation to buy, the underlying security or currency at the exercise price during the option period (American style) or at the expiration of the option (European style). So long as the obligation of the writer continues, he may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring him to make payment of the exercise price against delivery of the underlying security or currency. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. Certain Funds may write American or European style covered put options and purchase options to close out options previously written by the Fund.

     Certain Funds may write put options on a covered basis, which means that the Fund would either (i) maintain in a segregated account cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding; (ii) sell short the security or currency underlying the put option at the same or higher price than the exercise price of the put option; or (iii) purchase an option to sell the underlying security or currency subject to the option having an exercise price equal to or greater than the exercise price of the "covered" option at all times while the put option is outstanding.(The rules of a clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund would generally write covered put options in circumstances where the Investment Manager wishes to purchase the underlying security or currency for the Fund's portfolio at a price lower than the current market price of the security or currency. In such event the Fund would write a put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund would also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security or currency would decline below the exercise price less the premiums received. Such a decline could be substantial and result in a significant loss to the Fund. In addition, the Fund, because it does not own the specific securities or currencies which it may be required to purchase in the exercise of the put, cannot benefit from appreciation, if any, with respect to such specific securities or currencies. In order to comply with the requirements of several states, the Fund will not write a covered put option if, as a result, the aggregate market value of all portfolio securities or currencies covering put or call options exceeds 25% of the market value of the Fund's net assets. Should these state laws change or should the Fund obtain a waiver of their application, the Fund reserves the right to increase this percentage. In calculating the 25% limit, the Fund will offset against the value of assets covering written puts and calls, the value of purchased puts and calls on identical securities or currencies.

     PREMIUM RECIEVED FROM WRITING CALL OR PUT OPTIONS. A Fund will receive a premium from writing a put or call option, which increases such Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

     CLOSING TRANSACTIONS. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security or currency from being called, or, to permit the sale of the underlying security or currency. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. A Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by such Fund.

     Furthermore, effecting a closing transaction will permit the Fund to write another call option on the underlying security or currency with either a different exercise price or expiration date or both. If the Fund desires to sell a particular security or currency from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security or currency. There is, of course, no assurance that the Fund will be able to effect such closing transactions at a favorable price. If the Fund cannot enter into such a transaction, it may be required to hold a security or currency that it might otherwise have sold. When the Fund writes a covered call option, it runs the risk of not being able to participate in the appreciation of the underlying securities or currencies above the exercise price, as well as the risk of being required to hold on to securities or currencies that are depreciating in value. This could result in higher transaction costs. The Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

      PURCHASE CALL OPTIONS. Certain Funds may purchase American or European call options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. The Fund may purchase call options for the purpose of increasing its current return.

     Call options may also be purchased by a Fund for the purpose of acquiring the underlying securities or currencies for its portfolio. Utilized in this fashion, the purchase of call options enables the Fund to acquire the securities or currencies at the exercise price of the call option plus the premium paid. At times the net cost of acquiring securities or currencies in this manner may be less than the cost of acquiring the securities or currencies directly. This technique may also be useful to a Fund in purchasing a large block of securities or currencies that would be more difficult to acquire by direct market purchases. So long as it holds such a call option rather than the underlying security or currency itself, the Fund is partially protected from any unexpected decline in the market price of the underlying security or currency and in such event could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option.

     To the extent required by the laws of certain states, the Fund may not be permitted to commit more than 5% of its assets to premiums when purchasing call and put options. Should these state laws change or should the Fund obtain a waiver of their application, the Fund may commit more than 5% of its assets to premiums when purchasing call and put options. The Fund may also purchase call options on underlying securities or currencies it owns in order to protect unrealized gains on call options previously written by it. Call options may also be purchased at times to avoid realizing losses. For example, where the Fund has written a call option on an underlying security or currency having a current market value below the price at which such security or currency was purchased by the Fund, an increase in the market price could result in the exercise of the call option written by the Fund and the realization of a loss on the underlying security or currency with the same exercise price and expiration date as the option previously written.

     PURCHASING PUT OPTIONS. Certain Funds may purchase put options. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire. A Fund may purchase a put option on an underlying security or currency (a "protective put") owned by the Fund as a defensive technique in order to protect against an anticipated decline in the value of the security or currency. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security or currency at the put exercise price regardless of any decline in the underlying security's market price or currency's exchange value. The premium paid for the put option and any transaction costs would reduce any capital gain otherwise available for distribution when the security or currency is eventually sold.

     A Fund may purchase put options at a time when the Fund does not own the underlying security or currency. By purchasing put options on a security or currency it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security or currency. If the put option is not sold when it has remaining value, and if the market price of the underlying security or currency remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security or currency must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

     DEALER OPTIONS. Certain Funds may engage in transactions involving dealer options. Certain risks are specific to dealer options. While the Fund would look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option, it would rely on the dealer from whom it purchased the option to perform if the option were exercised. Exchange-traded options generally have a continuous liquid market while dealer options have none. Consequently, the Fund will generally be able to realize the value of a dealer option it has purchased only by exercising it or reselling it to the dealer who issued it. Similarly, when the Fund writes a dealer option, it generally will be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate a dealer option at a favorable price at any time prior to expiration. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction. Until the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the contra party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, since the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund's ability to sell portfolio securities at a time when such sale might be advantageous.

     The Staff of the SEC has taken the position that purchased dealer options and the assets used to secure the written dealer options are illiquid securities. The Fund may treat the cover used for written OTC options as liquid if the dealer agrees that the Fund may repurchase the OTC option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the OTC option would be considered illiquid only to the extent the maximum repurchase price under the formula exceeds the intrinsic value of the option. To this extent, the Fund will treat dealer options as subject to the Fund's limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instrument accordingly.

     CERTAIN RISK FACTORS IN WRITING CALL OPTIONS AND IN PURCHASING CALL AND PUT
OPTIONS: During the option period, a Fund, as writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. The risk of purchasing a call or put option is that the Fund may lose the premium it paid plus transaction costs. If the Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

     An option position may be closed out only on an exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that the Fund, can close out its position by effecting a closing transaction. If the Fund is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, the Fund may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so. Possible reasons for the absence of a liquid secondary market include the following: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders. In addition, the hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary Fund securities transactions.

     Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.

     OPTIONS ON STOCK INCIDES. Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.
No physical delivery of securities is made.

     RISK FACTORS IN OPTIONS ON INCICES. Because the value of an index option depends upon the movements in the level of the index rather than upon movements in the price of a particular security, whether the Fund will realize a gain or a loss on the purchase or sale of an option on an index depends upon the movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of the individual security. Accordingly, successful use of positions will depend upon the ability of the Investment Manager or relevant Sub-Adviser to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

     Index prices may be distorted if trading of securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses.

     Price movements in Fund securities will not correlate perfectly with movements in the level of the index and therefore, a Fund bears the risk that the price of the securities may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of the securities. It is also possible that the index may rise when the value of the Fund's securities does not. If this occurred, a Fund would experience a loss on the call which would not be offset by an increase in the value of its securities and might also experience a loss in the market value of its securities.

     Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on the index, the Fund will be required to liquidate securities in order to satisfy the exercise.

     When a Fund has written a call on an index, there is also the risk that the market may decline between the time the Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities. As with options on securities, the Investment Manager or relevant Sub-Adviser will not learn that a call has been exercised until the day following the exercise date, but, unlike a call on securities where the Fund would be able to deliver the underlying security in settlement, the Fund may have to sell part of its securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

     If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for the day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" the Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff time for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

     TRADING IN FUTURES. Certain Funds may enter into futures contracts, including stock index, interest rate and currency futures ("futures" or "futures contracts"). A futures contract provides for the future sale by one party and purchase by another party of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

     An example of a stock index futures contract follows. The Standard & Poor's 500 Stock Index ("S&P 500 Index") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 500 Index, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 Index were $150, one contract would be worth $75,000 (500 units x $150). The stock index futures contract specifies that no delivery of the actual stock making up the index will take place. Instead, settlement in cash occurs. Over the life of the contract, the gain or loss realized by the Fund will equal the difference between the purchase (or sale) price of the contract and the price at which the contract is terminated. For example, if the Fund enters into a futures contract to buy 500 units of the S&P 500 Index at a specified future date at a contract price of $150 and the S&P 500 Index is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4). If the Fund enters into a futures contract to sell

500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 Index is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2).

     Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash or liquid securities known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

     Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate futures trading and to maintain the Fund's open position in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded, and may be significantly modified from time to time by the exchange during the term of the futures contract.

     If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

     These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

     Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Alternatively, settlement may be made totally in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

     Commissions on financial futures contracts and related options transactions may be higher than those which would apply to purchases and sales of securities directly. From time to time, a single order to purchase or sell futures contracts (or options thereon) may be made on behalf of the Fund and other mutual funds or series of mutual funds for which the Investment Manager or relevant Sub-Adviser serves as adviser or sub-adviser, respectively. Such aggregated orders would be allocated among the Fund and such other mutual funds or series of mutual funds in a fair and non-discriminatory manner.

     A  public  market  exists  in  interest  rate  futures  contracts  covering primarily the following financial instruments: U.S. Treasury bonds; U.S. Treasury notes; Government National Mortgage Association ("GNMA") modified pass-through mortgage-backed securities; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; and Eurodollar certificates of deposit. It is expected that futures contracts trading in additional financial instruments will be authorized. The standard contract size is generally $100,000 for futures contracts in U.S. Treasury bonds, U.S. Treasury notes, and GNMA pass-through securities and $1,000,000 for the other designated futures contracts. A public market exists in futures contracts covering a number of indexes, including, but not limited to, the Standard & Poor's 500 Index, the Standard & Poor's 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

     Stock index futures contracts may be used to provide a hedge for a portion of the Fund's portfolio, as a cash management tool, or as an efficient way for the Investment Manager or relevant Sub-Adviser to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. Stock index futures contacts are currently traded with respect to the S&P 500 Index and other broad stock market indices, such as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Index. The Fund may, however, purchase or sell futures contracts with respect to any stock index. Nevertheless, to hedge the Fund's portfolio successfully, the Fund must sell futures contracts with respect to indexes or subindexes whose movements will have a significant correlation with movements in the prices of the Fund's securities.

     Interest rate or currency futures contracts may be used as a hedge against changes in prevailing levels of interest rates or currency exchange rates in order to establish more definitely the effective return on securities or currencies held or intended to be acquired by the Fund. In this regard, the Fund could sell interest rate or currency futures as an offset against the effect of expected increases in interest rates or currency exchange rates and purchase such futures as an offset against the effect of expected declines in interest rates or currency exchange rates.

     The Fund may enter into futures contracts which are traded on national or foreign futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal financial futures exchanges in the United States are the Board of Trade of the City of Chicago, the Chicago Mercantile Exchange, the New York Futures Exchange, and the Kansas City Board of Trade. Futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"). Futures are traded in London at the London International Financial Futures Exchange, in Paris at the MATIF and in Tokyo at the Tokyo Stock Exchange. Although techniques other than the sale and purchase of futures contracts could be used for the above-referenced purposes, futures contracts offer an effective and relatively low cost means of implementing the Fund's objectives in these areas.

     CERTAIN RISKS RELATING TO FUTURES CONTRACTS AND RELATED TOPICS. There are special risks involved in futures transactions.

SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS

     VOLATILITY AND LEVERAGE. The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in the market and interest rates, which in turn are affected by fiscal and monetary policies and national and international policies and economic events.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline. Furthermore, in the case of a futures contract purchase, in order to be certain that the Fund has sufficient assets to satisfy its obligations under a futures contract, the Fund earmarks to the futures contract cash or liquid securities equal in value to the current value of the underlying instrument less the margin deposit.

     LIQUIDITY. The Fund may elect to close some or all of its futures positions at any time prior to their expiration. The Fund would do so to reduce exposure represented by long futures positions or increase exposure represented by short futures positions. The Fund may close its positions by taking opposite positions which would operate to terminate the Fund's position in the futures contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid by or released to the Fund, and the Fund would realize a loss or a gain.

     Futures contracts may be closed out ONLY on the exchange or board of trade where the contracts were initially traded. For example, stock index futures contracts can currently be purchased or sold with respect to the S&P 500 Index on the Chicago Mercantile Exchange, the New York Stock Exchange Composite Stock Index on the New York Futures Exchange and the Value Line Composite Stock Index on the Kansas City Board of Trade. Although the Fund intends to purchase or sell futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular contract at any particular time. In such event, it might not be possible to close a futures contract, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, the Fund would continue to hold securities subject to the hedge until the futures contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the futures contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

     HEDGING RISK. A decision of whether, when, and how to hedge involves skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or market trends. There are several risks in connection with the use by the Fund of futures contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures and movements in the prices of the underlying instruments which are the subject of the hedge. The Investment Manager or relevant Sub-Adviser will, however, attempt to reduce this risk by entering into futures contracts whose movements, in its judgment, will have a significant correlation with movements in the prices of the Fund's underlying instruments sought to be hedged.

     Successful use of futures contracts by the Fund for hedging purposes is also subject to the Investment Manager's or relevant Sub-Adviser's ability to correctly predict movements in the direction of the market. It is possible that, when the Fund has sold futures to hedge its portfolio against a decline in the market, the index, indices, or instruments underlying futures might advance and the value of the underlying instruments held in the Fund's portfolio might decline. If this were to occur, the Fund would lose money on the futures and also would experience a decline in value in its underlying instruments. However, while this might occur to a certain degree, the Investment Manager believes that over time the value of the Fund's portfolio will tend to move in the same direction as the market indices used to hedge the portfolio. It is also possible that if the Fund were to hedge against the possibility of a decline in the market (adversely affecting the underlying instruments held in its portfolio) and prices instead increased, the Fund would lose part or all of the benefit of increased value of those underlying instruments that it had hedged, because it would have offsetting losses in its futures positions. In addition, in such situations, if the Fund had insufficient cash, it might have to sell underlying instruments to meet daily variation margin requirements. Such sales of underlying instruments might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Fund might have to sell underlying instruments at a time when it would be disadvantageous to do so.

     In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the futures contracts and the portion of the portfolio being hedged, the price movements of futures contracts might not correlate perfectly with price movements in the underlying instruments due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close future contracts through offsetting transactions which could distort the normal relationship between the underlying instruments and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the securities markets do. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the underlying instruments and movements in the prices of futures contracts, even a correct forecast of general market trends by the Investment Manager or relevant Sub-Adviser might not result in a successful hedging transaction over a very short time period.

     CERTAIN RISKS OF OPTIONS ON FUTURES CONTRACTS. The Fund may seek to close out an option position by writing or buying an offsetting option covering the same index, underlying instruments, or contract and having the same exercise price and expiration date. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid secondary market. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options;
(ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying instruments; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.

     REGULATORY LIMITATIONS. The Funds will engage in transactions in futures contracts and options thereon only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC.

     The Funds may not enter into futures contracts or options thereon if, with respect to positions which do not qualify as bona fide hedging under applicable CFTC rules, the sum of the amounts of initial margin deposits on the Fund's existing futures and premiums paid for options on futures would exceed 5% of the net asset value of the Funds after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

     To the extent necessary to comply with applicable regulations, in instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or liquid securities, equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be identified in an account with the Fund's custodian to cover the position, or alternative cover will be employed.

     In addition, CFTC regulations may impose limitations on the Funds' ability to engage in certain yield enhancement and risk management strategies. If the CFTC or other regulatory authorities adopt different (including less stringent) or additional restrictions, the Funds would comply with such new restrictions.

INVESTMENT POLICY LIMITATIONS

     Each of the Funds operates within certain fundamental investment policy limitations which may not be changed without the approval of the lesser of (i) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund. Investments bound by the following limitations are adhered to at the time of investment, but later increases or decreases in percentages resulting from change in value or net assets will not result in violation of such limitations.

SECURITY GROWTH AND INCOME FUND'S FUNDAMENTAL POLICIES

     Growth and Income Fund's fundamental investment policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.   Not to act as an underwriter, either directly or indirectly.

 5. Not to borrow money or securities for any purpose except to the extent that borrowing up to 5% of the Fund's total assets is permitted for emergency purposes, provided such borrowing is made on a temporary basis from commercial banks and is not used for investment purposes.

 6. Not to lend money or securities to any person, corporation, securities dealer, or bank, other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 7.   Not to buy securities on margin or effect short sales of securities.

 8. Not to mortgage, pledge or hypothecate any securities or funds of the Fund other than as might become necessary to furnish bond to governmental agencies required for the conduct of the business of the Fund.

 9. Not to purchase any security other than securities listed on a national securities exchange registered under the Securities Exchange Act of 1934, or actively traded over-the-counter.

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, Underwriter or Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to invest in the securities of other investment companies except in the open market at ordinary broker's commissions.

13. Not to allow officers or directors of the Fund, Underwriter or Manager to purchase shares of the Fund except for investment at current net asset value.

14.   Not to own, buy or sell real estate, commodities or commodity contracts.

15. Not to invest in puts, calls, straddles, spreads or any combination thereof.

16. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     Although Fundamental Policy 16 is intended to apply only to certain oil, gas and other mineral exploration development programs and not to securities traded on national securities exchanges, the Board of Directors reviewed and considered in 1986 the scope of this limitation. Prior to that time, the Fund had made an investment, which incurred a loss, in an oil and gas company which was organized as a limited partnership with its securities traded on the New York Stock Exchange. The directors concluded that the limitation was not intended to apply to such investments, but in order to avoid possible future questions regarding the permissibility of such investments, have determined that Growth and Income Fund will not purchase limited partnership securities of any type in the future. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in financial futures contracts.

SECURITY EQUITY FUND'S FUNDAMENTAL POLICIES

     Security Equity Fund's fundamental policy limitations, which are applicable to each of Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Value Fund, are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer; provided, however, that for Asset Allocation Fund, Social Awareness Fund and Value Fund this limitation applies only with respect to 75% of its total assets.

 2. Not to purchase more than 10% of the outstanding voting securities of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4. Not to underwrite securities of other issuers, provided that this policy shall not be construed to prevent or limit in any manner the right of the Fund to purchase securities for investment purposes.

 5. With respect to Equity Fund and Global Fund, not to borrow money or securities for any purpose except to the extent that borrowing up to 10% of the Fund's total assets is permitted for emergency purposes on a temporary basis from banks and will not be made for investment purposes. Asset Allocation Fund, Social Awareness Fund and Value Fund may borrow up to 33 1/3% of total assets and may borrow for emergency, temporary or investment purposes from a variety of sources, including banks. Each of the Funds may also obtain such short-term credits as are necessary for the clearance of portfolio transactions.

 6. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund and Value Fund.

 7. Not to buy securities on margin or effect short sales of securities; provided, however, that Asset Allocation Fund, Social Awareness Fund and Value Fund may make margin deposits in connection with transactions in options, futures, and options on futures.

 8. Not to issue senior securities; provided, however, that Asset Allocation Fund, Social Awareness Fund and Value Fund may issue senior securities in compliance with the Investment Company Act of 1940.

 9.   Not to invest in the securities of other investment  companies;  provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund and Value Fund which may invest in the securities of other investment companies. (Social Awareness Fund does not presently intend to invest in the securities of other investment companies.)

10. Not to invest in companies having a record of less than three years' continuous operation, which may include the operations of predecessor companies; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund and Value Fund.

11. Not to invest in the securities of an issuer if the officers and directors of the Fund, the Underwriter or Investment Manager own more than 1/2 of 1% of such securities, or if all such persons together own more than 5% of such securities.

12. Not to allow officers or directors of the Fund, the Underwriter or Investment Manager to purchase shares of the Fund except for investment at current net asset value.

13. Not to invest 25% or more of the Fund's total assets in a particular industry.

14. Not to own, buy or sell real estate, commodities or commodity contracts; provided, however, that Asset Allocation Fund, Social Awareness Fund and Value Fund may enter into forward currency contracts and forward commitments, and transactions in futures, options, and options on futures. (This policy shall not prevent any of the Funds from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

15. Not to invest in warrants unless acquired as a unit or attached to other securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund and Value Fund.

16. Not to invest more than 10% of its total assets in restricted securities; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness Fund and Value Fund which may invest in restricted securities. (Restricted securities are those securities for which an active and substantial market does not exist at the time of purchase or upon subsequent valuation, or for which there are legal or contractual restrictions as to disposition.)

17. Not to invest more than 2% of its total assets in puts, calls, straddles, spreads, or any combination thereof; provided, however, that this investment limitation does not apply to Asset Allocation Fund, Social Awareness

      Fund and Value Fund which may invest in such instruments. (With respect to Equity Fund and Global Fund, there is no present intention to invest any of the Fund's assets in puts,calls, straddles, spreads, or any combination thereof.)

18. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases or other mineral exploration development programs; provided, however, that the Funds may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund interprets Fundamental Policy 14 to prohibit the purchase of real estate limited partnerships. The Fund does not interpret Fundamental Policy 7 or 14 as prohibiting transactions in options, financial futures contracts or options on financial futures contracts; however, with respect to Equity and Global Funds, transactions in options and options on financial futures contracts are subject to the limits set forth in Fundamental Policy 17.

SECURITY ULTRA FUND'S FUNDAMENTAL POLICIES

     Ultra Fund's fundamental policy limitations are:

 1. Not to invest more than 5% of its total assets in the securities of any one issuer (other than the United States of America).

 2. Not to purchase more than 10% of the outstanding voting securities (or of any class of outstanding securities) of any one issuer.

 3. Not to purchase securities for the purpose of exercising control over the issuers thereof.

 4.   Not to underwrite securities of other issuers.

 5.   Not to purchase restricted securities.

 6.   Not to pledge any portion of its assets.

 7. Not to make loans to other persons other than the purchase of publicly distributed debt securities which are not considered loans, or by entry into repurchase agreements.

 8. Not to buy securities on margin but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

 9. Not to issue senior securities, except that it may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the Fund's total assets, provided that the Fund will not purchase portfolio securities at any time it has outstanding borrowings.

10.   Not to invest in the securities of other investment companies.

11. Not to make short sales of securities unless at the time it owns an equal amount of such securities, or by virtue of ownership of convertible or exchangeable securities, it has the right to obtain through the conversion or exchange of such other securities an equal amount of securities sold short.

12. Not to invest more than 25% of the Fund's total assets in a particular industry.

13.   Not to own, buy or sell real estate, commodities or commodity contracts.

14. Not to invest more than 5% of the value of the Fund's net assets in warrants, valued at the lower of cost or market. Included within that amount (but not to exceed 2% of the value of the Fund's net assets) may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

15. Not to invest more than 5% of its total assets in any issuer or issuers having a record of less than three years continuous operation, which may include the operations of predecessor companies.

16. Not to invest in puts, calls, straddles, spreads, or any combination there of.

17. Not to invest in limited partnerships or similar interests in oil, gas, mineral leases, and other mineral exploration or development programs; provided, however, that the Fund may invest in the securities of other corporations whose activities include such exploration and development.

     The Fund does not interpret Fundamental Policy 8 or 13 as prohibiting transactions in financial futures contracts.

OFFICERS AND DIRECTORS

     The officers and directors of the Funds and their principal occupations for at least the last five years are as follows. Unless otherwise noted, the address of each officer and director is 700 Harrison Street, Topeka, Kansas 66636-0001.

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
JOHN D. CLELAND,*                                   Senior Vice President and Managing Member Representative, Security Management
President and Director                              Company, LLC; Senior Vice President, Security Benefit Group, Inc. and Security
                                                    Benefit Life Insurance Company.

DONALD A. CHUBB, JR.,** Director                    Business broker, Griffith & Blair Realtors.  Prior to 1997, President,
2222 SW 29th Street                                 Neon Tube Light Company, Inc.
Topeka, Kansas 66611

DONALD L. HARDESTY, Director                        President, Central Research Corporation.
900 Bank IV Tower
Topeka, Kansas 66603

PENNY A. LUMPKIN,** Director                        Vice President, Palmer News, Inc.  Prior to October 1991, Secretary and
3616 Canterbury Town Road                           Director, Palmer Companies, Inc.
Topeka, Kansas 66610

MARK L. MORRIS, JR.,** Director                     (Wholesale Periodicals).  President, Mark Morris Associates (Veterinary Research
5500 SW 7th Street                                  and Education).
Topeka, Kansas 66606

JEFFREY B. PANTAGES,* Director                      President and Chief Investment Officer, Security Management Company, LLC; Senior
                                                    Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance
                                                    Company.  Prior to April 1992, Managing Director, Prudential Life.

HUGH L. THOMPSON, Director                          President  Emeritus,  Washburn  University.  Prior to June 1997, President,
2728 Newfound Harbour Drive                         Washburn University.
Merritt Island, Florida 32952

JAMES R. SCHMANK, Vice President                    Senior Vice President, Treasurer, Chief Fiscal Officer and Managing Member
and Treasurer                                       Representative, Security Management Company, LLC; Vice President, Security
                                                    Benefit Group, Inc. and Security Benefit Life Insurance Company.

MARK E. YOUNG, Vice President                       Vice President, Security Management Company, LLC; Assistant Vice President,
                                                    Security Benefit Group, Inc. and Security Benefit Life Insurance Company.

JANE A. TEDDER, Vice President                      Vice President and  Senior  Economist, Security Management Company, LLC; Vice
(Equity Fund only)                                  President, Security Benefit Group, Inc. and Security Benefit Life Insurance
                                                    Company.

TERRY A. MILBERGER, Vice President                  Vice President and Senior Portfolio Manager, Security Management Company, LLC;
(Equity Fund only)                                  Senior Vice President, Security Benefit Group, Inc. and Security Benefit Life
                                                    Insurance Company.

AMY J. LEE, Secretary                               Secretary, Security Management Company, LLC; Vice President, Associate General
                                                    Counsel and Assistant Secretary, Security Benefit Group, Inc. and Security
                                                    Benefit Life Insurance Company.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NAME, ADDRESS AND POSITIONS HELD WITH THE FUNDS     PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------------------
BRENDA M. HARWOOD, Assistant Treasurer              Assistant Vice President, Assistant Treasurer and Assistant Secretary, Security
and Assistant Secretary                             Management Company, LLC; Assistant Vice President, Security Benefit Group, Inc.
                                                    and Security Benefit Life Insurance Company.

CINDY L. SHIELDS, Assistant Vice President          Assistant Vice President and Portfolio Manager, Security Management Company,
(Equity and Ultra Fund only)                        LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit
                                                    Life Insurance Company.  Prior to August 1994, Junior Portfolio Manager,
                                                    Research Analyst, Junior Research Analyst and Portfolio Assistant, Security
                                                    Management Company.

THOMAS A. SWANK, Assistant Vice President           Second Vice President and Portfolio Manager, Security Management Company, LLC;
(Growth and Income Fund only)                       Vice President, Security Benefit Group, Inc. and Security Benefit Life Insurance
                                                    Company.

JIM SCHIER, Assistant Vice President                Assistant Vice President and Portfolio Manager, Security Management Company,
(Equity Fund only)                                  LLC; Assistant Vice President, Security Benefit Group, Inc. and Security Benefit
                                                    Life Insurance Company.  Prior to February 1997, Assistant Vice President and
                                                    Senior Research Analyst, Security Management Company, LLC.  Prior to August
                                                    1995, Portfolio Manager, Mitchell Capital Management.  Prior to March 1993, Vice
                                                    President and Portfolio Manager, Fourth Financial.

CHRISTOPHER D. SWICKARD, Assistant Secretary        Assistant Vice President and Assistant Counsel, Security Benefit Group, Inc. and
                                                    Security Benefit Life Insurance Company.  Prior to June 1992, student at
                                                    Washburn University School of Law.
------------------------------------------------------------------------------------------------------------------------------------
 *These directors are deemed to be "interested persons" of the Funds under the Investment Company Act of 1940, as amended, by reason of their positions with the Funds' Investment Manager and/or the parent of the Investment Manager.

**These  directors serve on the Funds' joint audit  committee,  the purpose of which is to meet with the  independent  auditors,  to review the work of the auditors,  and to oversee the handling by Security Management Company,  LLC of the accounting functions for the Funds.
------------------------------------------------------------------------------------------------------------------------------------

     The directors and officers of the Funds hold identical offices in the other Funds managed by the Investment Manager, except Ms. Tedder who is also Vice President of SBL Fund and Security Income Fund, Mr. Milberger who is also Vice President of SBL Fund, Ms. Shields who is Assistant Vice President of SBL Fund and Security Equity Fund, and Messrs. Swank and Schier who are Assistant Vice President of SBL Fund and Security Income Fund. (See the table under "Investment Management," on page 34, for positions held by such persons with the Investment Manager.) Mr. Young and Ms. Lee hold identical offices for the Funds' distributor, Security Distributors, Inc., and Messrs. Cleland and Schmank serve as Vice President and Director, while Ms. Harwood serves as Treasurer of the distributor.

REMUNERATION OF DIRECTORS AND OTHERS

     The Funds' directors, except those directors who are "interested persons" of the Funds, receive from each of Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund an annual retainer of $1,042 and a fee of $133 per meeting, plus reasonable travel costs, for each meeting of the board attended. In addition, certain directors who are members of the Funds' joint audit committee receive a fee of $100 per hour with a minimum fee of $200 and reasonable travel costs for each meeting of the Funds' audit committee attended. Such fees and travel costs are paid by the Investment Manager for each Fund, except Asset Allocation Fund and Social Awareness Fund, pursuant to its Investment Management and Services Agreements with the Funds which provide that the Investment Manager will bear all Fund expenses except for its fee and the expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors and Class B distribution fees. Asset Allocation and Social Awareness Funds pay their respective share of directors' fees and travel costs. (See page 34, "Investment Management.")

     The Funds do not pay any fees to, or reimburse expenses of, directors who are considered "interested persons" of the Funds. The aggregate compensation paid by the Funds to each of the directors during the fiscal year ended September 30, 1996, and the aggregate compensation paid to each of the directors during calendar year 1996 by all seven of the registered investment companies to which the Investment Manager provides investment advisory services (collectively, the "Security Fund Complex"), are set forth below. Each of the directors is a director of each of the other registered investment companies in the Security Fund Complex.

--------------------------------------------------------------------------------------------------------------
                                    AGGREGATE COMPENSATION                                      TOTAL
                           ------------------------------------------                        COMPENSATION
                             SECURITY                                      ESTIMATED           FROM THE
                              GROWTH                                         ANNUAL         SECURITY FUND
                                AND        SECURITY      SECURITY           BENEFITS           COMPLEX,
NAME OF DIRECTOR              INCOME        EQUITY         ULTRA              UPON            INCLUDING
OF THE FUND                    FUND          FUND          FUND            RETIREMENT         THE FUNDS
--------------------------------------------------------------------------------------------------------------
Willis A. Anton, Jr.          $1,508         $1,508       $1,508                $0             $18,100
Donald A. Chubb, Jr.           1,541          1,591        1,518                 0              18,300
John D. Cleland                    0              0            0                 0                   0
Donald L. Hardesty             1,508          1,508        1,508                 0              18,100
Penny A. Lumpkin               1,541          1,591        1,518                 0              18,300
Mark L. Morris, Jr.            1,541          1,591        1,518                 0              18,300
Jeffrey B. Pantages                0              0            0                 0                   0
Hugh Thompson                    788            788          788                 0               9,450
--------------------------------------------------------------------------------------------------------------

     The Investment Manager compensates its officers and directors who may also serve as officers or directors of the Funds. On March 1, 1997, the Funds' officers and directors (as a group) beneficially owned 26,626; 219,934; 13,725; 2,756; 0; and 48,736 of Class A shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Ultra Fund, respectively, which represented approximately .315%, .266%, .742%, .953%, 0% and
 .534% of the total outstanding Class A shares of each Fund on that date.

HOW TO PURCHASE SHARES

     Investors may purchase shares of the Funds through authorized dealers who are members of the National Association of Securities Dealers, Inc. In addition, banks and other financial institutions may make shares of the Funds available to their customers. (Banks and other financial institutions that make shares of the Funds available to their customers in Texas must be registered with that state as securities dealers.) The minimum initial investment is $100. The minimum subsequent investment is $100 unless made through an Accumulation Plan which allows for subsequent investments of $20. (See "Accumulation Plan," page 33.) An application may be obtained from the Investment Manager.

     As a convenience to investors and to save operating expenses, the Funds do not issue certificates for full shares except upon written request by the investor or his or her investment dealer. Certificates will be issued at no cost to the stockholder. No certificates will be issued for fractional shares and fractional shares may be withdrawn only by redemption for cash.

     Orders for the purchase of shares of the Funds will be confirmed at an offering price equal to the net asset value per share next determined after receipt of the order in proper form by Security Distributors, Inc. (the "Distributor") (generally as of the close of the Exchange on that day) plus the sales charge in the case of Class A shares. Orders received by dealers or other firms prior to the close of the Exchange and received by the Distributor prior to the close of its business day will be confirmed at the offering price effective as of the close of the Exchange on that day.
Dealers and other financial services firms are obligated to transmit orders promptly.

     The Funds reserve the right to withdraw all or any part of the offering made by this prospectus and to reject purchase orders.

ALTERNATIVE PURCHASE OPTIONS

     The Funds offer two classes of shares:

     CLASS A SHARES - FRONT-END LOAD OPTION. Class A shares are sold with a sales charge at the time of purchase. Class A shares are not subject to a sales charge when they are redeemed (except that shares sold in an amount of $1,000,000 or more without a front-end sales charge will be subject to a contingent deferred sales charge for one year). See Appendix B for a discussion of "Rights of Accumulation" and "Statement of Intention," which options may serve to reduce the front-end sales charge.

     CLASS B SHARES - BACK-END LOAD OPTION. Class B shares are sold without a sales charge at the time of purchase, but are subject to a deferred sales charge if they are redeemed within five years of the date of purchase. Class B shares will automatically convert to Class A shares at the end of eight years after purchase.

     The decision as to which class is more beneficial to an investor depends on the amount and intended length of the investment. Investors who would rather pay the entire cost of distribution at the time of investment, rather than spreading such cost over time, might consider Class A shares. Other investors might consider Class B shares, in which case 100% of the purchase price is invested immediately, depending on the amount of the purchase and the intended length of investment. The Funds will not normally accept any purchase of Class B shares in the amount of $500,000 or more.

     Dealers or others may receive different levels of compensation depending on which class of shares they sell.

CLASS A SHARES

     Class A shares are offered at net asset value plus an initial sales charge as follows:

--------------------------------------------------------------------------------
                                                    SALES CHARGE
                                     -------------------------------------------
                                     PERCENTAGE      PERCENTAGE      PERCENTAGE
AMOUNT OF PURCHASE                   OF OFFERING    OF NET AMOUNT    REALLOWABLE
AT OFFERING PRICE                      PRICE          INVESTED       TO DEALERS
--------------------------------------------------------------------------------
Less than $50,000.................      5.75%           6.10%           5.00%
$50,000 but less than $100,000....      4.75            4.99            4.00
$100,000 but less than $250,000...      3.75            3.90            3.00
$250,000 but less than $500,000...      2.75            2.83            2.25
$500,000 but less than $1,000,000.      2.00            2.04            1.75
$1,000,000 and over...............      None            None         (See below)
--------------------------------------------------------------------------------

The Underwriter will pay a commission to dealers on purchases of $1,000,000 or more as follows: 1.00% on sales up to $5,000,000, plus .50% on sales of $5,000,000 or more up to $10,000,000, and .10% on any amount of $10,000,000 or more.

     The Investment Manager may, at its expense, pay a service fee to dealers who satisfy certain criteria established by the Investment Manager from time to time relating to the volume of their sales of Class A shares of the Funds and certain other Security Funds during prior periods and certain other factors, including providing to their clients who are stockholders of the Funds certain services, which include assisting in maintaining records, processing purchase and redemption requests and establishing shareholder accounts, assisting shareholders in changing account options or enrolling in specific plans, and providing shareholders with information regarding the Funds and related developments. Service fees are paid quarterly and may be discontinued at any time.

CLASS B SHARES

     Class B shares are offered at net asset value, without an initial sales charge. With certain exceptions, the Funds may impose a deferred sales charge on shares redeemed within five years of the date of purchase. No deferred sales charge is imposed on amounts redeemed thereafter. If imposed, the deferred sales charge is deducted from the redemption proceeds otherwise payable to you. The deferred sales charge is retained by the Distributor.

     Whether a contingent deferred sales charge is imposed and the amount of the charge will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed, according to the following schedule:

                ------------------------------------------------
                  YEAR SINCE PURCHASE        CONTINGENT DEFERRED
                   PAYMENT WAS MADE             SALES CHARGE
                ------------------------------------------------
                First...................             5%
                Second..................             4%
                Third...................             3%
                Fourth..................             3%
                Fifth...................             2%
                Sixth and Following.....             0%
                ------------------------------------------------

     Class B shares (except shares purchased through the reinvestment of dividends and other distributions paid with respect to Class B shares) will automatically convert, on the eighth anniversary of the date such shares were purchased, to Class A shares which are subject to a lower distribution fee. This automatic conversion of Class B shares will take place without imposition of a front-end sales charge or exchange fee. (Conversion of Class B shares represented by stock certificates will require the return of the stock certificates to the Investment Manager.) All shares purchased through reinvestment of dividends and other distributions paid with respect to Class B shares ("reinvestment shares") will be considered to be held in a separate subaccount. Each time any Class B shares (other than those held in the subaccount) convert to Class A shares, a pro rata portion of the reinvestment shares held in the subaccount will also convert to Class A shares. Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. Because the net asset value per share of the Class A shares may be higher or lower than that of the Class B shares at the time of conversion, although the dollar value will be the same, a shareholder may receive more or less Class A shares than the number of Class B shares converted. Under current law, it is the Funds' opinion that such a conversion will not constitute a taxable event under federal income tax law. In the event that this ceases to be the case, the Board of Directors will consider what action, if any, is appropriate and in the best interests of the Class B stockholders.

CLASS B DISTRIBUTION PLAN

     Each Fund bears some of the costs of selling its Class B shares under a Distribution Plan adopted with respect to its Class B shares ("Class B Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 ("1940 Act"). This Plan provides for payments at an annual rate of 1.00% of the average daily net asset value of Class B shares. Amounts paid by the Funds are currently used to pay dealers and other firms that make Class B shares available to their customers (1) a commission at the time of purchase normally equal to 4.00% of the value of each share sold and (2) a service fee for account maintenance and personal service to shareholders payable for the first year, initially, and for each year thereafter, quarterly, in an amount equal to .25% annually of the average daily net asset value of Class B shares sold by such dealers and other firms and remaining outstanding on the books of the Funds.

     Rules of the National Association of Securities Dealers, Inc. ("NASD") limit the aggregate amount that a Fund may pay annually in distribution costs for the sale of its Class B shares to 6.25% of gross sales of Class B shares since the inception of the Distribution Plan, plus interest at the prime rate plus 1% on such amount (less any contingent deferred sales charges paid by Class B shareholders to the Distributor). The Distributor intends, but is not obligated, to continue to pay or accrue distribution charges incurred in connection with the Class B Distribution Plan which exceed current annual payments permitted to be received by the Distributor from the Funds. The Distributor intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1%) at such time in the future as, and to the extent that, payment thereof by the Funds would be within permitted limits.

     Each Fund's Class B Distribution Plan may be terminated at any time by vote of its directors who are not interested persons of the Fund as defined in the 1940 Act or by vote of a majority of the outstanding Class B shares. In the event the Class B Distribution Plan is terminated by the Class B stockholders or the Funds' Board of Directors, the payments made to the Distributor pursuant to the Plan up to that time would be retained by the Distributor. Any expenses incurred by the Distributor in excess of those payments would be absorbed by the

Distributor. The Funds make no payments in connection with the sales of their shares other than the distribution fee paid to the Distributor.

CALCULATION AND WAIVER OF CONTINGENT DEFERRED SALES CHARGES

     Any contingent deferred sales charge imposed upon redemption of Class A shares (purchased in amounts of $1,000,000 or more) and Class B shares is a percentage of the lesser of (1) the net asset value of the shares redeemed or
(2) the net cost of such shares. No contingent deferred sales charge is imposed upon redemption of amounts derived from (1) increases in the value above the net cost of such shares due to increases in the net asset value per share of the Fund; (2) shares acquired through reinvestment of income dividends and capital gain distributions; or (3) Class A shares (purchased in amounts of $1,000,000 or more) held for more than one year or Class B shares held for more than five years. Upon request for redemption, shares not subject to the contingent deferred sales charge will be redeemed first. Thereafter, shares held the longest will be the first to be redeemed.

     The contingent deferred sales charge is waived: (1) following the death of a stockholder if redemption is made within one year after death; (2) upon the disability (as defined in section 72(m)(7) of the Internal Revenue Code) of a stockholder prior to age 65 if redemption is made within one year after the disability, provided such disability occurred after the stockholder opened the account; (3) in connection with required minimum distributions in the case of an IRA, SAR-SEP or Keogh or any other retirement plan qualified under Section 401(a), 401(k) or 403(b) of the Code; and (4) in the case of distributions from retirement plans qualified under Section 401(a) or 401(k) of the Internal Revenue Code due to (i) returns of excess contributions to the plan, (ii) retirement of a participant in the plan, (iii) a loan from the plan (repayment of loans, however, will constitute new sales for purposes of assessing the contingent deferred sales charge), (iv) "financial hardship" of a participant in the plan, as that term is defined in Treasury Regulation Section 1.401(k)-1(d)(2), as amended from time to time, (v) termination of employment of a participant in the plan, (vi) any other permissible withdrawal under the terms of the plan. The contingent deferred sales charge will also be waived in the case of certain redemptions of Class B shares of the Funds pursuant to a systematic withdrawal program. (See "Systematic Withdrawal Program," page 33.)

ARRANGEMENTS WITH BROKER-DEALERS AND OTHERS

     The Investment Manager or Distributor, from time to time, will provide promotional incentives or pay a bonus, to certain dealers whose representatives have sold or are expected to sell significant amounts of the Funds and/or certain other funds managed by the Investment Manager. Such promotional incentives will include payment for attendance (including travel and lodging expenses) by qualifying registered representatives (and members of their families) at sales seminars at luxury resorts within or without the United States. Bonus compensation may include reallowance of the entire sales charge and may also include, with respect to Class A shares, an amount which exceeds the entire sales charge and, with respect to Class B shares, an amount which exceeds the maximum commission. The Distributor, or the Investment Manager, may also provide financial assistance to certain dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns, and/or shareholder services and programs regarding one or more of the funds managed by the Investment Manager. Certain of the promotional incentives or bonuses may be financed by payments to the Distributor under a Rule 12b-1 Distribution Plan. The payment of promotional incentives and/or bonuses will not change the price an investor will pay for shares or the amount that the Funds will receive from such sale. No compensation will be offered to the extent it is prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. ("NASD"). A dealer to whom substantially the entire sales charge of Class A shares is reallowed may be deemed to be an "underwriter" under federal securities laws.

     The Distributor also may pay banks and other financial services firms that facilitate transactions in shares of the Funds for their clients a transaction fee up to the level of the payments made allowable to dealers for the sale of such shares as described above. Banks currently are prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Fund's Board of Directors would consider what action, if any, would be appropriate.

     In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Investment Manager or Distributor also may pay a marketing allowance to dealers who meet certain eligibility criteria. This allowance is paid with reference to new sales of Fund shares in a calendar year and may be discontinued at any time. To be eligible for this allowance in any given year, the dealer must sell a minimum of $2,000,000 of Class A and Class B shares during that year. The applicable marketing allowance factors are set forth below.

--------------------------------------------------------------------------------
                                                           APPLICABLE MARKETING
AGGREGATE NEW SALES                                          ALLOWANCE FACTOR*
--------------------------------------------------------------------------------
Less than $2 million...................................            .00%
$2 million but less than $5 million....................            .15%
$5 million but less than $10 million...................            .25%
$10 million but less than $15 million..................            .35%
$15 million but less than $20 million..................            .50%
or $20 million or more.................................            .75%
--------------------------------------------------------------------------------
*The maximum  marketing  allowance  factor  applicable per this schedule will be applied to all new sales in the calendar year to determine the marketing allowance payable for such year.
--------------------------------------------------------------------------------

PURCHASES AT NET ASSET VALUE

     Class A shares of the Funds may be purchased at net asset value by (1) directors, officers and employees of the Funds, the Funds' Investment Manager or Distributor; directors, officers and employees of Security Benefit Life Insurance Company and its subsidiaries; agents licensed with Security Benefit Life Insurance Company; spouses or minor children of any such agents; as well as the following relatives of any such directors, officers and employees (and their spouses): spouses, grandparents, parents, children, grandchildren, siblings, nieces and nephews; (2) any trust, pension, profit sharing or other benefit plan established by any of the foregoing corporations for persons described above;
(3) retirement plans where third party administrators of such plans have entered into certain arrangements with the Distributor or its affiliates provided that no commission is paid to dealers; and (4) officers, directors, partners or registered representatives (and their spouses and minor children) of broker-dealers who have a selling agreement with the Distributor. Such sales are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be transferred or resold except through redemption or repurchase by or on behalf of the Fund.

     Class A shares of the Funds may also be purchased at net asset value when the purchase is made on the recommendation of (i) a registered investment adviser, trustee or financial intermediary who has authority to make investment decisions on behalf of the investor; or (ii) a certified financial planner or registered broker-dealer who either charges periodic fees to its customers for financial planning, investment advisory or asset management services, or provides such services in connection with the establishment of an investment account for which a comprehensive "wrap fee" is imposed. The Distributor must be notified when a purchase is made that qualifies under these provisions.

     A stockholder of Equity Fund who formerly invested in the Bondstock Investment Plans or Life Insurance Investors Investment Plans received Class A shares of Equity Fund in liquidation of the Plans. Such a stockholder may purchase Class A shares of Equity Fund at net asset value provided that such stockholder maintains his or her Equity Fund account.

ACCUMULATION PLAN

     Investors may purchase shares on a periodic basis under an Accumulation Plan which provides for an initial investment of $100 minimum and subsequent investments of $20 minimum at any time. An Accumulation Plan is a voluntary program, involving no obligation to make periodic investments, and is terminable at will. Payments are made by sending a check to the Distributor who (acting as an agent for the dealer) will purchase whole and fractional shares of the Fund as of the close of business on the day such payment is received. A confirmation and statement of account will be sent to the investor following each investment. Certificates for whole shares will be issued upon request. No certificates will be issued for fractional shares which may be withdrawn only by redemption for cash. Investors may choose to use "Secur-O-Matic" (automatic bank draft) to make their Fund purchases. There is no additional charge for using Secur-O-Matic. An application may be obtained from the Funds.

SYSTEMATIC WITHDRAWAL PROGRAM

     A Systematic Withdrawal Program may be established by stockholders who wish to receive regular monthly, quarterly, semiannual or annual payments of $25 or more. A stockholder may elect a payment that is a specified percentage of the initial or current account value or a specified dollar amount. The Program may also be based upon the liquidation of a fixed or variable number of shares provided that the amount withdrawn monthly is at least $25. However, the Funds do not recommend this (or any other amount) as an appropriate monthly withdrawal. Shares with a current aggregate offering price of $5,000 or more must be deposited with the Investment Manager acting as agent for the stockholder under the Program. There is no service charge on the Program.

     Sufficient shares will be liquidated at net asset value to meet the specified withdrawals. Liquidation of shares may deplete the investment, particularly in the event of a market decline. Payments cannot be considered as actual yield or income since part of such payments is a return of capital. Such withdrawals constitute a taxable event to the stockholder. The maintenance of a Withdrawal Program concurrently with purchases of additional shares of the Fund would be disadvantageous because of the sales commission payable in respect to such purchases. During the withdrawal period, no payments will be accepted under an Accumulation Plan. Income dividends and capital gains distributions are automatically reinvested at net asset value. If an investor has an Accumulation Plan in effect, it must be terminated before a Systematic Withdrawal Program may be initiated.

     A stockholder may establish a Systematic Withdrawal Program with respect to Class B shares without the imposition of any applicable contingent deferred sales charge, provided that such withdrawals do not in any 12-month period, beginning on the date the Program is established, exceed 10% of the value of the account on that date ("Free Systematic Withdrawals"). Free Systematic Withdrawals are not available if a Program established with respect to Class B shares provides for withdrawals in excess of 10% of the value of the account in any Program year and, as a result, all withdrawals under such a Program are subject to any applicable contingent deferred sales charge. Free Systematic Withdrawals will be made first by redeeming those shares that are not subject to the contingent deferred sales charge and then by redeeming shares held the longest. The contingent deferred sales charge applicable to a redemption of Class B shares requested while Free Systematic Withdrawals are being made will be calculated as described under "Calculation and Waiver of Contingent Deferred Sales Charges," page 31.

     The stockholder receives confirmation of each transaction showing the source of the payment and the share balance remaining in the Program. A Program may be terminated on written notice by the stockholder or by the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account.

INVESTMENT MANAGEMENT

     Security Management Company, LLC (the "Investment Manager"), 700 SW Harrison Street, Topeka, Kansas, has served as investment adviser to Security Growth and Income Fund (formerly Security Investment Fund), Security Equity Fund, and Security Ultra Fund, respectively, since April 1, 1964, January 1, 1964, and April 22, 1965. The Investment Manager also acts as investment adviser to Security Income Fund, Security Cash Fund, SBL Fund, and Security Tax-Exempt Fund. The Investment Manager is a limited liability company controlled by its members, Security Benefit Life Insurance Company and Security Benefit Group, Inc. ("SBG"). SBG is an insurance and financial services holding company wholly-owned by Security Benefit Life Insurance Company, 700 SW Harrison Street, Topeka, Kansas 66636-0001. Security Benefit Life, a mutual life insurance company with $15.5 billion of insurance in force, is incorporated under the laws of Kansas.

     The Investment Manager serves as investment adviser to Security Growth and Income Fund, Security Equity Fund and Security Ultra Fund, respectively, under Investment Management and Services Agreements, which were approved by the shareholders of the Funds on March 29, 1989, December 8, 1988 and December 30, 1988, and which became effective on March 31, 1989, January 31, 1989 and February 28, 1989. Security Equity Fund's Agreement was amended by its Board of Directors at a regular meeting held on July 23, 1993, to provide for the Investment Manager to serve as investment adviser to Global Fund and on April 3, 1995, July 26, 1996 and February 7, 1997, respectively, to provide for the Investment Manager to serve as investment adviser to Asset Allocation Fund, Social Awareness Fund and Value Fund. The Agreements were last renewed by the Funds' Board of Directors at a regular meeting held on November 1, 1996.

     Pursuant to the Investment Management and Services Agreements, the Investment Manager furnishes investment advisory, statistical and research services to the Funds, supervises and arranges for the purchase and sale of securities on behalf of the Funds, and provides for the compilation and maintenance of records pertaining to the investment advisory function.

     The Investment Manager has retained Lexington Management Corporation ("Lexington"), Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663, to furnish certain advisory services to Global Fund pursuant to a Sub-Advisory
Agreement, dated October 1, 1993. Pursuant to this agreement, Lexington furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of securities on behalf of Global Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Funds' Board of Directors and the Investment Manager. For such services, the Investment Manager pays Lexington an amount equal to .50% of the average net assets of Global Fund, computed on a daily basis and payable monthly. The Sub-Advisory Agreement may be terminated without penalty at any time by either party on 60 days' written notice and is automatically terminated in the event of its assignment or in the event that the Investment Advisory Contract between the Investment Manager and the Fund is terminated, assigned or not renewed.

     Lexington is a wholly-owned subsidiary of Lexington Global Asset Managers, Inc., a Delaware corporation with offices at Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663. Descendants of Lunsford Richardson, Sr., their spouses, trusts and other related entities have a majority voting control of the outstanding shares of Lexington Global Asset Managers, Inc. Lexington was established in 1938 and currently manages over $3.5 billion in assets.

     The Investment Manager has entered into a sub-advisory research agreement with Meridian Investment Management Corporation ("Meridian"), 12835 East Arapahoe Road, Tower II, 7th Floor, Englewood, Colorado 80112. Pursuant to the agreement, Meridian furnishes investment advisory, statistical and research facilities, supervises and arranges for the purchase and sale of equity securities on behalf of the Fund and provides for the compilation and maintenance of records pertaining to such investment advisory services, subject to the control and supervision of the Board of Directors of the Fund and the Investment Manager. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation which is controlled by its two stockholders, Michael J. Hart and Craig T. Callahan. The Investment Manager pays Meridian an annual fee equal to a percentage of the average daily closing value of the net assets of Asset Allocation Fund, computed on a daily basis, according to the following schedule:

       ------------------------------------------------------------------
       AVERAGE DAILY NET ASSETS OF THE FUND                    ANNUAL FEE
       ------------------------------------------------------------------
       Less than $100 million..............................    .40%, plus
       $100 million but less than $200 million.............    .35%, plus
       $200 million but less than $400 million.............    .30%, plus
       $400 million or more................................    .25%
       ------------------------------------------------------------------

     Pursuant to the Investment Management and Services Agreements, the Investment Manager also performs administrative functions and the bookkeeping, accounting and pricing functions for the Funds, and performs all shareholder servicing functions, including transferring record ownership, processing purchase and redemption transactions, answering inquiries, mailing shareholder communications and acting as the dividend disbursing agent. The Investment Manager has arranged for Lexington to provide certain administrative services to Global Fund, including certain accounting and pricing functions.

     The Investment Manager has also agreed to arrange for others (or itself) to provide to the Funds, except Asset Allocation, Social Awareness and Value Funds, all other services, including custodian and independent accounting services, required by the Funds. The Investment Manager will when necessary engage the services of third parties such as a custodian bank or independent auditors, in accordance with applicable legal requirements, including approval by the Funds' Board of Directors. The Investment Manager bears the expenses of providing the services it is required to furnish under the Agreement for each Fund, except Asset Allocation, Social Awareness and Value Funds. Thus, those Funds' expenses include only fees paid to the Investment Manager as well as expenses of brokerage commissions, interest, taxes, extraordinary expenses approved by the Board of Directors, and Class B distribution fees.

     Asset Allocation, Social Awareness and Value Funds will pay all of their respective expenses not assumed by the Investment Manager or the Distributor, including organization expenses; directors' fees; fees of its custodian; taxes and governmental fees; interest charges; any membership dues; brokerage commissions; expenses of preparing and distributing reports to shareholders; costs of shareholder and other meetings; Class B distribution fees; and legal, auditing and accounting expenses. Asset Allocation, Social Awareness and Value Funds will also pay for the preparation and distribution of the prospectus to their shareholders and all expenses in connection with registration under the Investment Company Act of 1940 and the registration of their capital stock under federal and state securities laws. Asset Allocation, Social Awareness and Value Funds will pay nonrecurring expenses as may arise,including litigation expenses affecting them.

     The Investment Manager has agreed to reimburse the Funds or waive a portion of its management fee for any amount by which the total annual expenses of the Funds (including management fees, but excluding interest, taxes, brokerage commissions, extraordinary expenses and Class B distribution fees) for any fiscal year that exceeds the level of expenses which the Funds are permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Funds are then qualified for sale. (The Investment Manager is not aware of any state that currently imposes limits on the level of mutual fund expenses.)

     As compensation for its services, the Investment Manager receives with respect to Growth and Income, Equity and Ultra Funds, on an annual basis, 2% of the first $10 million of the average net assets, 1 1/2% of the next $20 million of the average net assets and 1% of the remaining average net assets of the Funds, determined daily and payable monthly. The Investment Manager receives with respect to the Global Fund, on an annual basis, 2% of the first $70 million of the average net assets and 1 1/2% of the remaining average net assets, determined daily and payable monthly.

     Separate fees are paid by Asset Allocation, Social Awareness and Value Funds to the Investment Manager for investment advisory, administrative and transfer agency services. With respect to Asset Allocation Fund the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the Fund, calculated daily and payable monthly. The Investment Manager also receives, on an annual basis, an administrative fee equal to .045% of the average daily net assets of the Asset Allocation Fund plus the greater of .10% of its average net assets or $60,000. With respect to the Social Awareness and Value Funds, the Investment Manager receives, on an annual basis, an investment advisory fee equal to 1% of the average daily net assets of the respective Funds, calculated daily and payable monthly. The Investment Manager has agreed to waive the investment advisory fee of Social Awareness and Value Funds for the fiscal year ending September 30, 1997. The Investment Manager also receives, on an annual basis, an administrative fee equal to .09% of the average daily net assets of the Social Awareness and Value Funds. For transfer agency services provided to each of the Asset Allocation, Social Awareness and Value Funds, the Investment Manager receives an annual maintenance fee of $8.00 per account, and a transaction fee of $1.00 per transaction.

     During the fiscal years ended September 30, 1996, 1995 and 1994, the Funds paid the following amounts to the Investment Manager for its services: 1996 - $919,674, 1995 - $839,358 and 1994 - $948,953 for Growth and Income Fund; 1996 -
$5,528,818,  1995 - $4,185,144 and 1994 - $3,926,084 for Equity Fund; and 1996 -
$862,190,  1995 - $816,039 and 1994 - $819,550 for Ultra Fund.  Global Fund paid the Investment Manager for its services for 1996 - $470,077, 1995 - $457,489, and for the period October 5, 1993 to September 30, 1994 - $346,421. Asset Allocation Fund paid the Investment Manager for investment advisory, administrative and transfer agency services for fiscal year ended September 30, 1996 - $39,560, $36,957 and $5,571, respectively. For this period, the Investment Manager waived $24,236 of the investment advisory fee and reimbursed the Fund $19,620 of the Administrative and transfer agency fees. Asset Allocation Fund paid the Investment Manager for investment advisory, administrative and transfer agency services for the period June 1, 1995 (date of inception) to September 30, 1995 - $10,134, $10,456 and $790, respectively. For this period, the Investment Manager reimbursed the Fund $16,615 of the administrative and transfer agency fees. For the period November 4, 1996 (date of inception) to March 31, 1997, the Investment Manager waived its entire advisory fee for the Social Awareness Fund in the amount of $10,785. For the same period, the Social Awareness Fund paid the Investment Manager for administrative and transfer agency services, $972 and $860, respectively.

     The total expenses for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1996 were 1.29%, 1.04%, 2.00%, 2.00% and 1.31% of the average net assets of each Fund's Class A shares for the fiscal year. Total expenses of Class B shares for Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund and Ultra Fund, respectively, for the fiscal year ended September 30, 1996 were 2.29%, 2.04%, 3.00%, 3.00% and 2.31% of the average net assets of each Fund's Class B shares for the fiscal year. The total expenses for Class A and Class B shares of Social

Awareness Fund for the period November 1, 1996 (date of inception) to March 31, 1997, were 1.42% and 2.17%, respectively, of the average net assets for the period. Expense information is not yet available for Value Fund as it did not begin operations until May of 1997.

     The Funds' Investment Management and Services Agreements are renewable annually by the Funds' Board of Directors or by a vote of a majority of the individual Fund's outstanding securities and, in either event, by a majority of the board who are not parties to the Agreement or interested persons of any such party. The Agreements provide that they may be terminated without penalty at any time by either party on 60 days' notice and are automatically terminated in the event of assignment.

     The  following  persons  are  affiliated  with the  Funds and also with the
Funds'  investment  adviser,   Security   Management  Company,   LLC,  in  these
capacities:

------------------------------------------------------------------------------------------------------------------------------------
NAME                         POSITION(S) WITH THE FUNDS                            POSITION(S) WITH SECURITY MANAGEMENT COMPANY, LLC
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey B. Pantages          Director                                              President and Chief Investment Officer

James R. Schmank             Vice President and Treasurer                          Senior Vice President, Treasurer, Chief Fiscal
                                                                                   Officer and Managing Member Representative

John D. Cleland              President and Director                                Senior Vice President and Managing Member
                                                                                   Representative

Jane A. Tedder               Vice President (Equity Fund only)                     Vice President and Senior Economist

Terry A. Milberger           Vice President (Equity Fund only)                     Vice President and Senior Portfolio Manager

Mark E. Young                Vice President                                        Vice President

Amy J. Lee                   Secretary                                             Secretary

Brenda M. Harwood            Assistant Treasurer and Assistant Secretary           Assistant Vice President, Assistant Treasurer
                                                                                   and Assistant Secretary

Cindy L. Shields             Assistant Vice President                              Assistant Vice President and Portfolio Manager
                             (Equity and Ultra Fund only)

Thomas A. Swank              Assistant Vice President                              Second Vice President and Portfolio Manager
                             (Growth and Income Fund only)

James P. Schier              Assistant Vice President (Equity Fund only)           Assistant Vice President and Portfolio Manager
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT

     The common stock portion of the GROWTH AND INCOME FUND portfolio is managed by the Investment Manager's Large Capitalization Team consisting of John Cleland, Chief Investment Strategist, Terry Milberger, Jim Schier and Chuck
Lauber. Terry Milberger, Senior Portfolio Manager has had day-to-day responsibility for managing this portion of the portfolio since 1995. The fixed income portion of the Growth and Income Fund portfolio is managed by the Fixed Income Team of the Investment Manager consisting of John Cleland, Chief Investment Strategist, Jane Tedder, Tom Swank, Steve Bowser, Barb Davison, David Eshnaur, Elaine Miller and Paulette Schwerdt. Tom Swank, Assistant Vice President and Portfolio Manager of the Investment Manager, has had day-to-day responsibility for managing the fixed income portion of the Growth and Income Fund portfolio since 1994. EQUITY FUND is managed by the Large Capitalization Team of the Investment Manager described above. Mr. Milberger has had day-to-day responsibility for managing the Equity Fund since 1981. GLOBAL FUND is managed by an investment management team of Lexington. Alan Wapnick and Richard T. Saler, the lead managers, have had day-to-day responsibility for managing Global Fund since 1994. ASSET ALLOCATION FUND is managed by an investment management team of Portfolio Managers of the Investment Manager and Meridian. The team is responsible for day-to-day management of the Fund. Jane Tedder, Senior Economist, has day-to-day responsibility for managing the fixed-income portion of the Fund's portfolio. She has had responsibility for the Fund since January 1996. Pat Boyle, Portfolio Manager of Meridian, has day-to-day responsibility for managing the equity portion of the Fund's portfolio. He has had day-to-day responsibility for the equity portion of the Fund since August 1997. SOCIAL AWARENESS FUND AND ULTRA FUND are managed by the Investment Manager's Small Capitalization Team and Social Responsibility Team, respectively, each of which consists of John Cleland, Chief Investment Strategist, Cindy Shields, Larry Valencia and Frank Whitsell. Cindy Shields, Portfolio Manager, has had day-to-day responsibility for managing the Ultra Fund since 1994 and for managing Social Awareness Fund since its inception in 1996. VALUE FUND is managed by the Large Capitalization Team of the Investment Manager described above. Jim Schier, Portfolio Manager, has had day-to-day responsibility for managing the Value Fund since its inception in 1997.

     Pat Boyle is a research analyst and portfolio manager of Meridian. He has four years of investment experience and is a Chartered Financial Analyst. Mr. Boyle graduated from the University of Denver with a B.S.B.A. degree in Finance.

     John D. Cleland has been involved in the securities industry for more than 30 years. Before joining the Investment Manager in 1968, he was involved in the investment business in securities and residential and commercial real estate for approximately ten years. Mr. Cleland earned a Bachelor of Science degree from the University of Kansas and an M.B.A. from Wharton School of Finance, University of Pennsylvania.

     Terry A. Milberger is a Vice President and Senior Portfolio Manager of the Investment Manager. Mr. Milberger has more than 20 years of investment experience and has managed Equity Fund's portfolio since 1981. He began his career as an investment analyst in the insurance industry and from 1974 through 1978 he served as an assistant portfolio manager for the Investment Manager. He was then employed as Vice President of Texas Commerce Bank and managed its pension fund assets until he returned to the Investment Manager in 1981. Mr.
Milberger holds a bachelor's degree in business and an M.B.A. from the University of Kansas and is a Chartered Financial Analyst. His investment philosophy is based on patience and opportunity for the long-term investor.

     James P. Schier, Assistant Vice President and Portfolio Manager of the Investment Manager, has 13 years experience in the investment field and is a Chartered Financial Analyst. While employed by the Investment Manager, he also served as a research analyst. Prior to joining the Investment Manager in 1995, he was a portfolio manager for Mitchell Capital Management from 1993 to 1995. From 1988 to 1995 he served as Vice President and Portfolio Manager for Fourth Financial. Prior to 1988, Mr. Schier served in various positions in the investment field for Stifel Financial, Josepthal & Company and Mercantile Trust Company. Mr. Schier earned a Bachelor of Business degree from the University of Notre Dame and an M.B.A. from Washington University.

     Cindy L. Shields is a Portfolio Manager of the Investment Manager. Ms. Shields has eight years experience in the securities field and joined the Investment Manager in 1989. She has been a portfolio manager since 1994, and prior to that time, she served as a research analyst for the Investment Manager. Ms. Shields graduated from Washburn University with a Bachelor of Business Administration degree, majoring in finance and economics. She is a Chartered Financial Analyst.

     Tom Swank has over ten years of experience in the investment field. Prior to joining the Investment Manager in 1992, he was an Investment Underwriter and Portfolio Manager for U.S. West Financial Services, Inc. from 1986 to 1992. From 1984 to 1986, he was a Commercial Credit Officer for United Bank of Denver. From 1982 to 1984, he was employed as a Bank Holding Company Examiner for the Federal Reserve Bank of Kansas City - Denver Branch. Mr. Swank graduated from Miami University in Ohio with a Bachelor of Science degree in finance in 1982. He earned a Master of Business Administration degree from the University of Colorado and is a Chartered Financial Analyst.

     Jane Tedder, Vice President and Senior Economist of the Investment Manager, has 20 years of experience in the investment field. Prior to joining the Investment Manager in 1983, she served as Vice President and Trust Officer of Douglas County Bank in Kansas. Ms. Tedder earned a bachelor's degree in education from Oklahoma State University and advanced diplomas from National Graduate Trust School, Northwestern University, and Stonier Graduate School of Banking, Rutgers University. She is a Chartered Financial Analyst.

     Alan Wapnick is a Senior Vice President of Lexington and is responsible for portfolio management. He has 27 years investment experience. Prior to joining Lexington in 1986, Mr. Wapnick was an equity analyst with Merrill Lynch, J. & W. Seligman, Dean Witter and most recently Union Carbide Corporation. Mr. Wapnick is a graduate of Dartmouth College and received a Master's degree in Business Administration from Columbia University.

     Richard Saler is a Senior Vice President of Lexington and is responsible for international investment analysis and portfolio management. He has eleven years of investment experience. Mr. Saler has focused on international markets since first joining Lexington in 1986. Most recently he was a strategist with Nomura Securities and rejoined Lexington in 1992. Mr. Saler is a graduate of New York University with a B.S. degree in Marketing and an M.B.A. in Finance from New York University's Graduate School of Business Administration.

CODE OF ETHICS

     The Funds, the Investment Manager and the Distributor have a written Code of Ethics which requires all access persons to obtain prior clearance before engaging in any personal securities transactions. Access persons include officers and directors of the Funds and Investment Manager and employees that participate in, or obtain information regarding, the purchase or sale of securities by the Funds or whose job relates to the making of any recommendations with respect to such purchases or sales. All access persons must report their personal securities transactions within ten days of the end of each calendar quarter. Access persons will not be permitted to effect transactions in a security if it: (a) is being considered for purchase or sale by the Funds; (b) is being purchased or sold by the Funds; or (c) is being offered in an initial public offering. In addition, portfolio managers are prohibited from purchasing or selling a security within seven calendar days before or after a Fund that he or she manages trades in that security. Any material violation of the Code of Ethics is reported to the Board of the Funds. The Board also reviews the administration of the Code of Ethics on an annual basis.

DISTRIBUTOR

     Security Distributors, Inc. (the "Distributor"), a Kansas corporation and wholly-owned subsidiary of Security Benefit Group, Inc., serves as the principal underwriter for shares of Growth and Income Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Ultra Fund pursuant to Distribution Agreements with the Funds. The Distributor also acts as principal underwriter for Security Income Fund and Security Tax-Exempt Fund.

     The Distributor receives a maximum commission on sales of Class A shares of 5.75% and allows a maximum discount of 5% from the offering price to authorized dealers on the Fund shares sold. The discount is the same for all dealers, but the Distributor at its discretion may increase the discount for specific periods. Salespersons employed by dealers may also be licensed to sell insurance with Security Benefit Life.

     For the fiscal years ended September 30, 1996, 1995 and 1994, the Distributor received gross underwriting commissions on the sale of Class A shares of the Funds of: 1996 - $38,156, 1995 - $30,840 and 1994 - $80,457 for
Growth and Income Fund; 1996 - $869,310, 1995 - $610,460 and 1994 - $597,792 for
Equity Fund;  1996 - $42,335,  1995 - $86,682 and 1994 - $75,084 for Ultra Fund.
For these years, the Distributor retained net underwriting commissions as follows: 1996 - $7,615, 1995 - $5,020 and 1994 - $12,674 for Growth and Income
Fund;  1996 - $107,976,  1995 - $96,169 and 1994 - $98,610 for Equity Fund;  and
1996 - $9,163,  1995 - $14,803 and 1994 - $15,554 for Ultra Fund. For 1996, 1995
and the period October 5, 1993 through September 30, 1994, the Distributor received gross underwriting commissions on the sale of Class A shares of $29,472, $25,278 and $93,332, respectively, for Global Fund and retained net underwriting commissions of $,3,907, $4,002 and $14,560, respectively. For the fiscal year ended September 30, 1996 and the period June 1, 1995 through September 30, 1995, the Distributor received gross underwriting commissions on the sale of Class A shares of $7,393 and $819, respectively, for Asset Allocation Fund and retained net underwriting commissions of $911 and $198, respectively. For the period November 4, 1996 through March 31, 1997, the Distributor received gross underwriting commissions on the sale of Class A shares and contingent deferred sales charges on redemptions of Class B shares of $30,799 for Social Awareness Fund and retained net underwriting commissions of $1,572. The Distributor also receives compensation from Lexington Management Corporation ("Lexington") to defray expenses it incurs in the distribution of certain mutual funds sub-advised by Lexington and variable insurance products certain underlying funds of which are sub-advised by Lexington and for the access which the Distributor permits Lexington to have to its network of brokers and dealers. The Agreement is currently in effect with respect to the Global Series of Security Equity Fund and Series D of SBL Fund, the underlying investment vehicle for certain variable insurance products distributed by the Distributor (collectively referred to as the "Sub-Advised Portfolios"). Pursuant to the terms of the Agreement, Lexington pays the Distributor a fee, ranging from 0% of the average daily net assets of the Sub-Advised Portfolios below $50 million to .25% of the average daily net assets of the Sub-Advised Portfolios of $400 million or more. The fee is calculated daily and payable monthly.

     The Distributor, on behalf of the Funds, may act as a broker in the purchase and sale of securities not effected on a securities exchange, provided that any such transactions and any commissions shall comply with requirements of the Investment Company Act of 1940 and all rules and regulations of the SEC. The Distributor has not acted as a broker.

     The Funds' Distribution Agreements are renewable annually either by the Board of Directors or by the vote of a majority of the Fund's outstanding securities, and, in either event, by a majority of the board who are not parties to the contract or interested persons of any such party. The contract may be terminated by either party upon 60 days' written notice.

ALLOCATION OF PORTFOLIO BROKERAGE

     Transactions in portfolio securities shall be effected in such manner as deemed to be in the best interests of the respective Funds. In reaching a judgment relative to the qualifications of a broker-dealer ("broker") to obtain the best execution of a particular transaction, all relevant factors and circumstances will be taken into account by the Investment Manager or relevant Sub-Adviser, including the overall reasonableness of commissions paid to a broker, the firm's general execution and operational capabilities, and its reliability and financial condition. Subject to the foregoing considerations, the execution of portfolio transactions may be directed to brokers who furnish investment information or research services to the Investment Manager or relevant Sub-Adviser. Such investment information and research services include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities and purchasers  or  sellers of  securities,  and  furnishing  analyses  and  reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and performance of accounts. Such investment information and research services may be furnished by brokers in many ways, including: (1) on-line data base systems, the equipment for which is provided by the broker, that enable the Investment Manager to have real-time access to market information, including quotations; (2) economic research services, such as publications, chart services and advice from economists concerning macroeconomic information; and (3) analytical investment information concerning particular corporations. If a transaction is directed to a broker supplying such information or services, the commission paid for such transaction may be in excess of the commission another broker would have charged for effecting that transaction provided that the Investment Manager or relevant Sub-Adviser shall have determined in good faith that the commission is reasonable in relation to the value of the investment information or the research services provided, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Manager or relevant Sub-Adviser with respect to all accounts as to which it exercises investment discretion. The Investment Manager or relevant Sub-Adviser may use all, none, or some of such information and services in providing investment advisory services to each of the mutual funds under its management, including the Funds.

     In addition, brokerage transactions may be placed with broker-dealers who sell shares of the Funds managed by the Investment Manager and who may or may not also provide investment information and research services. The Investment Manager may, consistent with the NASD Rules of Fair Practice, consider sales of shares of the Funds in the selection of a broker.

     The Funds may also buy securities from, or sell securities to, dealers acting as principals or market makers. The Investment Manager generally will not purchase investment information or research services in connection with such principal transactions.

     Securities held by the Funds may also be held by other investment advisory clients of the Investment Manager and/or relevant Sub-Adviser, including other investment companies. In addition, Security Benefit Life Insurance Company ("SBL"), may also hold some of the same securities as the Funds. When selecting securities for purchase or sale for a Fund, the Investment Manager may at the same time be purchasing or selling the same securities for one or more of such other accounts, subject to the Investment Manager's obligation to seek best execution, such purchases or sales may be executed simultaneously or "bunched." It is the policy of the Investment Manager not to favor one account over the other. Any purchase or sale orders executed simultaneously (which may also include orders from SBL) are allocated at the average price and as nearly as practicable on a pro rata basis (transaction costs will also be shared on a pro rata basis) in proportion to the amounts desired to be purchased or sold by each account. In those instances where it is not practical to allocate purchase or sale orders on a pro rata basis, then the allocation will be made on a rotating or other equitable basis. While it is conceivable that in certain instances this procedure could adversely affect the price or number of shares involved in the Fund's transaction, it is believed that the procedure generally contributes to better overall execution of the Fund's portfolio transactions. The Board of Directors of the Funds has adopted guidelines governing this procedure and will monitor the procedure to determine that the guidelines are being followed and that the procedure continues to be in the best interest of the Fund and its stockholders. With respect to the allocation of initial public offerings ("IPOs"), the Investment Manager may determine not to purchase such offerings for certain of its clients (including investment company clients) due to the limited number of shares typically available to the Investment Manager in an IPO.

     The following table sets forth the brokerage fees paid by the Funds during the last three fiscal years and certain other information:


------------------------------------------------------------------------------------------------------------------------------------
                                                                                               FUND TRANSACTIONS DIRECTED
                                                                                               TO AND COMMISSIONS PAID TO
                                                                        FUND BROKERAGE          BROKER-DEALERS WHO ALSO
                                                                       COMMISSIONS PAID            PERFORMED SERVICES
                           CLASS A SHARES             FUND               TO SECURITY       -----------------------------------
                          ANNUAL PORTFOLIO       TOTAL BROKERAGE      DISTRIBUTORS INC.,                         BROKERAGE
         YEAR              TURNOVER RATE        COMMISSIONS PAID       THE UNDERWRITER       TRANSACTIONS       COMMISSIONS
------------------------------------------------------------------------------------------------------------------------------------
   Security Growth
   and Income Fund
------------------------------------------------------------------------------------------------------------------------------------
         1996                    69%              $   98,516                  0              $ 15,375,167        $ 22,566
         1995                   130%                 257,300                  0                33,932,170          57,450
         1994                   163%                 448,925                  0                21,666,518          53,256
------------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
    Equity Series
------------------------------------------------------------------------------------------------------------------------------------
         1996                    64%              $  919,879                  0              $181,146,205        $227,747
         1995                    95%               1,234,947                  0               168,226,033         327,825
         1994                    79%               1,073,763                  0                74,497,202         182,980
------------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
    Global Series
------------------------------------------------------------------------------------------------------------------------------------
         1996                   142%              $  194,768                  0              $ 11,476,297        $ 20,493
         1995                   141%                 193,540                  0                11,472,063          32,292
         1994                    73%                 186,281                  0                 7,774,273          16,685
------------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
   Asset Allocation
        Series
------------------------------------------------------------------------------------------------------------------------------------
         1996                    75%              $   10,674                  0              $     259,602       $    724
        1995*                   129%                   3,904                  0                         0               0
------------------------------------------------------------------------------------------------------------------------------------
 Security Equity Fund
   Social Awareness
        Series
------------------------------------------------------------------------------------------------------------------------------------
        1997**                   22%              $    2,396                  0              $     501,208       $    665
------------------------------------------------------------------------------------------------------------------------------------
 Security Ultra Fund
------------------------------------------------------------------------------------------------------------------------------------
         1996                   161%              $  200,614                  0              $ 45,866,810        $ 76,520
         1995                   180%                 277,069                  0                24,047,026          42,679
         1994                   111%                 296,484                  0                10,321,410          44,151
------------------------------------------------------------------------------------------------------------------------------------
*Asset Allocation Fund's figures are based on the period June 1, 1995 (date of inception) to September 30, 1995.  **Social Awareness
 Fund's figures are based on the period November 4, 1996 (date of inception) to March 31, 1997.
------------------------------------------------------------------------------------------------------------------------------------

Class B shares' annual portfolio turnover rates for the fiscal years ended September 30, 1996 and 1995 were the same as Class A shares. Class B shares' annual portfolio turnover rates for the period October 19, 1993 to September 30, 1994 were 178%, 80%, 73% and 110% for Growth and Income Fund, Equity Fund, Global Fund and Ultra Fund, respectively. The annual portfolio turnover rate for the period June 1, 1995 to September 30, 1995 was 129% for Asset Allocation Fund. The annualized portfolio turnover rate for the period November 4, 1996 to March 31, 1997 was 22% for Social Awareness Fund. Portfolio turnover information is not yet available for Value Fund as it did not begin operations until May of 1997.

HOW NET ASSET VALUE IS DETERMINED

     The per share net asset value of each Fund is determined by dividing the total value of its securities and other assets, less liabilities, by the total number of shares outstanding. The public offering price for each Fund is its net asset value per share plus, in the case of Class A shares, the applicable sales charge. The net asset value and offering price are computed once daily as of the close of regular trading hours on the New York Stock Exchange (normally 3:00 p.m. Central time) on each day the Exchange is open for trading, which is Monday through Friday, except for the following dates when the exchange is closed in observance of federal holidays: New Year's Day,

President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     The offering price determined at the close of business on the New York Stock Exchange on each day on which the Exchange is open will be applicable to all orders for the purchase of Fund shares received by the dealer prior to such close of business and transmitted to the Funds prior to the close of their business day (normally 5:00 p.m. Central time unless the Exchange closes early). Orders accepted by the dealer after the close of business of the Exchange or on a day when the Exchange is closed will be filled on the basis of the offering price determined as of the close of business of the Exchange on the next day on which the Exchange is open. It is the responsibility of the dealer to promptly transmit orders to the Funds.

     In determining net asset value, securities listed or traded on a national securities exchange are valued on the basis of the last sale price. If there are no sales on a particular day, then the securities shall be valued at the last bid price. All other securities for which market quotations are available are valued on the basis of the last current bid price. If there is no bid price, or if the bid price is deemed to be unsatisfactory by the Board of Directors or the Funds' Investment Manager, then the securities shall be valued in good faith by such method as the Board of Directors determines will reflect their fair market value.

     Because the expenses of distribution are borne by Class A shares through a front-end sales charge and by Class B shares through an ongoing distribution fee, the expenses attributable to each class of shares will differ, resulting in different net asset values. The net asset value of Class B shares will generally be lower than the net asset value of Class A shares as a result of the distribution fee charged to Class B shares. It is expected, however, that the net asset value per share will tend to converge immediately after the payment of dividends which will differ in amount for Class A and B shares by approximately the amount of the different distribution expenses attributable to Class A and B shares.

HOW TO REDEEM SHARES

     Stockholders may turn in their shares directly to the Investment Manager for redemption at net asset value (which may be more or less than the investor's cost, depending upon the market value of the portfolio securities at the time of redemption). The redemption price in cash will be the net asset value next determined after the time when such shares are tendered for redemption.

     Shares will be redeemed on request of the stockholder in proper order to the Investment Manager, which serves as the Funds' transfer agent. A request is made in proper order by submitting the following items to the Investment
Manager: (1) a written request for redemption signed by all registered owners exactly as the account is registered, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed; (2) a guarantee of all signatures on the written request or on the share certificate or accompanying stock power; (3) any share certificates issued for any of the shares to be redeemed; and (4) any additional documents which may be required by the Investment Manager for redemption by corporations or other organizations, executors, administrators, trustees, custodians or the like. Transfers of shares are subject to the same requirements. A signature guarantee is not required for redemptions of $10,000 or less, requested by and payable to all stockholders of record for an account, to be sent to the address of record. The signature guarantee must be provided by an eligible guarantor institution, such as a bank, broker, credit union, national securities exchange or savings association. The Investment Manager reserves the right to reject any signature guarantee pursuant to its written procedures which may be revised in the future. To avoid delay in redemption or transfer, stockholders having questions should contact the Investment Manager.

     The Articles of Incorporation of Security Equity Fund provide that the Board of Directors, without the vote or consent of the stockholders, may adopt a plan to redeem at net asset value all shares in any stockholder account in which there has been no investment (other than the reinvestment of income dividends or capital gains distributions) for the last six months and in which there are fewer than 25 shares or such fewer number of shares as may be specified by the Board of Directors. Any plan of involuntary redemption adopted by the Board of Directors shall provide that the plan is in the economic best interests of the Fund or is necessary to reduce disproportionately burdensome expenses in servicing stockholder accounts. Such plan shall further provide that prior notice of at least six months shall be given to a stockholder before involuntary redemption, and that the stockholder will have at least six months from the date of the notice to avoid redemption by increasing his or her account to at least the minimum number of shares established in the Articles of Incorporation, or such fewer shares as are specified in the plan.

     When investing in the Funds, stockholders are required to furnish their tax identification number and to state whether or not they are subject to withholding for prior underreporting, certified under penalties of perjury as prescribed by the Internal Revenue Code. To the extent permitted by law, the redemption proceeds of stockholders who fail to furnish this information will be reduced by $50 to reimburse for the IRS penalty imposed for failure to report the tax identification number on information reports.

     Payment in cash of the amount due on redemption, less any applicable deferred sales charge, for shares redeemed will be made within seven days after tender, except that the Funds may suspend the right of redemption during any period when trading on the New York Stock Exchange is restricted or such Exchange is closed for other than weekends or holidays, or any emergency is deemed to exist by the Securities and Exchange Commission. When a redemption request is received, the redemption proceeds are deposited into a redemption account established by the Distributor and the Distributor sends a check in the amount of redemption proceeds to the stockholder. The Distributor earns interest on the amounts maintained in the redemption account. Conversely, the Distributor causes payments to be made to the Funds in the case of orders for purchase of Fund shares before it actually receives federal funds.

     The Funds have committed themselves to pay in cash all requests for redemptions by any stockholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period.

     In addition to the foregoing redemption procedure, the Funds repurchase shares from broker-dealers at the price determined as of the close of business on the day such offer is confirmed. The Distributor has been authorized, as agent, to make such repurchases for the Funds' account. Dealers may charge a commission on the repurchase of shares.

     The repurchase or redemption of shares held in a tax-qualified retirement plan must be effected through the trustee of the plan and may result in adverse tax consequences. (See "Retirement Plans," page 51.)

     At various times the Funds may be requested to redeem shares for which they have not yet received good payment. Accordingly, the Funds may delay the mailing of a redemption check until such time as they have assured themselves that good payment (e.g., cash or certified check on a U.S. bank) has been collected for the purchase of such shares.

TELEPHONE REDEMPTIONS

     A stockholder may redeem uncertificated shares in amounts up to $10,000 by telephone request, provided the stockholder has completed the Telephone Redemption section of the application or a Telephone Redemption form which may be obtained from the Investment Manager. The proceeds of a telephone redemption will be sent to the stockholder at his or her address as set forth in the application or in a subsequent written authorization with a signature guarantee. Once authorization has been received by the Investment Manager, a stockholder may redeem shares by calling the Funds at (800) 888-2461, extension 3127, on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Redemption requests received by telephone after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Telephone redemptions are not accepted for IRA and 403(b)(7) accounts. A stockholder who authorizes telephone redemptions authorizes the Investment Manager to act upon the instructions of any person identifying themselves as the owner of the account or the owner's broker. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting a redemption by telephone provide the account registration and number, the owner's tax identification number, and the dollar amount or number of shares to be redeemed, and such instructions must be received on a recorded line. Neither the Fund, the Investment Manager, nor the Distributor will be liable for any loss, liability, cost or expense arising out of any redemption request provided that the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone redemptions may bear the risk of loss from a fraudulent or unauthorized request. The telephone redemption privilege may be changed or discontinued at any time by the Investment Manager or the Funds.

     During  periods  of  severe  market  or  economic   conditions,   telephone
redemptions  may  be  difficult  to  implement  and  stockholders   should  make
redemptions by mail as described under "How to Redeem Shares" above.

HOW TO EXCHANGE SHARES

     Pursuant to arrangements with the Distributor and with Security Cash Fund, stockholders of the Funds may exchange their shares for shares of another of the Funds, for shares of the other mutual funds distributed by the Distributor or for shares of Security Cash Fund at net asset value. The other mutual funds currently distributed by the Distributor currently include Security Corporate Bond, Limited Mautrity Bond, U.S. Government, High Yield, Emerging Markets Total Return, Global Asset Allocation, Global High Yield and Tax-Exempt Funds. Exchanges may be made only in those states where shares of the fund into which an exchange is to be made are qualified for sale.

     Class A and Class B shares of the Funds may be exchanged for Class A and Class B shares, respectively, of another Fund distributed by the Distributor or for shares of Security Cash Fund, a money market fund that offers a single class of shares. Any applicable contingent deferred sales charge will be imposed upon redemption and calculated from the date of the initial purchase without regard to the time shares were held in Security Cash Fund. Such transactions generally have the same tax consequences as ordinary sales and purchases. No service fee is presently imposed on such an exchange. They are not tax-free exchanges.

     Exchanges are made promptly upon receipt of a properly completed Exchange Authorization form and (if issued) share certificates in good order for transfer. If the stockholder is a corporation, partnership, agent, fiduciary or surviving joint owner, additional documentation of a customary nature, such as a stock power and guaranteed signature, will be required. (See "How to Redeem Shares," page 42.)

     This privilege may be changed or discontinued at any time at the discretion of the management of the Funds upon 60 days' notice to stockholders. It is contemplated, however, that the privilege will be extended in the absence of objection by regulatory authorities and provided shares of the respective companies are available and may be legally sold in the jurisdiction in which the stockholder resides. A current prospectus of the Fund into which an exchange is made will be given each stockholder exercising this privilege.

EXCHANGE BY TELEPHONE

     To exchange shares by telephone, a shareholder must have completed either the Telephone Exchange section of the application or a Telephone Transfer
Authorization form which may be obtained from the Investment Manager. Authorization must be on file with the Investment Manager before exchanges may be made by telephone. Once authorization has been received by the Investment Manager, a stockholder may exchange shares by telephone by calling the Funds at
(800) 888-2461, extension 3127 on weekdays (except holidays) between the hours of 7:00 a.m. and 6:00 p.m. Central time. Exchange requests received after the close of the New York Stock Exchange (normally 3:00 p.m. Central time) will be treated as if received on the next business day. Shares which are held in certificate form may not be exchanged by telephone.

     The telephone exchange privilege is only permitted between accounts with identical registration. The Investment Manager has established procedures to confirm that instructions communicated by telephone are genuine and may be liable for any losses due to fraudulent or unauthorized instructions if it fails to comply with its procedures. The Investment Manager's procedures require that any person requesting an exchange by telephone provide the account registration and number, the tax identification number, the dollar amount or number of shares to be exchanged, and the names of the Security Funds from which and into which the exchange is to be made, and such instructions must be received on a recorded line. Neither the Funds, the Investment Manager nor the Distributor will be liable for any loss, liability, cost or expense arising out of any request, including any fraudulent request provided the Investment Manager complied with its procedures. Thus, a stockholder who authorizes telephone exchanges may bear the risk of loss in the event of a fraudulent or unauthorized request. This telephone exchange privilege may be changed or discontinued at any time at the discretion of the management of the Funds. In particular, the Funds may set limits on the amount and frequency of such exchanges, in general or as to any individual who abuses such privilege.

DIVIDENDS AND TAXES

     It is each Fund's policy to pay dividends from net investment income as from time to time declared by the Board of Directors, and to distribute realized capital gains (if any) in excess of any capital losses and capital loss carryovers, at least once a year. Because Class A shares of the Funds bear most of the costs of distribution of such shares through payment of a front-end sales charge, while Class B shares of the Funds bear such costs through a higher distribution fee, expenses attributable to Class B shares, generally, will be higher and as a result, income distributions paid by the Funds with respect to Class B shares generally will be lower than those paid with respect to Class A shares. Because the value of a share is based directly on the amount of the net assets rather than on the principle of supply and demand, any distribution of capital gains or payment of an income dividend will result in a decrease in the value of a share equal to the amount paid. All such dividends and distributions are automatically reinvested on the payable date in shares of the Funds at net asset value as of the record date (reduced by an amount equal to the amount of the dividend or distribution), unless the Investment Manager is previously notified in writing by the stockholder that such dividends or distributions are to be received in cash. A stockholder may request that such dividends or distributions be directly deposited to the stockholder's bank account. A stockholder who elected not to reinvest dividends or distributions paid with respect to Class A shares may, at any time within 30 days after the payment date, reinvest a dividend check without imposition of a sales charge.

     For federal income tax purposes, dividends paid by the Funds from net investment income may qualify for the corporate stockholder's dividends received deduction to the extent the Funds designate the amount distributed as a qualified dividend. The aggregate amount designated as a qualified dividend by the Funds cannot exceed the aggregate amount of dividends received by the Funds from domestic corporations for the taxable year. The corporate dividends received deduction will be limited if the shares with respect to which the dividends are received are treated as debt-financed or are deemed to have been held less than 46 days. In addition, a corporate stockholder must hold Fund shares for at least 46 days to be eligible to claim the dividends received deduction. All dividends from net investment income, together with distributions of any realized net short-term capital gains, whether paid direct to the stockholder or reinvested in shares of the Funds, are taxable as ordinary income.

     Stockholders will report as long-term capital gains income any realized net long-term capital gains in excess of any capital loss carryover which is distributed to them and designated by the Fund as a capital gain dividend, whether or not reinvested in the Fund, and regardless of the period of time such shares have been owned by the stockholders. Advice as to the tax status of each year's dividends and distributions will be mailed annually. At March 31, 1997, Social Awareness Fund had accumulated net realized losses on sales of investments of $103,870.

     A purchase of shares shortly before payment of a dividend or distribution is disadvantageous because the dividend or distribution to the purchaser has the effect of reducing the per share net asset value of the shares by the amount of the dividends or distributions. In addition, all or a portion of such dividends or distributions (although in effect a return of capital) may be taxable.

     Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     To qualify as a regulated investment company, each Fund must, among other things: (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies ("Qualifying Income Test"); (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months (namely (a) stock or securities, (b) options, futures and forward contracts (other than those on foreign currencies), and (c) foreign currencies (including options, futures, and forward contracts on such currencies) not directly related to a Fund's principal business of investing in stocks or securities (or options and futures with respect to stocks and securities)); (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and

(b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or of two or more issuers which the Fund controls (as that term is defined in the relevant provisions of the Code) and which are determined to be engaged in the same or similar trades or businesses or related trades or businesses; and (iv) distribute at least 90% of the sum of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) and its net tax-exempt interest each taxable year. The Treasury Department is authorized to promulgate regulations under which foreign currency gains would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities (or options and futures with respect to securities). To date, no such regulations have been issued.

     Certain requirements relating to the qualification of a Fund as a regulated investment company may limit the extent to which a Fund will be able to engage in certain investment practices, including transactions in futures contracts and other types of derivative securities transactions. In addition, if a Fund were unable to dispose of portfolio securities due to settlement problems relating to foreign investments or due to the holding of illiquid securities, the Fund's ability to qualify as a regulated investment company might be affected.

     A Fund qualifying as a regulated investment company generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the net short-term capital losses), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains.

     Generally, regulated investment companies, like the Fund, must distribute amounts on a timely basis in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% excise tax. Generally, to avoid the tax, a regulated investment company must distribute during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the 12-month period ending on October 31 of the calendar year, and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution is treated as paid on December 31 of the calendar year if it is declared by a Series in October, November or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions are taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

     If, as a result of exchange controls or other foreign laws or restrictions regarding repatriation of capital, a Fund were unable to distribute an amount equal to substantially all of its investment company taxable income (as determined for U.S. tax purposes) within applicable time periods, the Fund would not qualify for the favorable federal income tax treatment afforded regulated investment companies, or, even if it did so qualify, it might become liable for federal taxes on undistributed income. In addition, the ability of a Fund to obtain timely and accurate information relating to its investments is a significant factor in complying with the requirements applicable to regulated investment companies in making tax-related computations. Thus, if a Fund were unable to obtain accurate information on a timely basis, it might be unable to qualify as a regulated investment company, or its tax computations might be subject to revisions (which could result in the imposition of taxes, interest and penalties).

     Generally,  gain or loss  realized  upon the sale or  redemption  of shares
(including the exchange of shares for shares of another fund) will be capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares have been held for more than one year. Investors should be aware that any loss realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to the shareholder with respect to such shares. In addition, any loss realized on a sale or exchange of shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days, beginning 30 days before and ending 30 days after the date the shares are disposed of, such as pursuant to the reinvestment of dividends. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Under certain circumstances, the sales charge incurred in acquiring Class A shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies in circumstances when shares of the Fund are exchanged within 90 days after the date they were purchased and new shares in a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss recognized on the exchange will be determined by excluding from the tax basis of the shares exchanged all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of having incurred the sales charge initially. Instead, the portion of the sales charge affected by this rule will be treated as an amount paid for the new shares.

     The Funds are required by law to withhold 31% of taxable dividends and distributions to shareholders who do not furnish their correct taxpayer identification numbers, or are otherwise subject to the backup withholding provisions of the Internal Revenue Code.

     Each series of Security Equity Fund will be treated separately in determining the amounts of income and capital gains distributions. For this purpose, each series will reflect only the income and gains, net of losses of that series.

     PASSIVE FOREIGN INVESTMENT COMPANIES. Some of the Funds may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one half of its assets constitutes investment-type assets or 75% or more of its gross income is investment-type income. Under the PFIC rules, an "excess distribution" received with respect to PFIC stock is treated as having been realized ratably over a period during which the Fund held the PFIC stock. The Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Fund's holding period in prior taxable years (an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though the Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

     A Fund may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election may be available that would involve marking to market a Fund's PFIC stock at the end of each taxable year (and on certain other dates prescribed in the Code), with the result that unrealized gains are treated as though they were realized. If this election were made, tax at the Fund level under the PFIC rules would be eliminated, but a Fund could, in limited circumstances, incur nondeductible interest charges. A Fund's intention to qualify annually as a regulated investment company may limit the Fund's elections with respect to PFIC stock.

     Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject a Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

     OPTIONS, FUTURES AND FORWARD CONTRACTS AND SWAP AGREEMENTS. Certain options, futures contracts, and forward contracts in which a Fund may invest may be "Section 1256 contracts." Gains or losses on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses; however, foreign currency gains or losses arising from certain Section 1256 contracts may be treated as ordinary income or loss. Also, Section 1256 contracts held by a Fund at the end of each taxable year (and at certain other times as prescribed pursuant to the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

     Generally, the hedging transactions undertaken by a Fund may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, swap agreements and other financial contracts to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which is taxed as ordinary income when distributed to shareholders.

     A Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions.

     Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased as compared to a fund that did not engage in such hedging transactions.

     Because only a few regulations regarding the treatment of swap agreements, and related caps, floors and collars, have been implemented, the tax consequences of such transactions are not entirely clear. The Funds intend to account for such transactions in a manner deemed by them to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected.

     The requirements applicable to a Fund's qualification as a regulated investment company may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements and other financial contracts.

     FOREIGN TAXATION. Income received by a Fund from sources within a foreign country may be subject to withholding and other taxes imposed by that country. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes.

     FOREIGN CURRENCY TRANSACTIONS. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that a Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     OTHER TAXES. The foregoing discussion is general in nature and is not intended to provide an exhaustive presentation of the tax consequences of investing in a Fund. Distributions may also be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation. Depending upon the nature and extent of a Fund's contacts with a state or local jurisdiction, the Fund may be subject to the tax laws of such jurisdiction if it is regarded under applicable law as doing business in, or as having income derived from, the jurisdiction. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

ORGANIZATION

     The Articles of Incorporation of each Fund provide for the issuance of an indefinite number of shares of common stock in one or more classes or series. Security Equity Fund has authorized capital stock of $.25 par value and currently issues its shares in five series, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Value Fund. The shares of each series of Security Equity Fund represent a pro rata beneficial interest in that series' net assets and in the earnings and profits or losses derived from the investment of such assets. Growth and Income and Ultra Funds have not issued shares in any additional series at the present time. Growth and Income and Ultra Funds each have authorized capital stock of $1.00 par value and $.50 par value, respectively.

     Each of the Funds currently issues two classes of shares which participate proportionately based on their relative net asset values in dividends and distributions and have equal voting, liquidation and other rights except that
(i) expenses related to the distribution of each class of shares or other expenses that the Board of Directors may designate as class expenses from time to time, are borne solely by each class; (ii) each class of shares has exclusive voting rights with respect to any Distribution Plan adopted for that class; (iii) each class has different exchange privileges; and (iv) each class has a different designation. When issued and paid for, the shares will be fully paid and nonassessable by the Funds. Shares may be exchanged as described under "How to Exchange Shares," page 44,but will have no other preference, conversion, exchange or preemptive rights. Shares are transferable, redeemable and assignable and have cumulative voting privileges for the election of directors.

     On certain matters, such as the election of directors, all shares of the Series of Security Equity Fund, Equity Fund, Global Fund, Asset Allocation Fund, Social Awareness Fund and Value Fund, vote together, with each share having one vote. On other matters affecting a particular series, such as the investment advisory contract or the fundamental policies, only shares of that series are entitled to vote, and a majority vote of the shares of that series is required for approval of the proposal.

     The Funds do not generally hold annual meetings of stockholders and will do so only when required by law. Stockholders may remove directors from office by vote cast in person or by proxy at a meeting of stockholders. Such a meeting will be called at the written request of 10% of a Fund's outstanding shares.

LEGAL PROCEEDINGS

     Ultra Fund has been named as a class defendant in an adversary proceeding filed on March 14, 1995 in a pending bankruptcy, captioned In re: Integra Realty Resources, Inc., Integra-a Hotel and Restaurant Company, and BHC of Denver, Inc., United States Bankruptcy Court for the District of Colorado. The adversary proceeding was brought by Jeffrey A. Weinman, as Trustee for the Integra
Unsecured Creditors against the principal defendant Fidelity Capital Appreciation Fund and over 6,000 other class defendants, including the Ultra Fund. The Trustee alleges that the defendants, former shareholders of Integra Realty Resources, Inc., improperly received a distribution of Integra's assets in December 1988 when Integra distributed all of the shares of its subsidiary, ShowBiz Pizza Time, to its shareholders, leaving insufficient resources for Integra to continue to operate to the detriment of the Integra Unsecured Creditors. Ultra Fund has been advised that its maximum exposure in the lawsuit should be less than $361,000.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND-PAYING AGENT

     UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri, acts as the custodian for the portfolio securities of Growth and Income Fund, Equity Fund, Social Awareness Fund, Value Fund and Ultra Fund. Chase Manhattan Bank, 4 Chase MetroTech Center, Brooklyn, New York 11245 acts as custodian for the portfolio securities of Global and Asset Allocation Funds, including those held by foreign banks and foreign securities depositories which qualify as eligible foreign custodians under the rules adopted by the SEC. Security Management Company, LLC acts as the Funds' transfer and dividend-paying agent.

INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP, One Kansas City Place, 1200 Main Street, Kansas City, Missouri, has been selected by the Funds' Board of Directors to serve as the Funds' independent auditors, and as such, the firm will perform the annual audit of the Funds' financial statements.

PERFORMANCE INFORMATION

     The Funds may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements or sales literature may be expressed as average annual total return or aggregate total return.

     Quotations of average annual total return will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Funds over periods of 1, 5 and 10 years (up to the life of the Fund), calculated pursuant to the following formula:

                                 P(1 + T)n = ERV

(where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will reflect the deduction of the maximum initial sales load of 5.75% in the case of quotations of performance of Class A shares or the applicable contingent deferred sales charge in the case of quotations of performance of Class B shares and a proportional share of Fund expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Growth and Income Fund was 13.45%, 8.78% and 9.00%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Growth and Income Fund was 14.01%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Growth and Income Fund was 8.55%.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Equity Fund was 17.71%, 15.70% and 15.24%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Equity Fund was 18.57%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Equity Fund was 15.58%.

     For the 1-year period ended September 30, 1996, the average annual total return of Class A shares of Global Fund was 10.94%. For the period October 5, 1993 (date of inception) to September 30, 1996, the average annual total return of Class A shares of Global Fund was 7.33%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Global Fund was 11.57%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return of Class B shares of Global Fund was 7.88%.

     For the 1-, 5- and 10-year periods ended September 30, 1996, respectively, the average annual total return of Class A shares of Ultra Fund was 8.73%, 10.61% and 6.70%. For the 1-year period ended September 30, 1996, the average annual total return of Class B shares of Ultra Fund was 8.81%. For the period October 19, 1993 (date of inception) to September 30, 1996, the average annual total return for Class B shares of Ultra Fund was 8.56%.

     For the 1-year period ended September 30, 1996 the average annual total return of Class A and Class B shares of Asset Allocation Fund was 3.69% and 3.97%, respectively. For the period June 1, 1995 (date of inception) through September 30, 1996, the average annual total return of Class A and Class B shares of Asset Allocation Fund was 6.88% and 7.71%, respectively.

     For the period November 4, 1996 (date of inception) through March 31, 1997, the average annual total return of Class A and Class B shares of Social Awareness Fund was -22.3% and -21.4%, respectively.

     Quotations of aggregate total return will be calculated for any specified period pursuant to the following formula:

                                   ERV - P
                                   ------- = T
                                      P

(where P = a hypothetical initial payment of $1,000, T = the total return, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures will assume that all dividends and distributions are reinvested when paid. The Funds may, from time to time, include quotations of aggregate total return that do not reflect deduction of the sales load. The sales load, if reflected, would reduce the total return.

     The aggregate total return on an investment made in Class A shares of Growth and Income Fund, Equity Fund and Ultra Fund calculated as described above for the period from September 30, 1986 through September 30, 1996 was 136.82%, 313.00% and 91.27%, respectively. Aggregate total return on an investment made in Class A shares of Global Fund calculated as described above for the period October 1, 1993 through September 30, 1996 was 23.66%. Aggregate total return on an investment made in Class B shares of Growth and Income, Equity, Global and Ultra Funds calculated as described above for the period October 19, 1993 through September 30, 1996 was 27.40%, 53.31%, 25.07% and 27.42%, respectively.
Aggregate total return made on an investment made in Class A and Class B shares of Asset Allocation Fund calculated as described above for the period June 1, 1995 through September 30, 1996 was 9.29% and 10.42%, respectively. Aggregate total return on an investment made in Class A and Class B shares of Social Awareness Fund calculated as described above for the period November 4, 1996 through March 31, 1997 was -4.4% and -4.7%, respectively. These figures reflect deduction of the maximum sales load. Performance information is not yet available for Value Fund as it did not begin operations until May of 1997.

     In addition, quotations of total return will also be calculated for several consecutive one-year periods, expressing the total return as a percentage increase or decrease in the value of the investment for each year relative to the ending value for the previous year.

     Quotations of average annual total return and aggregate total return will reflect only the performance of a hypothetical investment in the Funds during the particular time period shown. Such quotations for the Funds will vary based on changes in market conditions and the level of the Funds' expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

     In connection with communicating its average annual total return or aggregate total return to current or prospective shareholders, the Funds also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to other unmanaged indexes which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs. Each Fund will include performance data for both Class A and Class B Shares of the Fund in any advertisement or report including performance data of the Fund. Such mutual fund rating services include the following: Lipper Analytical Services; Morningstar, Inc.; Investment Company Data; Schabacker Investment Management; Wiesenberger Investment Companies Service; Computer Directions Advisory (CDA); and Johnson's Charts. Such
unmanaged indexes include the following: S&P 500; the Dow Jones Industrial Average; NASDAQ 100 and NASDAQ 200; Russell 2000 and Russell 2500; the Wilshire 1750 and Wilshire 4500; and the Domini Social Index. When comparing the Funds' performance with that of other alternatives, investors should understand that shares of the Funds may be subject to greater market risks than are certain other types of investments.

RETIREMENT PLANS

     The Funds offer tax-qualified retirement plans for individuals (Individual Retirement Accounts, known as IRAs), several prototype retirement plans for the self-employed (Keogh plans), pension and profit-sharing plans for corporations, and custodial account plans for employees of public school systems and organizations meeting the requirements of Section 501(c)(3) of the Internal Revenue Code. Actual documents and detailed materials about the plans will be provided upon request to the Distributor.

     Purchases of the Funds' shares under any of these plans are made at the public offering price next determined after contributions are received by the Distributor. The Funds' shares owned under any of the plans have full dividend, voting and redemption privileges. Depending on the terms of the particular plan, retirement benefits may be paid in a lump sum or in installment payments over a specified period. There are possible penalties for premature distributions from such plans.

     Security Management Company, LLC is available to act as custodian for the plans on a fee basis. For IRAs, SIMPLE IRAs, Section 403(b) Retirement Plans, and Simplified Employee Pension Plans (SEPPs), service fees for such custodial services currently are: (1) $10 for annual maintenance of the account and (2) benefit distribution fee of $5 per distribution. Service fees for other types of plans will vary. These fees will be deducted from the plan assets. Optional supplemental services are available from Security Benefit Life Insurance Company for additional charges.

     Retirement investment programs involve commitments covering future years. It is important that the investment objectives and structure of the Funds be considered by the investors for such plans. A brief description of the available tax-qualified retirement plans is provided below. However the tax rules applicable to such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Therefore, no attempt is made to provide more than general information about the various types of qualified plans.

     Investors are urged to consult their own attorneys or tax advisers when considering the establishment and maintenance of any such plans.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAs)

     Individual Retirement Account Custodial Agreements are available to provide investment in shares of the Funds or in other Funds in the Security Group. An individual may initiate an IRA through the Underwriter by executing the custodial agreement and making a minimum initial investment of at least $100. A $10 annual fee is charged for maintaining the account.

     An individual may make a contribution to an IRA each year of up to the lesser of $2,000 or 100% of earned income under current tax law. Spousal IRAs allow an individual and his or her spouse to contribute up to $2,000 to their respective IRAs so long as a joint tax return is filed and joint income is $4,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of $2,000 or 100% of that spouse's compensation. The maximum the lower compensated spous e may contribute is the lesser of (i) $2,000 or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA.

     Deductions for IRA contributions are limited for taxpayers who are covered by an employer-sponsored retirement plan. However, these limitations do not apply to a single taxpayer with adjusted gross income of $25,000 or less or married taxpayers with adjusted gross income of $40,000 or less (if they file a joint tax return). Taxpayers with adjusted gross income less than $10,000 in excess of these amounts may deduct a portion of their IRA contributions. The nondeductible portion is calculated by reference to the amount of the taxpayer's income above $25,000 (single) or $40,000 (married) as a percentage of $10,000.

     Contributions must be made in cash no later than April 15 following the close of the tax year. No annual contribution is permitted for the year in which the investor reaches age 70 1/2 or any year thereafter.

     In addition to annual contributions, total distributions and certain partial distributions from certain employer-sponsored retirement plans may be eligible to be reinvested into an IRA if the reinvestment is made within 60 days of receipt of the distribution by the taxpayer. Such rollover contributions are not subject to the limitations on annual IRA contributions described above.

SIMPLE IRAS

     The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers (SIMPLE Plans). SIMPLE Plan participants must establish a SIMPLE IRA into which plan contributions will be deposited.

     The Investment Manager makes available SIMPLE IRAs to provide investment in shares of the Funds. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Contributions must be made in cash and cannot exceed the maximum amount allowed under the Internal Revenue Code. On a pre-tax basis, up to $6,000 of compensation (through salary deferrals) may be contributed to a SIMPLE IRA. In addition, employers are required to make either
(1) a dollar-for-dollar matching contribution or (2) a nonelective contribution to each participant's account each year. In general, matching contributions must equal up to 3% of compensation, but under certain circumstances, employers may make lower matching contributions. Instead of the match, employers may make a nonelective contribution equal to 2% of compensation (compensation for purposes of any nonelective contribution is limited to $160,000, as indexed).

     Distributions from a SIMPLE IRA are (1) taxed as ordinary income; (2) includable in gross income; and (3) subject to applicable state tax laws.

     Distributions prior to age 59 1/2 may be subject to a 10% penalty tax which increases to 25% for distributions made before a participant has participated in the SIMPLE Plan for at least two years. An annual fee of $10 is charged for maintaining the SIMPLE IRA.

PENSION AND PROFIT-SHARING PLANS

     Prototype   corporate   pension  or   profit-sharing   plans   meeting  the
requirements of Internal Revenue Code Section 401(a) are available. Information concerning these plans may be obtained from the Distributor.

403(b) RETIREMENT PLANS

     Employees of public school systems and tax-exempt organizations meeting the requirements of Internal Revenue Code Section 501(c)(3) may purchase shares of the Funds or of the other Funds in the Security Group under a Section 403(b) Plan. Section 403(b) Plans are subject to numerous restrictions on the amount that may be contributed, the persons who are eligible to participate and on the time when distributions may commence.

SIMPLIFIED EMPLOYEE PENSION PLANS (SEPPs)

     A prototype SEPP is available for corporations, partnerships or sole proprietors desiring to adopt such a plan for purchases of IRAs for their employees. Employers establishing a SEPP may contribute a maximum of $30,000 a year to an IRA for each employee. This maximum is subject to a number of limitations.

FINANCIAL STATEMENTS

     The audited financial statements of the Funds (except Social Awareness Fund and Value Fund), which are contained in the Funds' September 30, 1996 Annual Report, and the unaudited financial statements of the Social Awareness Fund for the period November 4, 1996 (date of inception) to March 31, 1997, are incorporated herein by reference. Financial information is not yet available for Value Fund as it did not begin operations until May of 1997. Copies of the Annual Report and the unaudited financial statements of Social Awareness Fund are provided to every person requesting a Statement of Additional Information.

                                   APPENDIX A


DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION

     AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

     AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

     A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

     BB, B, CCC, CC - Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     C - The rating C is reserved for income bonds on which no interest is being paid.

     D - Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

                                   APPENDIX B


REDUCED SALES CHARGES

CLASS A SHARES

     Initial sales charges may be reduced or eliminated for persons or organizations purchasing Class A shares of the Funds alone or in combination with Class A shares of certain other Security Funds.

     For purposes of qualifying for reduced sales charges on purchases made pursuant to Rights of Accumulation or a Statement of Intention (also referred to as a "Letter of Intent"), the term "Purchaser" includes the following persons: an individual, his or her spouse and children under the age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account established for their benefit; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; or a pension, profit-sharing or other employee benefit plan whether or not qualified under Section 401 of the Internal Revenue Code.

RIGHTS OF ACCUMULATION

     A Purchaser may combine all previous purchases with his or her contemplated current purchases of Class A Shares of a Fund, for the purpose of determining the sales charge applicable to the current purchase. For example, an investor who already owns Class A shares of a Fund either worth $30,000 at the applicable current offering price or purchased for $30,000 and who invests an additional $25,000, is entitled to a reduced front-end sales charge of 4.75% on the latter purchase. The Underwriter must be notified when a sale takes place which would qualify for the reduced charge on the basis of previous purchases subject to confirmation of the investor's holding through the Fund's records. Rights of accumulation apply also to purchases representing a combination of the Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund in those states where shares of the Fund being purchased are qualified for sale.

STATEMENT OF INTENTION

     A Purchaser may sign a Statement of Intention, which may be signed within 90 days after the first purchase to be included thereunder, in the form provided by the Underwriter covering purchases of Class A shares of the Funds, Security Income Fund or Security Tax-Exempt Fund to be made within a period of 13 months (or a 36-month period for purchases of $1 million or more) and thereby become eligible for the reduced front-end sales charge applicable to the actual amount purchased under the Statement. Five percent of the amount specified in the Statement of Intention will be held in escrow shares until the Statement is completed or terminated. The shares so held may be redeemed by the Funds if the investor is required to pay additional sales charges which may be due if the amount of purchases made by the Purchaser during the period the Statement is effective is less than the total specified in the Statement of Intention.

     A Statement of Intention may be revised during the 13-month period (or a 36-month period for purchases of $1 million or more). Additional Class A shares received from reinvestment of income dividends and capital gains distributions are included in the total amount used to determine reduced sales charges. The Statement is not a binding obligation upon the investor to purchase or any Fund to sell the full indicated amount. A Statement of Intention form may be obtained from the Funds. An investor considering signing such an agreement should read the Statement of Intention carefully.

REINSTATEMENT PRIVILEGE

     Stockholders who redeem their Class A shares of the Funds have a one-time privilege (1) to reinstate their accounts by purchasing shares without a sales charge up to the dollar amount of the redemption proceeds, or (2) to the extent the redeemed shares would have been eligible for the exchange privilege, to purchase Class A shares of another of the Funds, Security Income Fund and Security Tax-Exempt Fund, without a sales charge up to the dollar amount of the redemption proceeds. Written notice and a check in the amount of the reinvestment from eligible stockholders wishing to exercise this reinstatement privilege must be received by a fund within 30 days after the redemption request was received (or such longer period as may be permitted by rules and regulations promulgated under the Investment Company Act of 1940). The reinstatement or exchange will be made at the net asset value next determined after the reinvestment is received by the Fund. Stockholders making use of the reinstatement privilege should note that any gains realized upon the redemption will be taxable while any losses may be deferred under the "wash sale" provision of the Internal Revenue Code.